                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ x ]
File No. 33-53690

       Pre-Effective Amendment No.                                         [   ]


       Post-Effective Amendment No.   15                                   [ x ]


                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ x ]
File No. 811-7310


       Amendment No. 13                                                    [ x ]


ARK Funds
(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive
Oaks, PA  19456
(Address of Principal Executive Office)


Registrant's Telephone Number, including Area Code: 1-610-676-1000


Ms. Kathryn L. Stanton
Vice President and Secretary
ARK Funds
One Freedom Valley Drive
Oaks, PA  19456
(Name and Address of Agent for Service)

Copies to:

Alan C. Porter, Esq.
Piper & Marbury L.L.P.
1200 Nineteenth St., N.W.
Washington, D.C. 20036

It is proposed that this filing will become effective:


( )      immediately upon filing pursuant to paragraph (b)
( )      on ( date ) pursuant to paragraph (b)
( )      60 days after filing pursuant to paragraph (a)(1)
(x)      on (August 27, 1997) pursuant to paragraph (a)(1)
( )      75 days after filing pursuant to paragraph (a)(2)
( )      on ( date ) pursuant to paragraph (a)(2) of Rule 485.



If appropriate, check the following box:

( ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has previously elected to register an indefinite number of shares of beneficial interest of its U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended April 30, 1997 was filed on June 25, 1997.



                   Page 1 of 197. Exhibit Index on Page 198.



                                   ARK FUNDS
                                  CONTENTS OF
                        POST-EFFECTIVE AMENDMENT NO. 15


                                                                           Page
Facing Sheet

Table of Contents

Part A Cross Reference Sheet for Retail Class

Prospectus for Retail Class

Part A Cross Reference Sheet for Institutional Class

Prospectus for Institutional Class

Part A Cross Reference Sheet for Institutional  II Class

Prospectus for Institutional II Class

Part B Cross Reference Sheet
Statement of Additional Information

Part C

Signature Page

Exhibits

Exhibit Index

                            ARK FUNDS:  RETAIL CLASS

                      U.S. TREASURY MONEY MARKET PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                             MONEY MARKET PORTFOLIO
                        TAX-FREE MONEY MARKET PORTFOLIO
                         SHORT-TERM TREASURY PORTFOLIO
                      INTERMEDIATE FIXED INCOME PORTFOLIO
                                INCOME PORTFOLIO
                          MARYLAND TAX-FREE PORTFOLIO
                        PENNSYLVANIA TAX-FREE PORTFOLIO
                               BALANCED PORTFOLIO
                            EQUITY INCOME PORTFOLIO
                             EQUITY INDEX PORTFOLIO
                           BLUE CHIP EQUITY PORTFOLIO
                           LARGE-CAP VALUE PORTFOLIO
                            MID-CAP EQUITY PORTFOLIO
                                STOCK PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                            SPECIAL EQUITY PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                             CROSS REFERENCE SHEET


Form N-1A Item Number

Part A                                         Prospectus Caption
1 . . . . . . . . . . . . . . . . . . . . . .  Cover Page
2 . . . . . . . . . . . . . . . . . . . . . .  Fees and Expenses
3 a,b . . . . . . . . . . . . . . . . . . . .  Financial Highlights
  c . . . . . . . . . . . . . . . . . . . . .  Performance
4 a(i). . . . . . . . . . . . . . . . . . . .  General Information
  a(ii),b,c . . . . . . . . . . . . . . . . .  Investment Objectives and Policies; Risks
                                                 to Consider
5 a,b,c,d,e,f . . . . . . . . . . . . . . . .  Management of the Fund
  g . . . . . . . . . . . . . . . . . . . . .  Portfolio Transactions and Valuation
5A. . . . . . . . . . . . . . . . . . . . . .  *
6 a . . . . . . . . . . . . . . . . . . . . .  General Information
  b,c,d . . . . . . . . . . . . . . . . . . .  *
  e . . . . . . . . . . . . . . . . . . . . .  General Information
  f,g . . . . . . . . . . . . . . . . . . . .  Portfolio Transactions and Valuation; Tax Matters
  h . . . . . . . . . . . . . . . . . . . . .  General Information
7 a . . . . . . . . . . . . . . . . . . . . .  Purchases, Exchanges and Redemptions
  b(i),(ii) . . . . . . . . . . . . . . . . .  Portfolio Transactions and Valuation
  b(iii,iv,v),c . . . . . . . . . . . . . . .  *
  d . . . . . . . . . . . . . . . . . . . . .  Purchases, Exchanges and Redemptions
  e, f(i),(ii). . . . . . . . . . . . . . . .  Management of the Fund
  f(iii). . . . . . . . . . . . . . . . . . .  *
8 . . . . . . . . . . . . . . . . . . . . . .  Purchases, Exchanges and Redemptions
9 . . . . . . . . . . . . . . . . . . . . . .  *

_____________________
* Not applicable.

ARK FUNDS -- RETAIL CLASS

--------------------------------------------------------------------------------
PROSPECTUS
                        , 1997
--------------------------------------------------------------------------------


* U.S. Treasury Money Market Portfolio         * Equity Income Portfolio
* U.S. Government Money Market Portfolio       * Equity Index Portfolio
* Money Market Portfolio                       * Blue Chip Equity Portfolio
* Tax-Free Money Market Portfolio              * Large-Cap Value Portfolio
* Short-Term Treasury Portfolio                * Mid-Cap Equity Portfolio
* Intermediate Fixed Income Portfolio          * Stock Portfolio
* Income Portfolio                             * Capital Growth Portfolio
* Maryland Tax-Free Portfolio                  * Special Equity Portfolio
* Pennsylvania Tax-Free Portfolio              * International Equity Portfolio
* Balanced Portfolio


ARK Funds (the "Fund") is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. The portfolios of the Fund listed above have a Retail Class of shares. Retail Class shares are offered through this Prospectus to all investors investing through qualified securities brokers or financial institutions.

AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, THE FIRST NATIONAL BANK OF MARYLAND OR ANY DEPOSITARY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


This Prospectus is designed to provide you with information that you should know before investing. Please read and retain it for future reference. A Statement of
Additional Information dated                , 1997 and Annual Report (including
financial statements for the fiscal year ended April 30, 1997) have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information and Annual Report, and additional information about the classes of shares not offered through this Prospectus, is available upon request without charge by calling 1-800-ARK-FUND.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


Summary.......................................     2
Fees and Expenses.............................     4
Financial Highlights..........................     8
Investment Objectives and Policies............    10
Additional Investment Policies and
  Limitations.................................    19
Risks to Consider.............................    20
Performance...................................    22
Portfolio Transactions and Valuation..........    23
Purchases, Exchanges and Redemptions..........    24
Management of the Fund........................    33
Tax Matters...................................    37
General Information...........................    38
Appendix......................................    40


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY
--------------------------------------------------------------------------------


     The Fund is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. This Prospectus provides information with respect to Retail Class shares of the portfolios listed below (the "Portfolios" or a "Portfolio"). The Intermediate Fixed Income Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio and Stock Portfolio are not currently offering Retail Class shares.


     U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO and TAX-FREE MONEY MARKET PORTFOLIO -- seek to maximize current income and provide liquidity and security of principal. Each money market Portfolio seeks to maintain a constant net asset value per share of $1.00.

     SHORT-TERM TREASURY PORTFOLIO -- seeks to provide current income with a secondary objective of stability of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government.

     INTERMEDIATE FIXED INCOME PORTFOLIO -- seeks to provide current income consistent with the preservation of capital by investing primarily in intermediate-term fixed-income securities.

     INCOME PORTFOLIO -- seeks to provide a high level of current income, with a secondary objective of capital growth consistent with reasonable risk, by investing primarily in a broad range of fixed-income securities.

     MARYLAND TAX-FREE PORTFOLIO -- seeks to provide high current income that is free from federal income tax and the Maryland state and county income taxes by investing primarily in investment-grade municipal securities.

     PENNSYLVANIA TAX-FREE PORTFOLIO -- seeks to provide high current income that is free from federal and Pennsylvania state income taxes by investing primarily in investment-grade municipal securities.


     BALANCED PORTFOLIO -- seeks to provide long-term total returns from both capital appreciation and current income by investing in a diversified portfolio of stocks, debt securities, and cash equivalents.


     EQUITY INCOME PORTFOLIO -- seeks to provide a moderate level of current income and growth of capital by investing primarily in high-quality, income-producing common stocks.

     EQUITY INDEX PORTFOLIO -- seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index.

     BLUE CHIP EQUITY PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in equity securities of established, large capitalization companies.

     LARGE-CAP VALUE PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in common stocks of large companies which the adviser believes are undervalued.

     MID-CAP EQUITY PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in equity securities of medium-sized companies.

     STOCK PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in common stocks.

     CAPITAL GROWTH PORTFOLIO -- seeks to achieve long-term capital appreciation by investing primarily in common stock and securities convertible into common stock.

     SPECIAL EQUITY PORTFOLIO -- seeks to provide capital appreciation by investing in securities of companies believed by the adviser to be "special equities".

     INTERNATIONAL EQUITY PORTFOLIO -- seeks to provide long-term capital growth by investing primarily in foreign equity securities.

     INVESTMENT ADVISERS, DISTRIBUTOR AND ADMINISTRATOR. Allied Investment Advisors, Inc. serves as investment adviser to each Portfolio other than the International Equity Portfolio which is managed by AIB Investment Managers Limited. SEI Investments Distribution Co. serves as the distributor of the Portfolios' shares and SEI Fund Resources serves as the Fund's administrator. See "Management of the Fund".



     PURCHASE, EXCHANGE AND REDEMPTION OF SHARES. Investors may purchase Retail Class shares of the Portfolios at their net asset value plus the applicable sales charge through qualified securities brokers or financial institutions ("Investment Professionals"). No sales charges are imposed on shares of the money market Portfolios and the Short-Term Treasury Portfolio. Shares of a Portfolio may be exchanged for shares of another Portfolio. Shareholders may redeem all or any portion of their shares at the net asset value next determined after the Fund's transfer agent has received the redemption request. See "Purchases, Exchanges and Redemptions".


     RISKS TO CONSIDER. As with any investment, investing in any of the Portfolios involves certain risks and there is no assurance that a Portfolio will achieve its investment objective. By itself no Portfolio constitutes a balanced investment plan. See "Risks to Consider".

     SHAREHOLDER INQUIRIES. Any questions or communications regarding the Portfolios can be directed to the Fund at 1-800-ARK-FUND.

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. You should consider this expense information along with other important information, including each Portfolio's investment objectives, performance (if any) and financial highlights.


                                                                        RETAIL CLASS
                                                  ---------------------------------------------------------
                                                      U.S.
                                                    TREASURY     U.S. GOVERNMENT     MONEY       TAX-FREE
                                                  MONEY MARKET    MONEY MARKET      MARKET     MONEY MARKET
        SHAREHOLDER TRANSACTION EXPENSES           PORTFOLIO        PORTFOLIO      PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)...........      None             None           None         None
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
  price)........................................      None             None           None         None
Maximum Contingent Deferred Sales Charge........      None             None           None         None
Exchange Fee....................................      None             None           None         None
Redemption Fee..................................      None             None           None         None
ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)
Advisory Fees (after waivers)(1)................       .19%             .14%           .11%         .09%
12b-1 Fees......................................       .25%             .25%           .25%         .25%
Other Expenses (after waivers)(2)...............       .24%             .24%           .24%         .26%
-----------------------------------------------------------------------------------------------------------
Total Operating Expenses (after waivers)(3).....       .68%             .63%           .60%         .60%
-----------------------------------------------------------------------------------------------------------



(1) The adviser has agreed to waive, on a voluntary basis, a portion of its fees for each Portfolio and the advisory fees shown reflect those voluntary waivers. The adviser reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fee for each Portfolio would be .25%.


(2) Other expenses are estimated based on amounts incurred during the previous fiscal year and include shareholder servicing fees (.06%) and all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory and 12b-1 fees. A portion of the shareholder servicing fees is being waived for the Portfolios. Absent such waivers, the shareholder servicing fees would be .15%.


(3) Absent the voluntary fee waivers described above, total operating expenses for Retail Class shares of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio would be .83%, .83%, .83% and .85%, respectively.


EXAMPLE
--------------------------------------------------------------------------------

     An investor in Retail Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                     1 YR   3 YRS   5 YRS   10 YRS
                                                                     ----   -----   -----   ------
      U.S. Treasury Money Market Portfolio.........................    7      22      38      85
      U.S. Government Money Market Portfolio.......................    6      20      35      79
      Money Market Portfolio.......................................    6      19      33      75
      Tax-Free Money Market Portfolio..............................    6      19      33      75


The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

                                                                       RETAIL CLASS
                                             ----------------------------------------------------------------
                                             SHORT-TERM   INTERMEDIATE               MARYLAND    PENNSYLVANIA
                                              TREASURY    FIXED INCOME    INCOME     TAX-FREE      TAX-FREE
     SHAREHOLDER TRANSACTION EXPENSES        PORTFOLIO     PORTFOLIO+    PORTFOLIO   PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as
  a percentage of offering price)..........     None            --          4.50%*      4.50%*       4.50%*
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
  price)...................................     None            --          None        None         None
Maximum Contingent Deferred Sales Charge...     None            --          None        None         None
Exchange Fee...............................     None            --          None        None         None
Redemption Fee.............................     None            --          None        None         None
ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)
Advisory Fees (after waivers)(1)...........      .35%          .45%          .50%        .45%         .40%
12b-1 Fees (after waivers)(2)..............      .25%          .00%          .25%        .25%         .25%
Other Expenses (after waivers)(3)..........      .20%          .23%          .20%        .23%         .23%
-------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after
  waivers)(4)..............................      .80%          .68%          .95%        .93%         .88%
-------------------------------------------------------------------------------------------------------------


  + Retail Class shares of this Portfolio are not currently being offered.

  * Sales loads of 4.50% are currently being waived in their entirety on all purchases of Portfolio shares until October 1, 1997. Investors who purchased shares of any Portfolio prior to April 1, 1997 may continue to invest without payment of any sales charges through December 31, 1997. Effective October 1, 1997, waiver of the entire sales load will be discontinued and share purchases by other investors will be subject to a maximum sales load of 3.00%. These waivers may be discontinued at any time.


(1) The adviser has agreed to waive, on a voluntary basis, a portion of its fees for the Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio and the advisory fees shown reflect those voluntary waivers. The adviser reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fees for the Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio would be .60%, .50% and .50%, respectively.


(2) The Fund's distributor has agreed to waive, on a voluntary basis, a portion or all of its distribution fees for the Portfolios. Absent such waivers, the distribution fees would be .40% for the Short-Term Treasury Portfolio and .30% for the Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio.


(3) Other expenses are estimated based on amounts incurred during the previous fiscal year and include shareholder servicing fees and all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory and 12b-1 fees. All shareholder servicing fees are being waived for the Portfolios. Absent such waivers, the shareholder servicing fees would be .15%.


(4) Absent the voluntary fee waivers described above, total operating expenses for Retail Class shares of the Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio would be 1.10%, 1.28%, 1.15%, 1.18% and 1.18%, respectively.


EXAMPLE
--------------------------------------------------------------------------------


     An investor in Retail Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) imposition of a 3% sales charge:



                                                               1 YR     3 YRS     5 YRS     10 YRS
                                                               ----     -----     -----     ------
      Short-Term Treasury Portfolio..........................   38        55        73        126
      Intermediate Fixed Income Portfolio....................   37        51        67        112
      Income Portfolio.......................................   39        59        81        143
      Maryland Tax-Free Portfolio............................   39        59        80        141
      Pennsylvania Tax-Free Portfolio........................   39        57        77        135



The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

                                                                          RETAIL CLASS
                                                    ---------------------------------------------------------
                                                                 EQUITY      EQUITY     BLUE CHIP   LARGE-CAP
                                                    BALANCED     INCOME       INDEX      EQUITY       VALUE
         SHAREHOLDER TRANSACTION EXPENSES           PORTFOLIO  PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO+
-------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)...................    4.75%*      4.75%*       4.75%*      4.75%*        --
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price).............    None        None         None        None          --
Maximum Contingent Deferred Sales Charge..........    None        None         None        None          --
Exchange Fee......................................    None        None         None        None          --
Redemption Fee....................................    None        None         None        None          --
ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)
Advisory Fees (after waivers)(1)..................     .55%        .60%         .07%        .60%        .50%
12b-1 Fees (after waivers)(2).....................     .25%        .25%         .25%        .25%        .00%
Other Expenses(after waivers)(3)..................     .21%        .23%         .13%        .17%        .50%
-------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after waivers)(4).......    1.01%       1.08%         .45%       1.02%       1.00%
-------------------------------------------------------------------------------------------------------------


  + Retail Class shares of this Portfolio are not currently being offered.


  * Sales loads of 4.75% are currently being waived in their entirety on all purchases of Portfolio shares until October 1, 1997. Investors who purchased shares of any Portfolio prior to April 1, 1997 may continue to invest without payment of any sales charges through December 31, 1997. Effective October 1, 1997, waiver of the entire sales load will be discontinued and share purchases by other investors will be subject to a maximum sales load of 3.00%. These waivers may be discontinued at any time.


(1) The adviser has agreed to waive, on a voluntary basis, a portion of its fees for the Equity Income Portfolio, Equity Index Portfolio and Large-Cap Value Portfolio and the advisory fees shown reflect those voluntary waivers. The adviser reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fees for the Equity Income Portfolio, Equity Index Portfolio and Large-Cap Value Portfolio would be .70%, .20%, and .70%, respectively.


(2) The Fund's distributor has agreed to waive, on a voluntary basis, a portion or all of its distribution fees for the Portfolios. Absent such waivers, the distribution fees would be .40% for the Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio and Large-Cap Value Portfolio, and .55% for the Blue Chip Equity Portfolio.


(3) Other expenses are estimated based on amounts incurred during the previous fiscal year and include shareholder servicing fees and all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory and 12b-1 fees. All shareholder servicing fees are being waived for the Portfolios. Absent such waivers, the shareholder servicing fees would be .15%. The Fund's administrator has agreed to waive, on a voluntary basis, .10% of its fee for the Equity Index Portfolio. Absent such waiver, other expenses for the Equity Index Portfolio would be .23%.


(4) Absent the voluntary fee waivers described above, total operating expenses for Retail Class shares of the Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio and Large-Cap Value Portfolio would be 1.31%, 1.48%, .98%, 1.47% and 1.75%, respectively.


EXAMPLE
--------------------------------------------------------------------------------

     An investor in Retail Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) imposition of a 3% sales charge:


                                                                     1 YR   3 YRS   5 YRS   10 YRS
                                                                     ----   -----   -----   ------
      Balanced Portfolio...........................................   40      61      84      150
      Equity Income Portfolio......................................   41      63      88      158
      Equity Index Portfolio.......................................   34      44      --       --
      Blue Chip Equity Portfolio...................................   40      61      85      151
      Large-Cap Value Portfolio....................................   40      61      --       --


The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown. Because the Large-Cap Value Portfolio was not in operation as of the date of this Prospectus, its expenses have not been projected beyond the three-year period shown.

                                                                            RETAIL CLASS
                                                   --------------------------------------------------------------
                                                   MID-CAP                 CAPITAL     SPECIAL      INTERNATIONAL
                                                   EQUITY      STOCK       GROWTH      EQUITY          EQUITY
        SHAREHOLDER TRANSACTION EXPENSES           PORTFOLIO+ PORTFOLIO+  PORTFOLIO   PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)............     --          --         4.75%*      4.75%*          4.75%*
Maximum Sales Load Imposed on Reinvested
  Dividends
  (as a percentage of offering price)............     --          --         None        None            None
Maximum Contingent Deferred Sales Charge.........     --          --         None        None            None
Exchange Fee.....................................     --          --         None        None            None
Redemption Fee...................................     --          --         None        None            None
ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)
Advisory Fees (after waivers)(1).................    .65%        .65%         .60%        .60%            .38%
12b-1 Fees (after waivers)(2)....................    .00%        .00%         .25%        .25%            .00%
Other Expenses (after waivers)(3)................    .30%        .25%         .26%        .39%           1.17%
-----------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after waivers)(4)......    .95%        .90%        1.11%       1.24%           1.55%
-----------------------------------------------------------------------------------------------------------------


  + Retail Class shares of this Portfolio are not currently being offered.

  * Sales loads of 4.75% are currently being waived in their entirety on all purchases of Portfolio shares until October 1, 1997. Investors who purchased shares of any Portfolio prior to April 1, 1997 may continue to invest without payment of any sales charges through December 31, 1997. Effective October 1, 1997, waiver of the entire sales load will be discontinued and share purchases by other investors will be subject to a maximum sales load of 3.00%. These waivers may be discontinued at any time.


(1) The adviser has agreed to waive, on a voluntary basis, a portion of its fee for the Mid-Cap Equity Portfolio and Stock Portfolio; the adviser to the International Equity Portfolio has agreed to waive, on a voluntary basis, a portion of its fee (and, if necessary, to reimburse other expenses) in order to limit the Portfolio's expense ratio to 1.55%. The advisory fees shown reflect these voluntary waivers. The advisers reserve the right to terminate their fee waivers at any time in their sole discretion. Absent such waivers, the advisory fees for the Mid-Cap Equity Portfolio, Stock Portfolio and International Equity Portfolio would be .70%, .70% and .80%, respectively.


(2) The Fund's distributor has agreed to waive, on a voluntary basis, a portion or all of its distribution fees for the Portfolios. Absent such waivers, the distribution fees would be .40% for the Mid-Cap Equity Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio, and .55% for the Stock Portfolio.


(3) Other expenses are estimated based on amounts incurred during the previous fiscal year and include shareholder servicing fees and all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory and 12b-1 fees. All shareholder servicing fees are being waived for the Portfolios. Absent such waivers, the shareholder servicing fees would be .15%.


(4) Absent the voluntary fee waivers described above, total operating expenses for Retail Class shares of the Mid-Cap Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio would be 1.55%, 1.65%, 1.41%, 1.54% and 2.52%, respectively.


EXAMPLE
--------------------------------------------------------------------------------


     An investor in Retail Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) imposition of a 3% sales charge:



                                                                     1 YR   3 YRS   5 YRS   10 YRS
                                                                     ----   -----   -----   ------
      Mid-Cap Equity Portfolio.....................................   39      59      81      143
      Stock Portfolio..............................................   39      58      78      137
      Capital Growth Portfolio.....................................   41      64      89      161
      Special Equity Portfolio.....................................   42      68      96      175
      International Equity Portfolio...............................   48      85     125      235



The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The following table provides information about the financial history of the Retail Class of each Portfolio (excluding Portfolios which as of April 30, 1997 did not offer Retail Class shares). The table expresses the information in terms of a single share outstanding throughout the year or period. The information has been audited by KPMG Peat Marwick LLP, independent auditors for the Fund. Their report on the financial statements and financial highlights for the year ended April 30, 1997 is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information. The table should be read in conjunction with the Portfolios' financial statements and the notes thereto which may be obtained free of charge from the Fund.



For a Share Outstanding Throughout the Year or Period Ended April 30,


                                            Realized       Distri-
                                              and          butions                                                    Ratio of
                Net                        Unrealized       from        Distri-      Net                   Net        Expenses
               Asset                        Gains or         Net        butions     Asset                 Assets         to
              Value,           Net          (Losses)       Invest-       from       Value,                End of      Average
             Beginning     Investment          on           ment        Capital     End of      Total     Period        Net
             of Period       Income        Investments     Income        Gains      Period     Return+    (000)        Assets
   ------------------------------------------------------------------------------------------------------------------------
-------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
-------------------------------
 1997         $  1.00           0.05             --          (0.05)         --      $ 1.00        4.71%  $ 13,673       0.64%
 1996(1)         1.00           0.02             --          (0.02)         --        1.00        1.82      8,758       0.55*
-------------------
MONEY MARKET PORTFOLIO
-------------------
 1997         $  1.00           0.05             --          (0.05)         --      $ 1.00        5.03%  $128,693       0.59%
 1996            1.00           0.05             --          (0.05)         --        1.00        5.44    104,703       0.58
 1995            1.00           0.05             --          (0.05)         --        1.00        4.69     51,081       0.45
 1994(2)         1.00             --             --             --          --        1.00        0.42         12       1.16*
---------------------------
TAX-FREE MONEY MARKET PORTFOLIO
---------------------------
 1997         $  1.00           0.03             --          (0.03)         --      $ 1.00        3.01%  $ 16,495       0.55%
 1996            1.00           0.03             --          (0.03)         --        1.00        3.53     16,179       0.34
 1995            1.00           0.03             --          (0.03)         --        1.00        2.74      2,491       0.75
 1994(3)         1.00             --             --             --          --        1.00        0.20         50       1.25*
------------------------
SHORT-TERM TREASURY PORTFOLIO
------------------------
 1997(4)      $  9.95           0.27           0.03          (0.28)      (0.01)     $ 9.96        3.39%  $ 22,937       0.67%*
-------------
INCOME PORTFOLIO
-------------
 1997         $  9.91           0.59           0.01          (0.57)         --      $ 9.94        6.32%  $  4,102       0.89%
 1996            9.72           0.60           0.19          (0.60)         --        9.91        8.14      4,184       1.02
 1995            9.62           0.55           0.05          (0.47)      (0.03)       9.72        6.45        296       1.23
 1994(5)         9.69           0.02          (0.06)         (0.03)         --        9.62       (0.41)        30       1.72*
-----------------------
MARYLAND TAX-FREE PORTFOLIO
-----------------------
 1997(6)      $  9.96           0.13          (0.07)         (0.15)         --      $ 9.87        0.63%  $  7,997       0.91%*
---------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
---------------------------
 1997(6)      $ 10.01           0.13          (0.07)         (0.15)         --      $ 9.92        0.60%  $  1,177       0.87%*
---------------
BALANCED PORTFOLIO
---------------
 1997         $ 11.35           0.28           0.56          (0.28)      (0.51)     $11.40        7.66%  $  6,164       0.96%
 1996           10.04           0.31           1.68          (0.31)      (0.37)      11.35       20.23      3,323       1.09
 1995           10.15           0.27           0.05          (0.24)      (0.19)      10.04        3.33        549       1.26
 1994(7)        10.62           0.01          (0.43)         (0.05)         --       10.15       (3.95)       166       1.86*
---------------------
BLUE CHIP EQUITY PORTFOLIO
---------------------
 1997(8)      $ 10.33           0.16           2.06          (0.16)      (0.01)     $12.38       21.74%  $ 13,211       0.86%*

               Ratio of
                 Net       Ratio of
              Investment   Expenses
              Income      to Average
                to           Net
              Average       Assets       Portfolio     Average
                Net       (Excluding     Turnover     Commission
              Assets       Waivers)        Rate         Rate**
   ---------
-------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
-------------------------------
 1997           4.62%         0.83%           --             --
 1996(1)        4.71*         0.86*           --             --
-------------------
MONEY MARKET PORTFOLIO
-------------------
 1997           4.92%         0.83%           --             --
 1996           5.25          0.77            --             --
 1995           4.88          0.97            --             --
 1994(2)        2.26*       592.55*           --             --
--------------------------
TAX-FREE MONEY MARKET PORTFOLIO
--------------------------
 1997           2.97%         0.84%           --             --
 1996           3.33          0.90            --             --
 1995           2.68          2.94            --             --
 1994(3)        1.20*        32.17*           --             --
------------------------
SHORT-TERM TREASURY PORTFOLIO
------------------------
 1997(4)        5.07%*        0.91%*      147.86%            --
-------------
INCOME PORTFOLIO
-------------
 1997           5.96%         1.09%       271.60%            --
 1996           5.54          1.37        107.33             --
 1995           5.66         27.63         73.00             --
 1994(5)        3.95*        55.35*        20.00             --
-----------------------
MARYLAND TAX-FREE PORTFOLIO
-----------------------
 1997(6)        4.70%*        1.10%*       11.13%            --
----------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
----------------------------
 1997(6)        4.65%*        1.12%*       32.76%            --
---------------
BALANCED PORTFOLIO
---------------
 1997           2.56%         1.19%       124.22%         .0673
 1996           2.51          1.55        107.56             --
 1995           2.83          5.80         81.00             --
 1994(7)        1.36*        15.08*        37.00             --
---------------------
BLUE CHIP EQUITY PORTFOLIO
---------------------
 1997(8)        1.29%*        1.25%*       46.91%         .0727

                                            Realized       Distri-
                                              and          butions                                                    Ratio of
                Net                        Unrealized       from        Distri-      Net                   Net        Expenses
               Asset                        Gains or         Net        butions     Asset                 Assets         to
              Value,           Net          (Losses)       Invest-       from       Value,                End of      Average
             Beginning     Investment          on           ment        Capital     End of      Total     Period        Net
             of Period       Income        Investments     Income        Gains      Period     Return+    (000)        Assets
---------------------------------------------------------------------------------------------------------------------------------
------------------------
CAPITAL GROWTH PORTFOLIO
------------------------
 1997         $ 11.56           0.09           1.41          (0.13)      (1.06)     $11.87       13.39%    $5,595       0.56%
 1996           10.18           0.12           2.15          (0.12)      (0.77)      11.56       23.24      2,111       0.50
 1995           10.18           0.08           0.18          (0.08)      (0.18)      10.18        2.74        404       1.23
 1994(7)        10.89             --          (0.71)            --          --       10.18       (6.52)        87      1.92*
------------------------
SPECIAL EQUITY PORTFOLIO
------------------------
 1997(8)      $ 15.47          (0.01)         (3.72)            --       (3.21)     $ 8.53      (27.14)%   $1,075        1.11%*
------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------
 1997(9)     $  10.63            0.01             --            --       (0.20 )    $10.44       (0.15)%    $ 373        1.77%*


            Ratio of Net   Ratio of
             Investment    Expenses
              Income      to Average
                to           Net
              Average       Assets       Portfolio     Average
                Net       (Excluding     Turnover     Commission
              Assets       Waivers)        Rate         Rate**
----------------------------------------------------------------
------------------------
CAPITAL GROWTH PORTFOLIO
------------------------
 1997           0.74%         1.30%       246.14%         .0692
 1996           1.05          1.65        578.57             --
 1995           0.86          9.73        182.00             --
 1994(7)      (0.27)*        30.78*        41.00             --
------------------------
SPECIAL EQUITY PORTFOLIO
------------------------
 1997(8)       (0.13 )%*       1.21 %*    704.41 %        .0678
------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------
 1997(9)        0.16 %*        2.50 %*     26.65 %        .0381



         * Annualized
        ** Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
         + Total return for the retail class does not include the one time sales charge
       (1) Commenced operations on December 15, 1995.
       (2) Commenced operations on March 2, 1994.
       (3) Commenced operations on March 15, 1994.
       (4) Commenced operations on September 9, 1996.
       (5) Commenced operations on April 12, 1994.
       (6) Commenced operations on January 2, 1997.
       (7) Commenced operations on March 9, 1994.
       (8) Commenced operations on May 16, 1996.
       (9) Commenced operations on November 1, 1996.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The Fund consists of separate investment portfolios with a variety of investment objectives and policies. A Portfolio's investment adviser is responsible for providing a continuous investment program in accordance with its investment objective and policies. Except for its investment objective and those policies identified as fundamental, the investment policies of a Portfolio are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval.

     The investment objectives and policies of the Portfolios are set forth below. Additional information regarding the types of securities in which the Portfolios may invest and certain investment transactions is provided in the Appendix to this Prospectus. Additional information regarding the investment policies of the Portfolios and a complete listing of each Portfolio's investment limitations is contained in the Statement of Additional Information.

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

     The U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO and TAX-FREE MONEY MARKET PORTFOLIO invest in high-quality, short-term, U.S. dollar-denominated instruments determined by the adviser to present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Portfolios seek to maintain a net asset value per share of $1.00, limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. Estimates may be used in determining a security's maturity for purposes of calculating average maturity. An estimated maturity can be substantially shorter than a stated final maturity.

     Although the Portfolios' policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value were large enough, a Portfolio's share price could fall below $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

     The investment objective of the U.S. TREASURY MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States. As a non-fundamental operating policy, the Portfolio invests 100% of its total assets in U.S. Treasury bills, notes and bonds, and limits its investments to U.S. Treasury obligations that pay interest which is specifically exempt from state and local taxes under federal law.

     The investment objective of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities"), or in repurchase agreements backed by such instruments. As a non-fundamental policy, the Portfolio invests 100% of its assets in U.S. Government Securities and in repurchase agreements backed by such instruments. The Portfolio normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

     The investment objective of the MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments"). At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one such rating organization has assigned a rating, such single organization. Up to 5% of the Portfolio's assets may be invested in securities that have received ratings in the second highest category by any two

NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the adviser to be comparable in quality to rated securities in accordance with guidelines adopted by the Board of Trustees. The Portfolio may invest in U.S. dollar-denominated obligations of U.S. banks and foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. See the Appendix for more information. The Portfolio may also invest more than 25% of its total assets in certain obligations of domestic banks and normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

     The investment objective of the TAX-FREE MONEY MARKET PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from federal income taxes. The Portfolio attempts to invest 100% of its assets in securities exempt from federal income tax (not including the alternative minimum tax), and maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from federal income tax, including the federal alternative minimum tax. The Portfolio invests in high-quality, short-term municipal securities but may also invest in high-quality, long-term fixed, variable, or floating rate instruments (including tender option bonds) which have demand features or interest rate adjustment features that result in interest rates, maturities, and prices similar to short-term instruments. The Portfolio's investments in municipal securities may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds. At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the adviser to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.

     The adviser anticipates that the Tax-Free Money Market Portfolio will be as fully invested as is practicable in municipal obligations. However, the Portfolio reserves the right for temporary defensive purposes to invest without limitation in taxable Money Market Instruments. There may be occasions when, as a result of maturities of portfolio securities or sales of Portfolio shares, or in order to meet anticipated redemption requests, the Portfolio may hold cash which is not earning income.

     The Tax-Free Money Market Portfolio may invest up to 25% of its net assets in a single issuer's securities. The Portfolio may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private companies, and may invest up to 25% of its total assets in IRBs related to a single industry. The Portfolio also may invest 25% or more of its total assets in tax-exempt securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, water, sewer, and gas utilities). There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolio's performance.

SHORT-TERM TREASURY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the SHORT-TERM TREASURY PORTFOLIO is to provide current income, with a secondary objective of stability of principal, by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government.

     The Portfolio invests 100% of its total assets in instruments which are issued or guaranteed by the U.S. government and thus constitute direct obligations of the United States, and in repurchase agreements backed by such instruments. As a non-fundamental policy, the Portfolio will invest 100% of its total assets in U.S. Treasury bills, notes and bonds, and will limit its investments to U.S. Treasury obligations that pay interest that is specifically exempt from state and local taxes under federal law.

     The Portfolio has no restriction on maturity; however, it normally invests in short-term securities and maintains a dollar-weighted average maturity of approximately two years. The average maturity of the Portfolio's investments will vary depending on market conditions. In making investment decisions for the Portfolio, the adviser will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The adviser will monitor the Portfolio's investments in particular securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

INTERMEDIATE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INTERMEDIATE FIXED INCOME PORTFOLIO is to provide current income consistent with the preservation of capital by investing primarily in intermediate-term fixed-income securities.

     The Portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities, and asset-backed securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality. The Portfolio may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". Common stocks acquired through the exercise of conversion rights or warrants, or the acceptance of exchange or similar offers, ordinarily will not be retained by the Portfolio. An orderly disposition of these stocks will be effected consistent with the judgment of the Adviser as to the best price available.


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in fixed-income securities. The Portfolio has no restriction on maturity; however, it normally invests in intermediate-term securities and maintains a dollar-weighted average maturity of three to ten years. The average maturity of the Portfolio's investments will vary depending on market conditions. In making investment decisions for the Portfolio, the adviser will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The adviser will monitor the Portfolio's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.


INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INCOME PORTFOLIO is to provide a high level of current income, with a secondary objective of capital growth consistent with reasonable risk, by investing primarily in a broad range of fixed-income securities.


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in fixed-income securities. The Portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities, and asset-backed securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality. The Portfolio may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers ordinarily will not be retained by the Portfolio. An orderly disposition of these stocks will be effected consistent with the judgment of the adviser as to the best price available.

     The average maturity of the Portfolio's investments will vary depending on market conditions. In making investment decisions for the Portfolio, the adviser will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The adviser will monitor the Portfolio's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

MARYLAND TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the MARYLAND TAX-FREE PORTFOLIO is to provide high current income that is free from federal income tax and the Maryland state and county income taxes.


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in Maryland municipal securities. In addition, as a matter of fundamental policy, the Portfolio's assets will be invested during periods of normal market conditions so that at least 80% of its income will not be subject to federal income tax, including the federal alternative minimum tax.


     The Portfolio normally invests primarily in investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality), but may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The Portfolio has no restriction on maturity; however, it normally invests in intermediate- and long-term bonds and maintains a dollar-weighted average maturity of seven to ten years. The average maturity of the Portfolio's investments will vary depending on market conditions.

     If you are subject to the federal alternative minimum tax, you should note that the Portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

     The adviser normally invests the Portfolio's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, the Portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

PENNSYLVANIA TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the PENNSYLVANIA TAX-FREE PORTFOLIO is to provide high current income that is free from federal and Pennsylvania state income taxes.


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in Pennsylvania municipal securities. In addition, as a matter of fundamental policy, the Portfolio's assets will be invested during periods of normal market conditions so that at least 80% of its income will not be subject to federal income tax, including the federal alternative minimum tax.


     The Portfolio invests primarily in investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality), but also may invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The Portfolio has no restriction on maturity; however, it normally invests in intermediate- and long-term bonds and maintains a dollar-weighted average maturity of seven to ten years. The average maturity of the Portfolio's investments will vary depending on market conditions.

     If you are subject to the federal alternative minimum tax, you should note that the Portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

     The adviser normally invests the Portfolio's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, the Portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary, defensive purposes.


BALANCED PORTFOLIO

--------------------------------------------------------------------------------

     The investment objective of the BALANCED PORTFOLIO is to seek long-term total returns from both capital appreciation and current income by investing in a diversified portfolio of stocks, debt securities, and cash equivalents.

     The Portfolio's common stock investments may include foreign and domestic issues of larger, well-established companies, as well as medium-sized and smaller companies. The Portfolio may invest in preferred stock convertible securities. Debt securities acquired by the Portfolio may include mortgage or asset-backed securities, corporate issues, indexed securities, and U.S. Government Securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality, but may also invest up to 5% of its total assets in lower-quality debt securities, referred to as "junk bonds". The average maturity of the Portfolio's debt obligations will vary depending on market conditions. The adviser may adjust the Portfolio's investments based on its interpretation of underlying economic, financial, and security trends. The adviser's ability to make such adjustments successfully will depend on its ability to predict market trends. The Portfolio maintains at least 25% of its total assets in fixed-income securities.

     The Portfolio emphasizes long-term total return from capital appreciation and current income. Although it is not a policy of the Portfolio to engage in short-term trading, the adviser may dispose of securities without regard to the length of time they are held if it believes such action will benefit the Portfolio. Although the adviser will consider the potential for income in selecting investments for the Portfolio, the Portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios.

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the EQUITY INCOME PORTFOLIO is to provide a moderate level of current income and growth of capital by investing primarily in high-quality, income-producing common stocks.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks which, in general, have above-average dividend yields relative to the stock market as measured by the Standard & Poor's 500 Composite Stock Price Index. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in dividend-paying common stocks. The Portfolio may invest up to 35% of its total assets in other types of securities, including preferred stock, which may be convertible into common stock, and investment-grade debt securities (including convertible debt securities) and unrated securities determined by the adviser to be of comparable quality. The Portfolio may invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".


     The adviser considers many factors when evaluating a security for investment by the Portfolio, including the company's current financial strength and relative value. Although the adviser will consider the potential for income in selecting investments for the Portfolio, the Portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios. The adviser may adjust the Portfolio's investments based on its interpretation of underlying economic, financial, and security trends; however, the adviser's ability to make such adjustments successfully will depend on its ability to predict market trends.

EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the Equity Index Portfolio is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

     The Portfolio invests at least 65% of total assets in common stocks included in the S&P 500. The Portfolio's adviser believes that the Portfolio's objective can best be achieved by investing in the common stocks of approximately 250 to 500 of the companies included in the S&P 500, depending upon the size of the Portfolio.

     Standard & Poor's designates the stocks included in the S&P 500 on a statistical basis. A particular stock's weighting in the S&P 500 is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to the total market value of all stocks included in the S&P 500. From time to time, Standard & Poor's may add or delete stocks to or from the S&P 500. Inclusion of a particular stock in the S&P 500 does not imply any opinion by Standard & Poor's as to its merits as an investment, nor is Standard & Poor's a sponsor of or in any way affiliated with the Portfolio or the Fund.

     The Portfolio is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 500. The Portfolio includes a stock in the order of its weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of the Portfolio's assets invested in a stock or industry closely approximates the percentage of the S&P 500 represented by that stock or industry. Portfolio turnover is expected to be well below that of actively managed mutual funds.


     Although the Portfolio will not duplicate the performance of the S&P 500 precisely, it is anticipated that there will be a close correlation between the Portfolio's performance and that of the S&P 500 in both rising and falling markets. The Portfolio will attempt to achieve a correlation of at least 95%, without taking into account expenses of the Portfolio. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Portfolio's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The Portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the S&P 500, and the amount and timing of cash flows into and out of the Portfolio. Although cash flows into and out of the Portfolio will affect the Portfolio's ability to replicate the S&P 500's performance as well as its portfolio turnover rate, investment adjustments will be made, as practicable, to account for these circumstances. The Board of Trustees will monitor the targeted correlation of the Portfolio and, in the event that it is not achieved, will consider alternative methods for replicating the composition of the S&P 500.


     The Portfolio also may invest up to 20% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The Portfolio will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs. These types of contracts and options and certain associated risks are described in the Appendix to this Prospectus and in the Statement of Additional Information.

BLUE CHIP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the BLUE CHIP EQUITY PORTFOLIO is to achieve long-term appreciation by investing primarily in equity securities of established, large capitalization companies. The Portfolio is expected to produce current income consistent with its primary objective.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of established, large capitalization companies. The adviser may also seek capital appreciation on behalf of the Portfolio by investing up to 35% of its total assets in other types of securities, including preferred stock and debt securities, securities convertible into common stock and asset-backed securities. The Portfolio normally invests in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality, but may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".



     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in equity securities of companies with operating histories of ten years or more and market capitalizations in excess of $5 billion which the adviser considers to be leaders in their respective markets. The median market capitalization of the stocks included in the S&P 500 is approximately $5 billion. It is expected that the companies in which the Portfolio invests will be based primarily in the United States, and will be recognized market leaders with strong financial positions. The Portfolio will invest in securities that the adviser believes offer above-average growth potential based on their fundamental strength. The adviser considers many factors when evaluating the overall quality of a security for investment by the Portfolio, including a company's current financial strength and relative value.


LARGE-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the Large-Cap Value Portfolio is to provide long-term capital appreciation by investing primarily in common stocks of large companies which the adviser believes are undervalued. Current income is a secondary objective.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of large companies. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in companies with a market capitalization of at least $5 billion which the adviser believes are undervalued in relation to their earnings, book value, cash flows or other tangible measures. Companies with market capitalizations in the range of $5 billion are generally regarded as "large cap" companies. A market capitalization of this size is also close to the median of the companies included in the S&P 500. While many of the stocks selected by the adviser may have above-average current yields as a result of their low valuations, the Portfolio also may invest in non-dividend paying securities.


     Assets not invested in common stocks of large companies as described above may be invested in other equity securities (including preferred stock) or in investment-grade fixed income securities (and unrated securities determined by the adviser to be of comparable quality).

MID-CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the MID-CAP EQUITY PORTFOLIO is to provide long-term capital appreciation by investing primarily in equity securities of medium-sized companies.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of medium-sized companies. Under normal circumstances, at least 80% of the value of the Portfolio's total assets will be invested in equity securities of companies with a market capitalization of $500 million to $8 billion. Companies with market capitalizations in this range are considered "mid cap" and are represented by the Standard & Poor's MidCap 400 Index. As of June 30, 1997, the market capitalizations of the companies included in the S&P 400 ranged from $300 million to $11 billion. The companies in which the Portfolio invests are typically well established but have not reached full maturity and may offer significant growth potential. The adviser will seek to identify companies which have above-average trends in sales and earnings and whose valuation by the market is relatively low or unrecognized.


     Assets not invested in equity securities of medium-sized companies as described above may be invested in equity securities of larger, more established companies or in investment-grade fixed-income securities (and unrated securities determined by the adviser to be of comparable quality).

STOCK PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the STOCK PORTFOLIO is to provide long-term capital appreciation by investing primarily in common stocks.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks. The adviser will seek to identify growth-oriented companies for investment by the Portfolio, including market leaders in various industries. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in common stocks.


     Assets not invested in common stocks as described above may be invested in other equity securities (including preferred stock), convertible securities, or investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality).

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of CAPITAL GROWTH PORTFOLIO is to provide long-term capital appreciation. The Portfolio is expected to produce modest dividend or interest income. This income will be incidental to the Portfolio's primary objective.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of primarily common stocks and securities convertible into common stock. The adviser may also seek capital appreciation on behalf of the Portfolio by investing up to 35% of its total assets in other types of securities, including preferred stock, debt securities, asset-backed securities and indexed securities. Debt securities (including convertible securities) in which the Portfolio invests will normally be investment grade or unrated securities determined by the adviser to be of comparable quality. The Portfolio may, however, invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".


     It is the Portfolio's policy to invest in the securities of both well-known, established companies and smaller, less-well-known companies. The Portfolio will invest in securities that the adviser believes offer above-average growth potential based on their fundamental strength. The adviser considers many factors when evaluating the overall quality of a security for investment by the Portfolio, including a company's current financial strength, earnings momentum, and relative value.

SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the SPECIAL EQUITY PORTFOLIO is to provide capital appreciation by investing primarily in securities of companies believed by the adviser to be "special equities".


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in "special equities" which include equity securities of: (1) a company with a market capitalization of $1.2 billion or less at the time of investment and deemed by the adviser to have above-average growth potential; or (2) a company experiencing a "special situation"; that is, an unusual and possibly non-repetitive development taking place in the company. The Portfolio will invest in securities that the adviser believes offer above-average growth potential based on their fundamental strength.

     A "special situation" may involve one or more of the following characteristics:

     - a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts.

     - changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry.

     - new or changed management, or material changes in management policies or corporate structure.

     - significant economic or political occurrences abroad, including changes in foreign or domestic import and tax laws or other regulations.

     - other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns.

     In seeking capital appreciation, the Portfolio may also invest in securities of companies that are not special equities, but which have valuable fixed assets and whose securities are believed by the adviser to be undervalued in relation to their assets, earnings, or growth potentials.

     The adviser intends to invest primarily in common stocks and securities that are convertible into common stocks; however, the Portfolio may also invest up to 35% of its total assets in debt securities of all types and quality if the adviser believes that investing in these securities will result in capital appreciation. The Portfolio may invest up to 35% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The Portfolio may invest up to 35% of its total assets in foreign securities of all types and may enter into forward currency contracts for the purpose of managing exchange rate risks and to facilitate transactions in foreign securities. The Portfolio may purchase or engage in indexed securities, illiquid instruments, loans and other direct debt instruments, options and futures contracts, repurchase agreements, securities loans, restricted securities, swap agreements, warrants, real estate-related instruments and zero coupon bonds. See "Risks to Consider", the Appendix to this Prospectus and the Statement of Additional Information for more information.

     The Portfolio spreads investment risk by limiting its holdings in any one company or industry. The adviser may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as intended. The adviser normally invests the Portfolio's assets according to its investment strategy. The Portfolio expects to be fully invested under most market conditions. However, the Portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes when, in the adviser's judgment, a more conservative approach to investment is desirable.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INTERNATIONAL EQUITY PORTFOLIO is to provide long-term capital growth. Dividend income is incidental to the Portfolio's primary objective.


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in foreign equity securities. The Portfolio invests in companies in at least three countries other than the United States. The Portfolio's investments will be primarily focused on those equity securities of well-established companies with large market capitalizations.


     When allocating the Portfolio's investments among geographic regions and individual countries, the adviser considers various factors such as prospects for relative economic growth, expected levels of inflation, anticipated interest rate movements, government policies influencing business conditions and the outlook for currency relationships. The adviser expects that the Portfolio's investments will focus mainly on countries which are included in the Morgan Stanley Capital International Europe, Australia, Far East index (the "EAFE index"), although other geographical regions, such as Latin

America, South Africa, Central and Eastern Europe, and emerging Asian markets are also permitted. The risks of investing in foreign securities are heightened when investing in emerging markets. See "Risks to Consider -- Foreign Securities". The countries that make up the EAFE index include, but are not limited to: United Kingdom, Ireland, France, Germany, Switzerland, the Netherlands, Italy, Spain, Belgium, Sweden, Norway, Finland, Denmark, Austria, Japan, Australia, New Zealand, Hong Kong, Malaysia and Singapore. It is not the objective of the Portfolio to replicate the EAFE index. The Portfolio may also invest in investment-grade convertible debt securities (and unrated securities determined by the adviser to be of comparable quality), and may purchase U.S. government securities and indexed securities.


     The value of the Portfolio's investments, and the value of dividends and interest earned by the Portfolio, may be significantly affected by changes in currency exchange rates. The Portfolio's adviser will endeavor, through appropriate hedging and currency management strategies, to mitigate the possible impact of weaknesses in foreign currencies. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect the Portfolio. If the adviser increases the Portfolio's exposure to a foreign currency and its value falls, the adviser's strategy may result in increased losses to the Portfolio. Similarly, if the adviser hedges the Portfolio's exposure to a foreign currency and its value subsequently rises, the Portfolio will lose the opportunity to participate in the currency's appreciation.

ADDITIONAL INVESTMENT POLICIES AND LIMITATIONS
--------------------------------------------------------------------------------

     GOVERNMENT SECURITIES. Government Securities include U.S. Treasury bills, notes and bonds, and obligations issued by federal agencies such as the Export-Import Bank of the United States, the General Services Administration, the Government National Mortgage Association, and the Small Business Administration. Obligations issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities include instruments issued by the Federal Home Loan Bank, Federal Farm Credit Bank and Federal National Mortgage Association.

     MONEY MARKET INSTRUMENTS. Money Market Instruments include but are not limited to: U.S. Government Securities; custodial receipts evidencing future interest or principal payments on U.S. Government Securities; obligations of domestic or foreign banks, including bankers' acceptances, time deposits and certificates of deposit ("CDs"); commercial paper (including variable and floating rate instruments); corporate obligations; and asset-backed securities and indexed securities -- each with 397 days or less remaining to maturity. For temporary defensive purposes, the non-money-market Portfolios may invest all or a portion of their assets in Money Market Instruments.

     INVESTMENT GRADE SECURITIES. Investment grade securities are securities which have been rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P"), or which have equivalent ratings by other NRSROs. Securities rated Baa or BBB may be regarded as having speculative characteristics. See the Statement of Additional Information for a description of the various rating categories.

     INVESTMENT LIMITATIONS. Each of the Portfolios has adopted certain investment limitations. The principal investment limitations of the Portfolios are summarized below. A complete listing is contained in the Statement of Additional Information. With the exception of 3(b), these limitations are fundamental policies and may only be changed with shareholder approval.

     1. Each Portfolio (other than the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio) may not, with respect to 75% of its assets, invest more than 5% of the total market value of its assets in the securities of any one issuer (other than the U.S. government) if as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the issuer's outstanding voting securities. (Under applicable regulations, a money market Portfolio may not invest more than 5% of its total assets in securities of a single issuer unless the securities are first-tier securities.)

     2. Each Portfolio (other than the Money Market Portfolio) may not purchase a security (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in securities of a particular industry. The Money Market Portfolio may invest 25% or more of its assets in obligations of domestic banks.

     3. A Portfolio (a) may borrow money from a bank for temporary or emergency purposes or by engaging in reverse repurchase agreements, but not in an amount exceeding 33 1/3% of its total assets; and (b) will not purchase securities when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

     4. A Portfolio may not make a loan if more than 33 1/3% of its assets would be lent to other parties. Only the Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio currently intend to lend portfolio securities.

     OTHER POLICIES. The Appendix to this Prospectus contains additional information concerning certain securities in which the Portfolios may invest and transactions in which they may engage. See the Statement of Additional Information for a complete listing of the Portfolios' investment policies and limitations and more detailed information about the Portfolios' investments.

RISKS TO CONSIDER
--------------------------------------------------------------------------------

     An investment in any of the Portfolios involves certain risks. These risks include the following:

     FIXED-INCOME SECURITIES. The market value of fixed-income securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the credit rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from those securities but will affect the net asset value of the Portfolio's shares.

     Bonds rated Baa by Moody's or BBB by S&P, or with equivalent ratings by other NRSROs, may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Debt securities rated lower than Baa by Moody's or BB by S&P, or with equivalent ratings by other NRSROs, (sometimes referred to as "junk bonds") have poor protection against default in payment of principal and interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. Market prices of lower-rated debt securities may fluctuate more than those of higher-rated securities, and may decline significantly in periods of general economic difficulty which may follow rising interest rates. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

     MUNICIPAL OBLIGATIONS. The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest primarily in municipal obligations and other Portfolios may invest in such obligations to the extent permitted by their investment policies. Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit ("LOCs") furnished by domestic or foreign banks.

     Issuers or financial intermediaries which provide demand features or standby commitments often support their ability to buy securities on demand by obtaining LOCs or other guarantees from banks. LOCs also may be used as credit supports for other types of municipal instruments. The adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, the adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

     Yields on municipal obligations depend on a variety of factors, including the general conditions of the money markets and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and generally are subject to potentially greater price fluctuations than obligations with shorter maturities.

     EQUITY SECURITIES GENERALLY. Investments in equity securities are subject to market risks which may cause their prices to fluctuate. Accordingly, the Portfolios investing in equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Changes in the value of portfolio securities will not necessarily affect income derived from those securities but will affect the net asset value of the Portfolio's shares. Equity securities held by a Portfolio may not perform well during certain market cycles and may not respond to general market movements to the same extent as other securities.

     SMALLER-CAPITALIZATION COMPANIES. The Special Equity Portfolio emphasizes investments in companies with relatively-small market capitalizations and other Portfolios may invest in such companies to the extent permitted by their investment policies. The equity securities of smaller-capitalization companies frequently have experienced greater price volatility than those of larger-capitalization companies, and they may be expected to do so in the future. Their reliance on limited product lines, markets, financial resources, or other factors may make smaller companies more susceptible to setbacks and downturns. As a result, their stock prices may be particularly volatile. In addition, investing in securities involving a "special situation" bears the risk that the situation will not develop as favorably as expected, or that it may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance, or a bankruptcy may not be as favorably resolved as had been expected.

     FOREIGN SECURITIES. Investing in the securities of foreign issuers involves special risks not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries, and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Investing in emerging markets involves special considerations (in addition to those relating to foreign investments generally) which include, among others, greater political uncertainty, an economy's dependence on revenues from particular commodities or on international aide or development assistance, currency transfer restrictions, a limited number of potential buyers for securities, and delays and disruptions in securities settlement procedures. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     NON-DIVERSIFICATION. Investing in the Maryland Tax-Free Portfolio or Pennsylvania Tax-Free Portfolio, which are non-diversified Portfolios, may entail greater risk than investing in a diversified Portfolio because the concentration in securities of relatively-fewer issuers could result in greater fluctuation in the total market value of the Portfolio's holdings. Any economic, political or regulatory developments affecting the value of the securities the Portfolio holds could have a greater impact on the total value of its holdings than would be the case if the securities were diversified among more issuers.

     Maryland tax-free securities include obligations issued by the State of Maryland or its counties, municipalities, authorities or other subdivisions. The performance of these securities is closely tied to economic and political conditions in the state. Maryland's rate of economic growth has been slower in the early 1990s than it had been during the 1980s. State revenues in recent years have been less than expected and, because Maryland's constitution requires a balanced budget, expenditures have been cut. While the ratings assigned to Maryland municipal investments indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

     Pennsylvania's economy is based on a mixture of manufacturing, mining, trade, medical and health services, education and financial institutions. Pennsylvania's continued dependence on manufacturing, mining, steel and coal, however, has made the state vulnerable to cyclical fluctuations, foreign imports and environmental concerns. Pennsylvania's population and per capita income have been increasing slightly over the past five years, and its employment and unemployment rates have generally not been significantly different over the past five years from that of the United States. Pennsylvania is engaged in certain litigation matters which are described in the Statement of Additional Information.

     OTHER CONSIDERATIONS. Certain other investments and investment techniques permitted for the Portfolios pose special risks in addition to those described above. See the Appendix to this Prospectus and the Statement of Additional Information for more information.

     By itself no Portfolio constitutes a balanced investment plan. There is no assurance that a Portfolio will achieve its investment objective. Changes in the values of a Portfolio's investments will generally not affect the income derived from them; however, they may affect the Portfolio's share price. The yield and total return of the Portfolios will fluctuate. The money market Portfolios seek to maintain a stable net asset value per share of $1.00 but there is no assurance that they will be able to do so. The share price of the non-money-market Portfolios will fluctuate and investors may have a gain or loss when redeeming shares.

     Investors should review the investment objective and policies of a Portfolio and carefully consider their ability to assume the risks involved in purchasing its shares.

PERFORMANCE
--------------------------------------------------------------------------------

     The performance of each class of shares of a Portfolio may be quoted in advertising in terms of yield, effective yield or total return. In addition, a tax-equivalent yield may be quoted for shares of the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. All types of performance are based on historical results and are not intended to indicate future performance.

     The YIELD of shares of a Portfolio is calculated by dividing the net investment income earned by the shares over a 7-day period (for the money market Portfolios) or a 30-day period (for other Portfolios), by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on each share price at the end of the 7- and 30-day periods, respectively. The EFFECTIVE YIELD is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, the yields of shares of the Portfolios may not equal their respective distribution rates, the income paid to your account or the income reported in the financial statements of the Retail Class of the relevant Portfolio.

     A TAX-EQUIVALENT YIELD shows the approximate taxable yield that would have to be earned before taxes to equal a tax-free yield. A tax-equivalent yield is calculated by dividing the shares' tax-exempt yield by the result of one minus a stated federal and/or state tax rate. If only a portion of a Portfolio's income was tax-exempt, only that portion is adjusted in the calculation.

     TOTAL RETURN is based on the overall dollar or percentage change in value of a hypothetical investment in a class and assumes that all distributions are reinvested. A CUMULATIVE TOTAL RETURN reflects a class' performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a class' performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a class' return, it should be recognized that they are not the same as actual year-by-year results. When a class of a Portfolio quotes an average annual return covering a period of less than one year, the calculation assumes that the performance will remain constant for the rest of the year. Since this may or may not occur, average annual returns should be viewed as hypothetical rather than actual performance figures.

     Each Portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual-fund rating services, broad groups of comparable mutual funds, or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. Certain Portfolios may advertise performance that includes results from periods in which the Portfolio's assets were managed in a non-registered predecessor vehicle. The classes of shares of a Portfolio have different sales charges and other expenses that may affect performance.

     For additional performance information, please contact your Investment Professional or call 1-800-ARK-FUND to request a Statement of Additional Information and Annual Report.

PORTFOLIO TRANSACTIONS AND VALUATION
--------------------------------------------------------------------------------

     Subject to the general supervision of the Board of Trustees, a Portfolio's adviser is responsible for placing orders for securities transactions for the Portfolios. Transactions in debt securities are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. Transactions involving equity securities will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. The Portfolios have no obligation to enter into securities transactions with any particular dealer, issuer, underwriter or other entity. In placing orders for the Portfolios, it is the policy of the advisers to obtain the most favorable execution. Where such execution may be obtained from more than one broker or dealer, securities transactions may be directed at higher commission rates to those who provide research, statistical and other information to the adviser. If more than one account managed by an adviser is purchasing or selling the same security, orders may be aggregated in the interest of achieving the most favorable execution.

     The Portfolios have authorized the advisers to allocate transactions to some broker-dealers who help distribute the Portfolios' shares and on an agency basis to Goodbody Stockbrokers, an affiliate of the advisers. The advisers may make such allocations if commissions are comparable to those charged by non-affiliated, qualified broker-dealers for similar services.


     The frequency of portfolio transactions or the portfolio turnover rate will vary from year to year depending on market conditions. The annual portfolio turnover rate is estimated to be 50% for the Large-Cap Value Portfolio. The annual portfolio turnover rate for the Equity Index Portfolio is not expected to exceed 50%. For the fiscal year ended April 30, 1997, the portfolio turnover rates for the Income Portfolio and Special Equity Portfolio were higher than for the prior fiscal year due to market volatility during the period, liquidations related to share redemptions and the realignment of certain portfolio investments. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the advisers carefully weigh the anticipated benefits of short-term investing against these consequences.


     VALUATION. The net asset value of the Retail Class shares of each Portfolio is calculated by adding the Retail Class' pro rata share of the value of all securities and other assets attributable to a Portfolio, deducting the Retail Class' pro rata share of Portfolio-level liabilities, deducting Retail Class-specific liabilities, and dividing the result by the number of Retail Class shares outstanding. Assets of the money market Portfolios are valued based upon the amortized cost method. Assets of the other Portfolios that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Other assets for which market quotations are not readily available are valued by an independent pricing service approved by the Board of Trustees. Foreign securities held by a Portfolio are valued on the basis of quotations from the primary U.S. market in which they are traded or, if not traded on a U.S. market, then their primary foreign market and are translated from foreign market quotations into U.S. dollars using current exchange rates.



     PRICING OF SHARES. The Portfolios are open for business and the net asset values of their shares are calculated each day that the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York are open ("Business Day"). Your purchase of shares of a money market Portfolio must be made in federal funds or other readily available funds and will be processed at the net asset value next calculated after your order is received and accepted by the Fund's transfer agent. Your purchase of other Portfolios will be processed at the public offering price next calculated after your order is received and accepted by the transfer agent. The net asset values of the Portfolios (other than the money market Portfolios) are determined at the close of business of the NYSE, normally 4:00 p.m. Eastern Time ("4:00 p.m."). The net asset values of the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio are determined as of 12:00 noon Eastern Time ("12:00 noon") and the close of business of the NYSE, normally 4:00 p.m. The net asset values of the U.S. Government Money Market Portfolio and Money Market Portfolio are determined as of 5:00 p.m. Eastern Time ("5:00 p.m.").


PURCHASES, EXCHANGES AND REDEMPTIONS
--------------------------------------------------------------------------------

WHO MAY INVEST?
--------------------------------------------------------------------------------

     Retail Class shares are designed for all investors seeking professionally managed mutual funds. All investors in Retail Class shares will be required to establish a brokerage account with a qualified securities broker or financial institution (an "Investment Professional"), such as First Maryland Brokerage Corporation, that has a clearing brokerage arrangement with National Financial Services Corporation.

     The minimum initial investment is $500 per Portfolio. Subsequent investments may be in any amount of $500 or more. If your total investment in a Portfolio falls below $500 due to redemption and you do not increase your total investment, your account may be closed and the proceeds mailed to you at the address on record. You will be given 30 days' notice to reestablish the minimum investment. Shares will be redeemed at the last calculated net asset value on the day the account is closed.

HOW DO I SET UP AN ACCOUNT?
--------------------------------------------------------------------------------

     You may set up an account through your Investment Professional. Please contact your Investment Professional or call 1-800-ARK FUND for information on opening a brokerage account to invest in Retail Class shares of a Portfolio. The program materials/brokerage account application from your Investment Professional should be read in conjunction with this Prospectus. An Investment Professional may impose additional charges for its services and limitations may apply.

HOW DO I INVEST?
--------------------------------------------------------------------------------

     To invest in any Portfolio of the Fund, please contact your Investment Professional.


     Payments for Retail Class shares of a money market Portfolio must be made by Federal Funds wire or other funds immediately available to the Portfolio. An order for the purchase of shares will become effective on the day of receipt of the order by the Fund's transfer agent and the shares purchased will be entitled to that day's dividend if the order, together with available funds, is received prior to 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio). If a purchase order for the U.S. Treasury Money Market Portfolio or Tax-Free Money Market Portfolio, together with available funds, is received after 12:00 noon but before 4:00 p.m., it will be processed at the net asset value determined at 4:00 p.m. and the shares purchased will begin earning dividends the following Business Day. If an order or payment is received after 4:00 p.m. (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio), an investor will receive the net asset value next determined on the following Business Day.



     Investors who wish to receive same-day acceptance of investments in the Money Market Portfolio and the U.S. Government Money Market Portfolio must contact the Fund's transfer agent (or its authorized agent) before 5:00 p.m. to place the trade. In order for an investor to begin earning dividends on the Business Day the investment is made, the transfer agent must receive the wire before 5:00 p.m.



     Purchase orders for Retail Class shares of a fixed-income or equity Portfolio received by the transfer agent prior to 4:00 p.m. will be processed at that day's public offering price (the net asset value plus the applicable sales charge). The shares purchased will be eligible for dividends on the Business Day following the date the purchase order is accepted. Payment is expected at the time of the purchase order, but must be received within three Business Days of the date of the purchase order. If funds are not received within three Business Days, the order may be canceled and notice thereof provided to the party placing the order. Any fees or losses due to cancellation of a purchase order may be the responsibility of the party placing the order.


     When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on any such day by which purchase orders must be received.

     It is the responsibility of your Investment Professional to transmit your order to purchase and redeem shares to the transfer agent before the next-determined net asset value calculation on a Business Day in order for you to receive the next-determined share price. No certificates representing Retail Class shares will be issued.

     The Fund and its distributor reserve the right to reject any purchase order.

SALES CHARGES
--------------------------------------------------------------------------------


     The offering price (price to buy one share) is the net asset value of the applicable Portfolio, divided by the sum of one minus the sales charge percentage. The redemption price (price to sell one share) is the net asset value of the applicable Portfolio. There are no sales charges imposed on the money market Portfolios and the Short-Term Treasury Portfolio. The following table shows the total sales charges applicable to purchases of shares of the other Portfolios:



                                                                                    BALANCED, EQUITY INCOME,
                                                                                EQUITY INDEX, BLUE CHIP EQUITY,
                                                                                        LARGE-CAP VALUE,
                                    INTERMEDIATE FIXED INCOME,                       MID-CAP EQUITY, STOCK,
                                    INCOME, MARYLAND TAX-FREE                           CAPITAL GROWTH,
                                    AND PENNSYLVANIA TAX-FREE                          SPECIAL EQUITY AND
                                            PORTFOLIOS                          INTERNATIONAL EQUITY PORTFOLIOS
                           --------------------------------------------   --------------------------------------------
                                  SALES CHARGE                                   SALES CHARGE
                                    AS A % OF             PROFESSIONAL             AS A % OF             PROFESSIONAL
                           ---------------------------     CONCESSION     ---------------------------     CONCESSION
                                            NET AMOUNT     AS A % OF                       NET AMOUNT     AS A % OF
                           OFFERING PRICE    INVESTED    OFFERING PRICE   OFFERING PRICE    INVESTED    OFFERING PRICE
                           --------------   ----------   --------------   --------------   ----------   --------------
Less than $50,000.........      4.50           4.71           4.05             4.75           4.99           4.28
$50,000 to less than
  $100,000................      4.00           4.17           3.60             4.50           4.71           4.05
$100,000 to less than
  $250,000................      3.00           3.09           2.70             3.50           3.63           3.15
$250,000 to less than
  $500,000................      2.50           2.56           2.25             2.50           2.56           2.25
$500,000 to less than
  $1,000,000..............      2.00           2.04           1.80             2.00           2.04           1.80
$1,000,000 to less than
  $3,000,000..............      1.00           1.01           0.90             1.00           1.01           0.90
$3,000,000 to less than
  $5,000,000..............      0.50           0.50           0.45             0.50           0.50           0.45
$5,000,000 and above......      0.00           0.00           0.00             0.00           0.00           0.00



     All applicable sales charges are currently being waived for all share purchases until October 1, 1997. Investors who purchased shares of any Portfolio prior to April 1, 1997 may continue to invest without payment of any sales charges through December 31, 1997. Effective October 1, 1997, the total sales charges applicable to purchases of Portfolio shares by other investors will be as follows:



                                                                    SALES CHARGE
                                                                      AS A % OF               PROFESSIONAL
                                                             ---------------------------       CONCESSION
                                                                              NET AMOUNT       AS A % OF
                                                             OFFERING PRICE    INVESTED      OFFERING PRICE
                                                             --------------   ----------     --------------
Less than $50,000..........................................       3.00           3.09             2.90
$50,000 to less than $100,000..............................       2.50           2.56             2.40
$100,000 to less than $250,000.............................       2.00           2.04             1.90
$250,000 to less than $500,000.............................       1.50           1.52             1.40
$500,000 to less than $1,000,000...........................       1.00           1.01             0.90
$1,000,000 and above.......................................       0.00           0.00             0.00



     All questions regarding the applicability of sales charges to share purchases after October 1, 1997 will be determined by the Distributor. The sales charge waivers reflected in the above table may be discontinued at any time.


SALES CHARGE REDUCTIONS AND WAIVERS
--------------------------------------------------------------------------------

     The sales charge will be reduced for purchases of Retail Class shares according to the above schedule if your purchase qualifies for one of the following reduction plans. Please call your Investment Professional for more details about each plan.

     QUANTITY DISCOUNTS apply to purchases of Retail Class shares of a single Portfolio or to combined purchases of Retail Class shares of any Portfolio subject to a sales charge, and to purchases through an exchange from any such Portfolio. An investment in Retail Class shares for several accounts held by you, your spouse, and your children under age 21 at the same time will be considered a single transaction and qualify for a quantity discount as long as the shares are purchased through the same Investment Professional and the total is at least $50,000.

     RIGHTS OF ACCUMULATION let you reduce your sales charge by adding to your new purchases the value of all Retail Class shares held by you, your spouse, and your children under age 21.

     A LETTER OF INTENT (the "Letter") lets you receive a reduced sales charge on purchases during a 13-month period as if the total amount invested had been invested in a single lump sum. See "Quantity Discounts" above. You must file your non-binding Letter with the Fund's transfer agent within 90 days of the start of your purchases. Your initial investment must be at least 5% of the amount you plan to invest. Out of the initial investment, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. You will earn income dividends and capital gain distributions on escrowed shares. Neither income dividends nor capital gain distributions reinvested in additional shares will apply towards completion of the Letter. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter and, in such case, sufficient escrowed shares will be redeemed to pay any applicable sales charge.

     A sales charge will not apply to Retail Class shares purchased: (1) by a bank trust officer, registered representative, or other employee (or a member of their immediate families) of Investment Professionals; (2) by a current or former trustee or officer of the Fund or a current or retired officer, director or regular employee of Allied Irish Banks, p.l.c., or its direct or indirect subsidiaries (an "AIB employee"), the spouse of an AIB employee, an AIB employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of an AIB employee; (3) by a charitable organization (as defined in Section 501(c)(3) of the Code) investing $100,000 or more; (4) for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Code); (5) for a First Maryland account with the proceeds of a distribution from an employee benefit plan that qualified for waiver (9); (6) for any state, county or city, or any governmental instrumentality, department, authority or agency; (7) with redemption proceeds from other mutual fund complexes on which you have previously paid an initial or contingent deferred sales charge; (8) for use in a broker-dealer managed account program, provided the broker-dealer has executed a participation agreement with the Fund's distributor specifying certain asset minimums and qualifications, and marketing, program and trading restrictions (employee benefit plans assets do not qualify for this waiver); (9) as part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 of plan assets invested in the Fund; (10) as part of an employee benefit plan through an intermediary that has signed a participation agreement with the Fund's distributor specifying certain asset minimums and qualifications, and marketing, program and trading restrictions; and (11) on a discretionary basis by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business and has executed a participation agreement with the Fund's distributor specifying certain asset minimums and qualifications, and marketing, program and trading restrictions (employee benefit plan assets do not qualify for this waiver).


     In order to continue to qualify for waiver (8), eligible investors with existing Fund accounts will be required to sign and comply with a participation agreement. You must notify your Investment Professional or First Maryland Brokerage Corporation in advance if you qualify for a sales charge waiver. If you are investing through an account managed by a broker-dealer, if you have authorized an investment adviser to make investment decisions for you, or if you are investing through a trust department, you may qualify to purchase either Retail Class shares without a sales charge or Institutional Class shares. Because Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder servicing fee, Institutional Class shares are expected to have a higher total return than Retail Class shares. Contact your Investment Professional to discuss if you qualify.

HOW DO I EXCHANGE SHARES?
--------------------------------------------------------------------------------

     An exchange is a convenient way to buy and sell shares of another Portfolio registered in your state. Retail Class shares of a Portfolio may be exchanged for Retail Class shares of another Portfolio. The redemption will be made at the net asset value of the shares to be redeemed next determined after the exchange request is received by the transfer agent. If Retail Class shares are exchanged for Retail Class shares of another Portfolio with a higher sales charge than that paid for the shares being exchanged, you will pay a sales charge equal to the difference between the sales charges. In order to exchange into another Portfolio, the $500 minimum initial investment must be met.

     Each exchange between Portfolios actually represents the sale of shares of one Portfolio and the purchase of shares of another, which may produce a gain or loss for tax purposes. In order to protect each Portfolio's performance and its shareholders, frequent exchange activity in response to short-term market fluctuations is discouraged. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares of a Portfolio of any class without notice to shareholders if, in the adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

     An exchange between the Retail Class and the Institutional or Institutional II Classes of any Portfolio is generally not permitted, except that an exchange to the Institutional Class or Institutional II Class of a Portfolio will be permitted should a Retail Class shareholder become eligible to purchase Institutional Class or Institutional II Class shares. The Fund reserves the right to require shareholders to complete an application or other documentation in connection with the exchange. The Fund has received a private letter ruling from the Internal Revenue Service which provides that exchanges of shares of one class of a Portfolio for shares of another class of the same Portfolio will not constitute taxable events. See your Investment Professional for additional information.

HOW DO I REDEEM SHARES?
--------------------------------------------------------------------------------

     You may redeem all or a portion of your Retail Class shares on any Business Day. Call your Investment Professional with redemption requests. Shares will be redeemed at the net asset value next calculated after the Fund's transfer agent has received the redemption request from your Investment Professional. It is the responsibility of your Investment Professional to transmit promptly your order to redeem shares to the transfer agent. Shares redeemed on any Business Day for each Portfolio will receive the dividends declared, if any, through the time of redemption. When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on any such day by which redemption orders must be received.

     To the extent portfolio securities are traded in other markets on days which are not Business Days, the net asset value of the shares of a Portfolio may be affected on days when investors are not able to purchase or redeem its shares.

     If making immediate payment could adversely affect a Portfolio, the Portfolio may take up to seven days after redemption to pay the proceeds. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or when any emergency circumstances exist that the Securities and Exchange Commission determines merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days.

     If all the shares of a Portfolio in an account are redeemed, the shareholder will receive, in addition to the value thereof, any declared but unpaid distributions thereon at the beginning of the following month.

EMPLOYEE INVESTMENT PROGRAM
--------------------------------------------------------------------------------

     Current and former trustees and officers of the Fund, current and retired officers, directors and regular employees of Allied Irish Banks, p.l.c. and its direct and indirect subsidiaries, and their spouses and minor children ("employees") may open an employee investment account directly with the Fund by making an initial investment of $100 ($50 if purchasing through the Automatic Investment Plan) or more in any Portfolio. Shares of the Portfolios may be purchased without a sales charge and may be redeemed for an employee account as described below. Automatic investment and systematic withdrawal plans are also available for employee accounts. To open an employee account call 1-888-4ARK-FUND to request an Account Application.

     PURCHASES BY MAIL. Shares may be purchased for an employee account through the mail by forwarding a completed Account Application along with a check (in the case of a new account) or a check with the proper account information and investment instructions (in the case of existing accounts) to:

        ARK Funds
        P.O. Box 8525
        Boston, MA 02266-8525

     All purchases made by check should be in U.S. dollars and made payable to ARK Funds or for an IRA account, State Street Bank and Trust Company, as custodian. Third party checks will not be accepted. When purchases are made by check or through the Automatic Investment Plan, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

     PURCHASES BY WIRE. Shares may be purchased for an employee account by wiring money to:

        State Street Bank and Trust Company
        Boston, MA
        ABA 011000028
        Account Number:      99051609
        Attention:           [ARK Portfolio Name]
        Further Credit to:   [Employee Account Name and Number]


     The wire instructions must include the employee's account number. An order to purchase shares by Federal Funds wire will be deemed to have been received on the Business Day of the wire, provided that employees notify the Fund's transfer agent at 1-888-4ARK-FUND by 12:00 p.m. of their intention to wire money.


     REDEMPTIONS BY MAIL. Written requests for redemptions from an employee account must be received in good order by the Fund's transfer agent in order to constitute a valid tender for redemption by mail. Requests should be mailed to:

        ARK FUNDS
        P.O. Box 8525
        Boston, MA 02266-8525

     The transfer agent may require that the signature on the written request be guaranteed by a commercial bank or by a member firm of a domestic stock exchange. Signature guarantees will be required if: (a) the redemption request is an amount in excess of $25,000; (b) redemption proceeds are to be sent to a name and/or address that differs from the registered name or address of record; or (c) a transfer of registration is requested. Otherwise, written redemption requests by mail may be accepted without a signature guarantee.

     REDEMPTIONS BY TELEPHONE. Employees wishing to redeem shares from an employee account by telephone must provide the information requested in the Account Application. Thereafter, telephone redemption requests may be made by calling 1-888-4ARK-FUND. Payment for telephone redemptions will normally be transmitted on the next business day following receipt of a valid request for redemption. Employees may have the proceeds sent either by mail or wire.

BY WIRE: Shareholders of record may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the employee on the Account Application. The Fund's transfer agent may deduct its then-current wire fee from the proceeds for wire redemptions. As of the date of this Prospectus, the fee was $10 for each wire redemption. There is no minimum for telephone redemptions paid by wire.

BY MAIL: Redemption proceeds may be paid by a check mailed to the name and address in which the employee's account is registered with the Fund. There is no minimum for telephone redemptions paid by check.

Employees may not close their accounts by telephone.

     Neither the Fund nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. To ensure the authenticity of redemption or exchange instructions received by telephone, the transfer agent examines each shareholder request by verifying the account number and/or tax identification number at the time the request is made. The transfer agent subsequently sends confirmations of the transaction to the shareholder for verification. If reasonable procedures are not employed, the Fund and the transfer agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

     REDEMPTION BY CHECKWRITING. Checkwriting is available for regular employee accounts investing in a money market Portfolio. The Fund will provide shareholders of record, upon request and without charge, with checks drawn on the Portfolio. Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the clearing bank relating to check redemption privileges.

     Checks drawn on the money market Portfolios may be made payable to the order of any payee in an amount of $500 or more. Shareholders should be aware that, as is the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the clearing bank. When a check is presented to the clearing bank for payment, subject to the Fund's acceptance of the check, the clearing bank, as agent, causes the Fund to redeem, at the net asset value next determined after such presentation, a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by the clearing bank if there are insufficient shares to meet the withdrawal amount. Shareholders of record wishing to use this method of redemption should check the appropriate box on the Account Application, obtain a signature card by calling 1-888-4ARK-FUND, and mail the completed form and signature card to ARK Funds, P.O. Box 8525, Boston, MA 02266-8525. There is no charge for the clearance of any checks, although the clearing bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. As of the date of this Prospectus, the overdraft fee was $20.

     REDEMPTION BY TELEPHONE EXCHANGE. Employees may make telephone exchanges of shares held in their accounts for shares in any other Portfolio offering Retail Class shares by calling 1-888-4ARK-FUND. Shareholders wishing to use the telephone exchange privilege must check the appropriate box on the Account Application. The telephone exchange privilege is only available in states where exchanges from one Portfolio to another can lawfully be made.


     Telephone exchange requests received prior to 4:00 p.m. for an equity or fixed-income Portfolio, or prior to 12:00 p.m. for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio or 5:00 p.m. for the U.S. Government Money Market Portfolio and Money Market Portfolio, on any Business Day will be processed on the date of receipt. "Processing" a telephone exchange request means that shares in the Portfolio from which the shareholder is making the exchange will be redeemed at the net asset value per share as of 4:00 p.m. (12:00 p.m. for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio or 5:00 p.m. for the U.S. Government Money Market Portfolio and Money Market Portfolio) on the date of receipt. Purchases of shares for the

Portfolio into which the shareholder is making an exchange will be effected on the same Business Day, at such other Portfolio's net asset value per share determined as of 4:00 p.m. (12:00 p.m. for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio or 5:00 p.m. for the U.S. Government Money Market Portfolio and Money Market Portfolio) on such Business Day. Telephone exchange requests received after 4:00 p.m. for an equity or fixed-income Portfolio, or after 12:00 p.m. for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio, or 5:00 p.m. for the U.S. Government Money Market Portfolio and Money Market Portfolio, will be processed on the next Business Day in the manner described above. The Fund will not be responsible for the authenticity of exchange instructions received by telephone and the investor will bear the risk of loss.


     Before making an exchange, shareholders should consider the investment objective, policies and restrictions of the Portfolio into which they are exchanging, as set forth in the Prospectus. Any telephone exchange must satisfy the requirements relating to the minimum initial investment amounts of the Portfolio involved. The Fund reserves the right to reject any telephone exchange request and to modify or terminate the telephone exchange privilege at any time, upon 60 days' written notice.

     For more information on exchanging shares, please see "Purchases, Exchanges and Redemptions -- How Do I Exchange Shares?" above.


     AUTOMATIC INVESTMENT PLAN. An employee may arrange for periodic investments on any Business Day in a Portfolio through automatic deductions from a checking account by completing the appropriate section of the Account Application. The minimum pre-authorized investment amount is $50 per month per Portfolio. All IRA investments made through the plan will be credited as contributions for the current calendar year.



     SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan may be used by employees who wish to receive regular distributions from their accounts. Upon commencement of a withdrawal plan, an account must have a current value of $5,000 or more. Employees may elect to receive automatic payments of $50 or more via check or direct deposit to a checking account on a monthly, quarterly, semi-annual or annual basis. Automatic withdrawals are normally processed on the 25th day of the applicable month (if this is not a Business Day, then on the next Business Day) and are paid promptly thereafter. To arrange a withdrawal plan, an employee must complete the appropriate section of the Account Application.


     Employees should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending upon the frequency and amount of the withdrawal payments and/or fluctuations in the net asset value per share of the applicable Portfolio, their original investment could be exhausted entirely. To participate in the Systematic Withdrawal Program, employees must have their dividends automatically reinvested. Employees may change or cancel a withdrawal plan at any time, upon written notice to ARK Funds, P.O. Box 8525, Boston, MA 02266-8525.

     IRA ACCOUNTS. Any of the Portfolios (other than the Tax-Free Money Market, Maryland Tax-Free and Pennsylvania Tax-Free Portfolios) may be used as an investment for an existing or new employee IRA account. Employee IRA accounts are subject to minimum initial and subsequent investments of $100 ($50 through the Automatic Investment Plan) in a Portfolio and the applicable contribution limits set by the Internal Revenue Service. If an employee does not have an existing IRA that permits investments in the Portfolios, one may be established by obtaining an Account Application. All IRA investments made through the Automatic Investment Plan will be credited as contributions for the current calendar year. The telephone, wire and checkwriting privileges are not available to employee IRA accounts. For more information about IRA accounts and to obtain an Account Application, call 1-888-4ARK-FUND.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


     TAX-SHELTERED RETIREMENT PLANS. Retirement plans offer tax advantages to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in any of the Portfolios (with the exception of the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio) under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Minimums may differ from those described above. Plans include Individual Retirement Accounts ("IRAs"), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans.


     DISTRIBUTION OPTIONS. The money market Portfolios earn interest from their investments. This interest, after payment of expenses, is passed along to shareholders as income dividends. Income dividends for each money market Portfolio are declared daily and paid monthly. The other Portfolios earn dividends from stocks and interest from bond, money market, and other investments. These dividends and interest, after payment of expenses, are passed along as income dividends. Income dividends for the Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio and Equity Income Portfolio are declared and paid monthly; for the Balanced Portfolio, Equity Index Portfolio, Large-Cap Value Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio and Stock Portfolio dividends are declared and paid quarterly; and for the Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio dividends are declared and paid annually. Net realized capital gains, if any, for any Portfolio, are declared and paid at least annually.

     When you fill out your brokerage account application, you can specify how you want to receive your distributions. Currently, there are three available options:

     1. The SHARE OPTION reinvests dividends and capital gain distributions, if any, in additional shares of the same Portfolio. Reinvestment will be made at the net asset value next determined after payment. If you do not indicate a choice on your application, you will be assigned this option.

     2. The CASH OPTION. Each dividend and capital gain distribution, if any, will be credited to your account in the manner specified for settlement on your account application.

     3. The INCOME-EARNED OPTION. This option is available for the Portfolios other than the money market Portfolios. Your capital gain distributions will be automatically reinvested in shares of the same Portfolio, and your dividends, if any, will be credited to your account in the manner specified for settlement on your account application.

     AUTOMATIC ASSET BUILDER. This program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $100 per transaction) from your bank account to your brokerage account on a periodic basis. When you participate in the Automatic Asset Builder, the minimum initial investment in each Portfolio is $500. You will receive written confirmation when you set up your program participation, or any time you make a change to your participation. You may change the amount of your automatic investment, skip an investment, or stop your Automatic Asset Builder investment by calling your Investment Professional at least three business days prior to your next scheduled investment date. This program is not available for the money market Portfolios.

     STATEMENTS AND REPORTS. You will receive a quarterly (or, if there has been account activity, monthly) statement. You will also receive a statement after each trading transaction in your account. A consolidated IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive financial reports of any Portfolio in which you are invested.

     TELEPHONE TRANSACTIONS. You may initiate any transaction by telephoning your Investment Professional. Neither the Fund nor its agents will be responsible for any losses resulting from unauthorized transactions if reasonable procedures designed to verify the identity of the caller are followed. Your Investment Professional may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISERS
--------------------------------------------------------------------------------

     Allied Investment Advisors, Inc. 100 E. Pratt Street, Baltimore, MD 21202, provides investment advisory services to each Portfolio other than the Tax-Managed Equity Portfolio and International Equity Portfolio. AIB Investment Managers Limited, AIB Investment House, Percy Place, Dublin 4, Ireland, provides investment advisory services to the International Equity Portfolio. Investment advisory services are provided subject to the general supervision of the Board of Trustees. The adviser to a Portfolio is entitled to receive for its advisory services payment at an annual rate based on the following fee schedule: money market Portfolios: .25% of each Portfolio's average net assets; Short-Term Treasury Portfolio: .35% of average net assets; Intermediate Fixed Income
Portfolio: .60% of average net assets; Income Portfolio: .50% of average net assets; Maryland Tax Free Portfolio: 50% of average net assets; Pennsylvania Tax-Free Portfolio: .50% of average net assets; Balanced Portfolio: .55% of average net assets; Equity Income Portfolio: .70% of average net assets; Equity Index Portfolio: .20% of average net assets; Blue Chip Equity Portfolio: .60% of average net assets; Large-Cap Value Portfolio: .70% of average net assets; Mid-Cap Equity Portfolio: .70% of average net assets; Stock Portfolio: .70% of average net assets; Capital Growth Portfolio: .60% of average net assets; Special Equity Portfolio: .60% of average net assets; and International Equity
Portfolio: .80% of average net assets. The adviser, in its sole discretion, may waive all or any portion of its advisory fee for any Portfolio. Any such voluntary waiver will increase such Portfolio's yield for the period during which the waiver is in effect.


     Allied Investment Advisors, Inc. is a wholly-owned subsidiary of First Maryland. First Maryland, established in 1806, is a wholly-owned subsidiary of First Maryland Bancorp, a bank holding company registered under the Federal Bank Holding Company Act of 1956. First Maryland Bancorp is a subsidiary of Allied Irish Banks, p.l.c. which, together with its subsidiaries, is Ireland's leading banking and financial services organization, See "Banking Law Matters". Allied Investment Advisors, Inc. was organized in 1995 to manage assets and provide research services for the Trust Division of First Maryland, which previously served as investment adviser to the Portfolios. It provides investment management and advisory services to individual, corporate and institutional clients, pension plans, common and collective trust funds, and mutual funds. First Maryland transferred responsibility for advising the Portfolios (other than the International Equity Portfolio) to Allied Investment Advisors, Inc. effective as of September 1, 1996. The transfer did not involve a change of actual control or management of the investment adviser to the Portfolios and, although Allied Investment Advisors, Inc. is a newly-organized entity with no prior experience in managing mutual funds, its officers, portfolio managers and investment analysts previously served in comparable capacities for the Trust Division of First Maryland. As of June 30, 1997, Allied Investment Advisors, Inc. had assets under management of approximately $7.77 billion.



     AIB Investment Managers Limited is the discretionary investment management arm of the AIB Group. It has extensive experience managing the investments of corporations, public and private pension funds, high-net-worth individuals, and has a broad range of international, foreign mutual fund accounts. As of June 30, 1997, AIB Investment Managers Limited had assets under management of approximately $9.05 billion.


     The investment advisory fee payable to AIB Investment Managers Limited by the International Equity Portfolio is higher than the fees payable by most mutual funds (although not necessarily higher than the fees payable by a typical international fund), due to the greater complexity, expense and commitment of resources involved in international investing. AIB Investment Managers Limited has voluntarily agreed to waive all or a portion of its advisory fee (and, if necessary, to reimburse other expenses) in order to limit the International Equity Portfolio's total operating expenses to 1.55% of its average net assets. This expense cap is subject to annual review by AIB Investment Managers Limited.

     The Portfolios may from time to time, consistent with their investment policies and applicable law, invest in securities of companies with which First Maryland or its affiliates has a lending relationship. The lending relationship will not be a factor in the selection by the advisers of the securities in which the Portfolios invest.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

     James M. Hannan is a Principal of Allied Investment Advisors, Inc. and manager of the money market Portfolios and the Short-Term Treasury Portfolio. He is also responsible for several separately managed institutional portfolios which he has managed since 1992. He has served as a Vice President of First Maryland since 1987. Prior to 1987 he served as the Treasurer for the City of Hyattsville, Maryland.

     Susan S. Schnaars is a Principal of Allied Investment Advisors, Inc. and co-manager, with Mr. Gradow, of the Intermediate Fixed Income Portfolio and Income Portfolio. She is also manager of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. Ms. Schnaars is also responsible for managing several commingled funds (taxable and tax-free) and several large institutional accounts. Prior to 1992, Ms. Schnaars managed institutional and commingled fixed-income portfolios, including the RAF Fixed Income Fund for PNC Investment Management and Research (formerly known as Provident National Bank). Ms. Schnaars is a Chartered Financial Analyst and a Certified Public Accountant.


     Steven M. Gradow is a Managing Director of Allied Investment Advisors, Inc. and co-manager, with Ms. Schnaars, of the Intermediate Fixed Income Portfolio and Income Portfolio. Prior to joining First Maryland in January 1996, Mr. Gradow was responsible for the management of $15 billion of fixed-income pension assets for Washington State Investment Board in Seattle for four years. Mr. Gradow's experience also includes five years fixed-income management for the Public Employees Retirement System of California (CALPERS).



     Charles E. Knudsen is a Principal of Allied Investment Advisors, Inc. and co-manager, with Mr. Leo, of the Balanced Portfolio. He follows several equity industry groups. In addition, he is a senior portfolio manager for key, tax-free institutional accounts, including pension and profit sharing plans, foundations, and endowments. Mr. Knudsen has more than eight years of investment management experience with First Maryland. Mr. Knudsen is a Chartered Financial Analyst.



     Clyde L. Randall is a Principal of Allied Investment Advisors, Inc. and the co-manager, with Mr. Ashcroft, of the Equity Income Portfolio, Blue Chip Equity Portfolio and Large-Cap Value Portfolio. Prior to March 1995, Mr. Randall was an equity analyst and portfolio manager for more than five years at Mercantile Safe Deposit and Trust Company, Baltimore, Maryland. Mr. Randall is a Chartered Financial Analyst.



     Allen J. Ashcroft, Jr. is a Principal of Allied Investment Advisors, Inc. and co-manager, with Mr. Randall, of the Equity Income Portfolio, Blue Chip Equity Portfolio and Large-Cap Value Portfolio. Prior to joining First Maryland, Mr. Ashcroft was an equity analyst and portfolio manager for McGlinn Capital Management, Wyomissing, Pennsylvania, for 12 years. Mr. Ashcroft has more than 17 years of experience in investment research and equity analysis.



     H. Giles Knight is a Principal of Allied Investment Advisors, Inc. and manager of the Stock Portfolio and Special Equity Portfolio. Prior to joining First Maryland, Mr. Knight was with ASB Capital Management, a subsidiary of NationsBank, from 1990 to 1994. He was Director of Special Equity Investments, Capital Markets Division, where he was responsible for one mutual fund and six employee benefit and personal trust common stock funds.



     Christopher E. Baggini is a Principal of Allied Investment Advisors, Inc. and co-manager, with Mr. Baker, of the Mid-Cap Equity Portfolio and manager of the Capital Growth Portfolio. Prior to joining First Maryland, Mr. Baggini served as portfolio manager and research analyst for First Metropolitan Development Corporation. He has more than nine years of experience in investment management, including more than four years at Salomon Brothers with responsibilities in equity research, sales and trading. Mr. Baggini is a Chartered Financial Analyst.



     Christopher D. Baker is an Investment Officer of Allied Investment Advisors, Inc. and the co-manager, with Mr. Baggini, of the Mid-Cap Equity Portfolio and manager of the Equity Index Portfolio. Mr. Baker has more than two years of experience in managing mid-cap index common trust funds for the Trust Division of First Maryland and more than five years of experience in First Maryland's Trust Division in investment research and equity analysis.



     J. Eric Leo is a Managing Director of, and Director of Equity Research for, Allied Investment Advisors, Inc. and co-manager, with Mr. Knudsen, of the Balanced Portfolio. Prior to 1997, he was Executive Vice President and Chief Investment Officer of Legg Mason Capital Management, Inc. Mr. Leo has more than 20 years of experience in investment management, including managing mutual fund portfolios and accounts for both individuals and institutions.



     Joseph Mottley is an Associate Director of AIB Investment Managers Limited and the manager of the International Equity Portfolio. Since joining AIB Investment Managers in 1985, he has worked on a number of international equity funds, with broad exposure in the Asian and European markets. He has also managed several U.S. equity funds. Prior to 1985, Mr. Mottley was a Policy Analyst with the Irish Government's Treasury Department. He has a Master of Science in Economics and Statistics from Trinity College, Dublin.


     Investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

ADMINISTRATOR
--------------------------------------------------------------------------------

     SEI Fund Resources (the "Administrator"), One Freedom Valley Drive, Oaks, PA 19456, serves as the Portfolios' administrator under an administration agreement with the Fund. SEI Financial Management Corporation, which served as administrator for the Fund prior to June 1, 1996, is the owner of all beneficial interest in the Administrator.

     The Administrator assists in each Portfolio's administration and operation, including providing facilities for maintaining each Portfolio's organization, supervising relations with the custodian, transfer and pricing agents, accountants, underwriters, and other persons dealing with each Portfolio, preparing all general shareholder communications and conducting shareholder relations, maintaining (or providing for the maintenance of) the Fund's records and the registration of each Portfolio's shares under federal and state law, developing management services for the Portfolios and furnishing reports, evaluation and analyses on a variety of subjects to the Fund's Board of Trustees. The Administrator is entitled to receive an annual fee of .13% of the aggregate average net assets of the Fund, paid monthly, for services performed under the administration agreement. The Administrator may voluntarily agree to waive a portion of its administration fee on a Portfolio in order to limit its total operating expenses. Any such voluntary waiver, which can be discontinued at any time, will increase the Portfolio's yield for the period during which it is in effect.

DISTRIBUTION AND SERVICING OF THE SHARES
--------------------------------------------------------------------------------


     SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Drive, Oaks, PA 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the distributor for the Fund pursuant to a distribution agreement with the Fund. The Distributor, a Pennsylvania corporation incorporated on July 20, 1981, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. Inc. The Distributor is the principal underwriter of the Fund. First Maryland neither participates in nor is responsible for the underwriting of the shares of the Fund.

     The Board of Trustees has adopted a distribution plan on behalf of the Retail Class of each Portfolio pursuant to Rule 12b-1 under the 1940 Act ("Plan"). The Plan provides for payment of a fee to the Distributor of up to
 .75% of average net assets of the Retail Class of each Portfolio. The Board has approved the following fee rates: .25% of the average net assets of the Retail Class of each money market Portfolio; .30% of the average net assets of the Retail Class of the Intermediate Fixed Income Portfolio, Income Portfolio, the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio; .40% of the average net assets of the Retail Class of the Short-Term Treasury Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio; and .55% of the average net assets of the Retail Class of the Blue Chip Equity Portfolio and Stock Portfolio.

     The Distributor and Investment Professionals that receive portions of the fees from the Distributor pay for the cost of printing (but not typesetting) and mailing to prospective investors prospectuses and other materials relating to the Retail Class, as well as for related direct mail, advertising and promotional expenses.

     The Plan does not obligate a Portfolio to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan on behalf of the Retail Class. Thus, under the Plan, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the Portfolios will not be obligated to pay more than that fee. If the Distributor's expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.


     Under a Shareholder Services Plan in effect with respect to the Retail Class of a Portfolio, the Retail Class of a Portfolio may pay shareholder servicing fees to Investment Professionals at an annual rate of up to .25% of the average net assets of the Retail Class shares attributable to their customers for providing ongoing shareholder support services to their customers with accounts in such class, including responding to shareholder communications, account balance maintenance and dividend posting. The Board of Trustees has approved an annual shareholder servicing fee rate of .15% of the average net assets of the Retail Class of each Portfolio.


     All or any portion of the 12b-1 or shareholder servicing fee for a Portfolio may be waived at any time. Any such voluntary waiver, which can be discontinued at any time, will increase the Portfolio's yield for the period during which the waiver is in effect.

TRANSFER AGENT
--------------------------------------------------------------------------------

     SEI Fund Resources, One Freedom Valley Drive, Oaks, PA 19456, provides transfer agent and related services for the Portfolios. SEI Fund Resources has subcontracted the transfer agency services to State Street Bank and Trust Company ("State Street Bank"). State Street Bank maintains shareholder accounts and records for the Portfolios.

CUSTODIAN
--------------------------------------------------------------------------------

     FMB Trust Company, National Association, 25 South Charles Street, Baltimore, MD 21201, is custodian (the "Custodian") for the securities and cash of the Fund. Under the custody agreement with the Fund, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays the Custodian a monthly fee at the annual rate of .015% of the average net assets of the Portfolios. The Custodian also charges the Fund transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses. Foreign securities purchased by the International Equity Portfolio are held by foreign banks participating in a network coordinated by Bankers Trust Company, which serves as sub-custodian for the Portfolio. All expenses incurred through this network are paid by the Portfolio.

BANKING LAW MATTERS
--------------------------------------------------------------------------------

     Banking laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of an investment company as agent for and upon the order of a customer. However, banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities. Upon advice of legal counsel, the Adviser believes that it may perform the advisory services described in this Prospectus for the Portfolios and their shareholders without violating applicable federal banking laws or regulations.

     Judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, changes in the operation of the Fund might occur. It is not anticipated, however, that any such change would affect the net asset value of the Portfolio's shares or result in any financial loss to any shareholder.

TAX MATTERS
--------------------------------------------------------------------------------

     Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. So long as a Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio intend to pay substantially all of their respective dividends as "exempt interest dividends". Investors in these Portfolios should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum tax. Alternative minimum tax is currently imposed at a maximum marginal rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 will generally constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum tax liability. The Portfolios intend to avoid investing their assets in such private activity bonds but may do so if required by market conditions. Second, tax-exempt interest and "exempt interest dividends" derived from all municipal securities must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustments for alternative minimum tax purposes. Realized market discount on tax-exempt obligations purchased after April 30, 1993, is treated as ordinary income and not as capital gain. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

     The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio will determine annually the percentage of their respective net investment incomes that is fully tax-exempt, the percentage which constitutes an item of tax preference for alternative minimum tax purposes and the percentage which is fully taxable, and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     Shareholders of the Maryland Tax-Free Portfolio who are subject to Maryland state and local income tax will not be subject to tax in Maryland on dividends paid by the Portfolio to the extent that they are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions, interest on obligations of the United States or its possessions and territories, or gains realized from the disposition of either of these categories of obligations (with the express exception of dividends attributable to gain from the disposition of obligations of a U.S. territory or possession which are subject to Maryland state and local income tax). Dividends attributable to interest on obligations issued by states other than Maryland and income from repurchase agreements are subject to Maryland state and local income tax.

     Individual shareholders of the Pennsylvania Tax-Free Portfolio will not be subject to Pennsylvania personal income taxes on distributions of interest attributable to exempt obligations (generally, obligations issued by Pennsylvania and its agencies, public authorities, municipalities and other political subdivisions as well as obligations of the United States), but will be subject to Pennsylvania personal income taxes on distributions of profits, gains or income derived from the sale, exchange or other disposition of obligations issued by Pennsylvania and its agencies, public authorities, municipalities and other political subdivisions as well as obligations of the United States. Exempt interest in Pennsylvania is referred to as excludable exempt-interest dividends and will be identified by the Portfolio.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received. The foregoing considerations do not apply to the purchase of shares of the money market Portfolios, which are offered at the constant net asset value of $1.00.

     Shareholders are urged to consult their tax advisers concerning their own tax situation, including the application of state and local income taxes to investments in a Portfolio.

GENERAL INFORMATION
--------------------------------------------------------------------------------

     ARK Funds is an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993. The Board of Trustees supervises Fund activities and reviews contractual arrangements with the companies that provide the Fund and its Portfolios with services. The Board of Trustees may authorize the Fund to offer other portfolios which may differ in the types of securities in which their assets may be invested.

     The Fund may issue an unlimited number of shares of each of its Portfolios. Each share of a Portfolio gives a shareholder one vote in Trustee elections and other matters submitted to a vote of shareholders. All shares of the Fund have equal voting rights, except that in matters affecting only a particular Portfolio or class of shares, only shares of that Portfolio or class are entitled to vote. As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings, although special meetings may be called for the purpose of voting on certain changes in the operations of a Portfolio or the Fund, or for the election or removal of Trustees under certain circumstances.


     The Fund is composed of the following nineteen separately managed
Portfolios: U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio (formerly Growth and Income Portfolio), Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio. The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio are non-diversified Portfolios; the remaining Portfolios are diversified Portfolios.


     The Board of Trustees of the Fund has established three classes of shares of each money market Portfolio and two classes of shares of each other Portfolio. You may obtain more information on the classes of shares not offered through this Prospectus from your Investment Professional or by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

APPENDIX
--------------------------------------------------------------------------------

     ADRS AND EDRS. American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     ASSET-BACKED SECURITIES. Asset-backed securities consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. (As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.)

     BANK OBLIGATIONS. Bank obligations include bankers' acceptances which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer; certificates of deposit which are negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods or issued at a discount; and time deposits which are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     COMMERCIAL PAPER. Commercial paper is an obligation issued by a bank, broker-dealer, corporation and other entities for purposes such as financing its current operations.

     CONVERTIBLE SECURITIES. Convertible securities are usually preferred stock or bond issues that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio is called for redemption, that Portfolio could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

     HEDGING STRATEGIES. The adviser may, to the extent permitted by the investment policies and limitations of a Portfolio, buy and sell options on securities, currencies, futures contracts and options on such contracts ("Hedging Instruments") to manage exposure to changing interest rates, security prices, and currency exchange rates. Some strategies using these instruments, including selling futures, buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Hedging Instruments may be used in combination with each other or with forward currency contracts in order to adjust the risk and return characteristics of the overall strategy. A Portfolio may invest in Hedging Instruments based on any type of security, index, or currency, including options and futures traded on foreign exchanges and options not traded on exchanges. These strategies may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these strategies could result in a loss to a Portfolio if the counterparty to the transaction does not perform as promised.

     Hedging Instruments can be volatile investments and involve certain risks. If the adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, use of Hedging Instruments may lower a Portfolio's return. A Portfolio could also experience a loss if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     Under normal conditions, no Portfolio will hedge more than 25% of its total assets by selling futures, writing calls, and buying puts. In addition, a Portfolio will not buy futures or write puts where the value of the underlying investment exceeds 25% of its total assets and a Portfolio will not buy calls with a value exceeding 5% of its total assets.

     ILLIQUID SECURITIES. Under currently applicable regulations, each money market Portfolio may invest up to 10%, and the other Portfolios may invest up to 15%, of their respective net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of in the usual course of business within seven days without taking a reduced price. Generally, securities subject to restriction on resale, variable rate demand notes, repurchase agreements with more than seven days to maturity, and time deposits are considered to be illiquid unless the adviser determines, in accordance with guidelines established by the Board of Trustees, that such securities are readily marketable. The absence of a trading market can make it difficult to ascertain a market value for illiquid securities, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. In addition, unless securities are registered for sale, securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

     INDEXED SECURITIES. Indexed securities are derivative securities whose value depends on the price of securities indices, or other financial indicators. These include commercial paper and certificates of deposit. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates. Some indexed securities may be based on underlying instruments whose total value is greater than the value of the indexed security itself. Some indexed securities may be based on underlying instruments whose total value is greater than the value of the indexed instrument itself.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions and include mortgage pass-through securities, mortgage-backed securities, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-throughs and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Because mortgage securities pay both principal and interest as their underlying mortgages are paid off, they are subject to pre-payment risk. Pre-payment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. Finally, the value of a mortgage security may be affected by changes in market interest rates.

     MUNICIPAL OBLIGATIONS. Municipal obligations are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights on municipal securities holders. A Portfolio may own a municipal security directly or through a participation interest.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously commits to resell that security back at a higher price. In the event of bankruptcy of the other party to either a repurchase agreement, a Portfolio could experience delays in recovering its cash. To the extent, in the meantime, the value of the securities purchased had decreased, the Portfolio could experience a loss. In all cases, the adviser must find the creditworthiness of the other party to the transaction satisfactory.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a Portfolio sells a portfolio instrument to another party, such as a bank, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by the adviser.

     SECURITIES LENDING. The Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Portfolio to retain ownership of the securities loaned and, at the same time, to earn income. Since there may be delays in the recovery of loaned securities, or even a loss or rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the Portfolio's adviser.

     U.S. GOVERNMENT SECURITIES. U.S. Government Securities may be backed by the full faith and credit of the U.S. government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government and are the highest quality government securities.

     VARIABLE OR FLOATING RATE INSTRUMENTS. Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand full payment from issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. Many variable and floating rate instruments also carry demand features that permit a Portfolio to sell them at par value plus accrued interest on short notice.

     WARRANTS. Warrants entitle the holder to buy equity securities at a specified price for a specified period of time. They may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

     WHEN-ISSUED TRANSACTIONS. The market value of securities purchased on a when-issued or delayed-delivery basis way may change before the delivery date, which could affect the market value of the assets and could increase fluctuations in a Portfolio's share price, yield and return. Ordinarily, a Portfolio will not earn interest on the securities purchased until they are delivered.

     ZERO COUPON DEBT. Zero coupon debt securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between these securities' purchase prices and their face values. Because they do not pay current income, the prices of zero coupon debt securities can be volatile when interest rates change.

ADDITIONAL INVESTMENTS FOR THE TAX-FREE MONEY MARKET, MARYLAND TAX-FREE AND PENNSYLVANIA TAX-FREE PORTFOLIOS
--------------------------------------------------------------------------------

     MUNICIPAL LEASE OBLIGATIONS are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the interest is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Portfolio. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made. Each Portfolio will only purchase rated municipal lease obligations.

     MUNICIPAL SECURITIES include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development bonds are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk.

     REFUNDING CONTRACTS. The Portfolios may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although a Portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

     RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

ARK 1234-9708

                        ARK FUNDS:  INSTITUTIONAL CLASS

                      U.S. TREASURY MONEY MARKET PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                             MONEY MARKET PORTFOLIO
                        TAX-FREE MONEY MARKET PORTFOLIO
                         SHORT-TERM TREASURY PORTFOLIO
                      INTERMEDIATE FIXED INCOME PORTFOLIO
                                INCOME PORTFOLIO
                          MARYLAND TAX-FREE PORTFOLIO
                        PENNSYLVANIA TAX-FREE PORTFOLIO
                               BALANCED PORTFOLIO
                            EQUITY INCOME PORTFOLIO
                             EQUITY INDEX PORTFOLIO
                           BLUE CHIP EQUITY PORTFOLIO
                           LARGE-CAP VALUE PORTFOLIO
                            MID-CAP EQUITY PORTFOLIO
                                STOCK PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                            SPECIAL EQUITY PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                             CROSS REFERENCE SHEET


Form N-1A Item Number

Part A                                         Prospectus Caption
1 . . . . . . . . . . . . . . . . . . . . . .  Cover Page
2 . . . . . . . . . . . . . . . . . . . . . .  Fees and Expenses
3 a,b . . . . . . . . . . . . . . . . . . . .  Financial Highlights
  c . . . . . . . . . . . . . . . . . . . . .  Performance
4 a(i). . . . . . . . . . . . . . . . . . . .  General Information
  a(ii),b,c . . . . . . . . . . . . . . . . .  Investment Objectives and Policies; Risks
                                                 to Consider
5 a,b,c,d,e,f . . . . . . . . . . . . . . . .  Management of the Fund
  g . . . . . . . . . . . . . . . . . . . . .  Portfolio Transactions and Valuation
5A  . . . . . . . . . . . . . . . . . . . . .  *
6 a . . . . . . . . . . . . . . . . . . . . .  General Information
  b,c,d . . . . . . . . . . . . . . . . . . .  *
  e . . . . . . . . . . . . . . . . . . . . .  General Information
  f,g . . . . . . . . . . . . . . . . . . . .  Portfolio Transactions and Valuation; Tax Matters
  h . . . . . . . . . . . . . . . . . . . . .  General Information
7 a . . . . . . . . . . . . . . . . . . . . .  Purchases, Exchanges and Redemptions
  b(i),(ii) . . . . . . . . . . . . . . . . .  Portfolio Transactions and Valuation
  b(iii,iv,v),c . . . . . . . . . . . . . . .  *
  d . . . . . . . . . . . . . . . . . . . . .  Purchases, Exchanges and Redemptions
  e, f(i),(ii). . . . . . . . . . . . . . . .  Management of the Fund
  f(iii). . . . . . . . . . . . . . . . . . .  *
8 . . . . . . . . . . . . . . . . . . . . . .  Purchases, Exchanges and Redemptions
9 . . . . . . . . . . . . . . . . . . . . . .  *

_____________________
* Not applicable.

ARK FUNDS -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
PROSPECTUS
                  , 1997
--------------------------------------------------------------------------------


* U.S. Treasury Money Market Portfolio              * Equity Income Portfolio
* U.S. Government Money Market Portfolio            * Equity Index Portfolio
* Money Market Portfolio                            * Blue Chip Equity Portfolio
* Tax-Free Money Market Portfolio                   * Large-Cap Value Portfolio
* Short-Term Treasury Portfolio                     * Mid-Cap Equity Portfolio
* Intermediate Fixed Income Portfolio               * Stock Portfolio
* Income Portfolio                                  * Capital Growth Portfolio
* Maryland Tax-Free Portfolio                       * Special Equity Portfolio
* Pennsylvania Tax-Free Portfolio                   * International Equity Portfolio
* Balanced Portfolio


ARK Funds (the "Fund") is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. The portfolios of the Fund listed above have an Institutional Class of shares. Institutional Class shares are offered through this Prospectus only to individuals, institutions and other entities that have established trust, custodial or money management relationships with The First National Bank of Maryland ("First Maryland"), its affiliated banks (including Allied Irish Banks, p.l.c. and its affiliates), or its correspondent banks or their affiliated banks.

AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, FIRST MARYLAND OR ANY DEPOSITARY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


This Prospectus is designed to provide investors with information that they should know before investing. Please read and retain it for future reference. A
Statement of Additional Information dated              , 1997 and Annual Report
(including financial statements for the fiscal year ended April 30, 1997) have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information and Annual Report are available upon request without charge by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


Summary......................................      2
Fees and Expenses............................      4
Financial Highlights.........................      8
Investment Objectives and Policies...........     10
Additional Investment Policies and
  Limitations................................     21
Risks to Consider............................     22
Performance..................................     25
Portfolio Transactions and Valuation.........     26
Purchases, Exchanges and Redemptions.........     27
Management of the Fund.......................     31
Tax Matters..................................     36
General Information..........................     37
Appendix.....................................     39


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY
--------------------------------------------------------------------------------


     The Fund is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. This Prospectus provides information with respect to Institutional Class shares of the following portfolios (the "Portfolios" or a "Portfolio"). The Large-Cap Value Portfolio is not currently offering Institutional Class shares.


     U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO and TAX-FREE MONEY MARKET PORTFOLIO -- seek to maximize current income and provide liquidity and security of principal. Each money market Portfolio seeks to maintain a constant net asset value per share of $1.00.

     SHORT-TERM TREASURY PORTFOLIO -- seeks to provide current income with a secondary objective of stability of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government.

     INTERMEDIATE FIXED INCOME PORTFOLIO -- seeks to provide current income consistent with the preservation of capital by investing primarily in intermediate-term fixed-income securities.

     INCOME PORTFOLIO -- seeks to provide a high level of current income, with a secondary objective of capital growth consistent with reasonable risk, by investing primarily in a broad range of fixed-income securities.

     MARYLAND TAX-FREE PORTFOLIO -- seeks to provide high current income that is free from federal income tax and the Maryland state and county income taxes by investing primarily in investment-grade municipal securities.

     PENNSYLVANIA TAX-FREE PORTFOLIO -- seeks to provide high current income that is free from federal and Pennsylvania state income taxes by investing primarily in investment-grade municipal securities.


     BALANCED PORTFOLIO -- seeks to provide long-term total returns from both capital appreciation and current income by investing in a diversified portfolio of stocks, debt securities, and cash equivalents.


     EQUITY INCOME PORTFOLIO -- seeks to provide a moderate level of current income and growth of capital by investing primarily in high-quality, income-producing common stocks.

     EQUITY INDEX PORTFOLIO -- seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index.

     BLUE CHIP EQUITY PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in equity securities of established, large capitalization companies.

     LARGE-CAP VALUE PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in common stocks of large companies which the adviser believes are undervalued.

     MID-CAP EQUITY PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in equity securities of medium-sized companies.

     STOCK PORTFOLIO -- seeks to provide long-term capital appreciation by investing primarily in common stocks.

     CAPITAL GROWTH PORTFOLIO -- seeks to achieve long-term capital appreciation by investing primarily in common stock and securities convertible into common stock.

     SPECIAL EQUITY PORTFOLIO -- seeks to provide capital appreciation by investing in securities of companies believed by the adviser to be "special equities".

     INTERNATIONAL EQUITY PORTFOLIO -- seeks to provide long-term capital growth by investing primarily in foreign equity securities.


     INVESTMENT ADVISERS, DISTRIBUTOR AND ADMINISTRATOR. Allied Investment Advisors, Inc. serves as investment adviser to each Portfolio other than the International Equity Portfolio which is managed by AIB Investment Managers Limited. SEI Investments Distribution Co. serves as the distributor of the Portfolios' shares and SEI Fund Resources serves as the Fund's administrator. See "Management of the Fund".


     PURCHASE, EXCHANGE AND REDEMPTION OF SHARES. Institutional Class shares of the Portfolios are sold at their net asset value without a sales charge and are currently available only to certain qualified accounts. Shares of a Portfolio may be exchanged for shares of another Portfolio. Shareholders may redeem all or any portion of their shares at the net asset value next determined after the Fund's transfer agent has received the redemption request. See "Purchases, Exchanges and Redemptions".

     RISKS TO CONSIDER. As with any investment, investing in any of the Portfolios involves certain risks and there is no assurance that a Portfolio will achieve its investment objective. By itself no Portfolio constitutes a balanced investment plan. See "Risks to Consider".

     SHAREHOLDER INQUIRIES. Any questions or communications regarding the Portfolios can be directed to the Fund at 1-800-624-4116 (inside Maryland 1-800-638-7751).

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. Investors should consider this expense information along with other important information, including each Portfolio's investment objectives, performance (if any) and financial highlights.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------


                                                                   INSTITUTIONAL CLASS
                                               ------------------------------------------------------------
                                                   U.S.
                                                 TREASURY      U.S. GOVERNMENT      MONEY        TAX-FREE
                                               MONEY MARKET     MONEY MARKET       MARKET      MONEY MARKET
                                                PORTFOLIO         PORTFOLIO       PORTFOLIO     PORTFOLIO
                                               ------------    ---------------    ---------    ------------
Advisory Fees (after waivers)(1).............      .19%        .14%               .11%         .09%
Other Expenses(2)............................      .18%        .18%               .18%         .20%
                                                   ----        ----               ----         ----
Total Operating Expenses (after
  waivers)(3)................................      .37%        .32%               .29%         .29%
                                                   ====        ====               ====         ====


(1) The adviser has agreed to waive, on a voluntary basis, a portion of its fees for each Portfolio and the advisory fees shown reflect those voluntary waivers. The adviser reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fee for each Portfolio would be .25%.

(2) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory fees.

(3) Absent the voluntary fee waivers described above, total operating expenses for Institutional Class shares of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio would be .43%, .43% .43% and .45%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Institutional Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                   1 YR    3 YRS    5 YRS    10 YRS
                                                                   ----    -----    -----    ------
      U.S. Treasury Money Market Portfolio.......................    4       12       21       47
      U.S. Government Money Market Portfolio.....................    3       10       18       41
      Money Market Portfolio.....................................    3        9       16       37
      Tax-Free Money Market Portfolio............................    3        9       16       37

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------


                                                                    INSTITUTIONAL CLASS
                                              ---------------------------------------------------------------
                                              SHORT-TERM   INTERMEDIATE               MARYLAND   PENNSYLVANIA
                                               TREASURY    FIXED INCOME    INCOME     TAX-FREE     TAX-FREE
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
                                              ----------   ------------   ---------   --------   ------------
Advisory Fees (after waivers)(1)..............    .35%         .45%          .50%       .45%         .40%
Other Expenses(2).............................    .20%         .23%          .20%       .23%         .23%
                                                 ----          ----          ----       ----         ----
Total Operating Expenses (after waivers)(3)...    .55%         .68%          .70%       .68%         .63%
                                                 ====          ====          ====       ====         ====



(1) The adviser has agreed to waive, on a voluntary basis, a portion of its fees for the Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio and the advisory fees shown reflect those voluntary waivers. The adviser reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fees for the Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio would be .60%, .50% and .50%, respectively.


(2) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory fees.


(3) Absent the voluntary fee waivers described above, total operating expenses for Institutional Class shares of the Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio would be .83%, .73% and .73%, respectively.


EXAMPLE
--------------------------------------------------------------------------------

     An investor in Institutional Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                   1 YR    3 YRS    5 YRS    10 YRS
                                                                   ----    -----    -----    ------
      Short-Term Treasury Portfolio..............................    6       18       31       69
      Intermediate Fixed Income Portfolio........................    7       22       38       85
      Income Portfolio...........................................    7       22       39       87
      Maryland Tax-Free Portfolio................................    7       22       38       85
      Pennsylvania Tax-Free Portfolio............................    6       20       35       79


The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------


                                                                       INSTITUTIONAL CLASS
                                                   ------------------------------------------------------------
                                                                EQUITY       EQUITY      BLUE CHIP    LARGE-CAP
                                                   BALANCED     INCOME        INDEX       EQUITY        VALUE
                                                   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO*
                                                   --------    ---------    ---------    ---------    ---------
Advisory Fees (after waivers)(1).................    .55%         .60%         .07%         .60%         .50%
Other Expenses (after waivers)(2)................    .21%         .23%         .13%         .17%         .50%
                                                     ----         ----         ----         ----        -----
Total Operating Expenses (after waivers)(3)......    .76%         .83%         .20%         .77%        1.00%
                                                     ====         ====         ====         ====        =====



* Institutional Class shares of this Portfolio are not currently being offered.



(1) The adviser has agreed to waive, on a voluntary basis, a portion of its fees for the Equity Income Portfolio, Equity Index Portfolio and Large-Cap Value Portfolio and the advisory fees shown reflect those voluntary waivers. The adviser reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fees for the Equity Income Portfolio, Equity Index Portfolio and Large-Cap Value Portfolio would be .70%, .20% and .70%, respectively.



(2) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory fees. The Fund's administrator has agreed to waive, on a voluntary basis, .10% of its fee for the Equity Index Portfolio.



(3) Absent the voluntary fee waivers described above, total operating expenses for Institutional Class shares of the Equity Income Portfolio, Equity Index Portfolio and Large-Cap Value Portfolio would be .93%, .43% and 1.20%, respectively.


EXAMPLE
--------------------------------------------------------------------------------

     An investor in Institutional Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                   1 YR    3 YRS    5 YRS    10 YRS
                                                                   ----    -----    -----    ------
      Balanced Portfolio.........................................    8       24       42        94
      Equity Income Portfolio....................................    8       26       46       103
      Equity Index Portfolio.....................................    2        6       --        --
      Blue Chip Equity Portfolio.................................    8       25       43        95
      Large-Cap Value Portfolio..................................   10       32       --        --


The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown. Because the Equity Index Portfolio and Large-Cap Value Portfolio were not in operation as of the date of this Prospectus, their expenses have not been projected beyond the three-year period shown.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------


                                                                         INSTITUTIONAL CLASS
                                                   ---------------------------------------------------------------
                                                   MID-CAP                  CAPITAL      SPECIAL     INTERNATIONAL
                                                   EQUITY       STOCK       GROWTH       EQUITY         EQUITY
                                                   PORTFOLIO  PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                   -------    ---------    ---------    ---------    -------------
Advisory Fees (after waivers)(1).................    .65%        .65%         .60%         .60%           .38%
Other Expenses(2)................................    .30%        .25%         .26%         .39%          1.17%
                                                     ----        ----         ----         ----          -----
Total Operating Expenses (after waivers)(3)......    .95%        .90%         .86%         .99%          1.55%
                                                     ====        ====         ====         ====          =====



(1) The adviser has agreed, on a voluntary basis, to waive a portion or all of its fees for the Mid-Cap Equity Portfolio and Stock Portfolio; the adviser to the International Equity Portfolio has agreed to waive, on a voluntary basis, a portion of its fee (and, if necessary, to reimburse other expenses) in order to limit the Portfolio's expense ratio to 1.55%. The advisory fees shown reflect these voluntary waivers. The advisers reserve the right to terminate their fee waivers at any time in their sole discretion. Absent such waivers, the advisory fees for the Mid-Cap Equity Portfolio, Stock Portfolio and International Equity Portfolio would be .70%, .70% and .80%, respectively.


(2) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory fees.


(3) Absent the voluntary fee waivers described above, total operating expenses for Institutional Class shares of the Mid-Cap Equity Portfolio, Stock Portfolio and International Equity Portfolio would be 1.00%, .95% and 1.97%, respectively.


EXAMPLE
--------------------------------------------------------------------------------

     An investor in Institutional Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                   1 YR    3 YRS    5 YRS    10 YRS
                                                                   ----    -----    -----    ------
      Mid-Cap Equity Portfolio...................................   10       30       53       117
      Stock Portfolio............................................    9       29       50       111
      Capital Growth Portfolio...................................    9       27       48       106
      Special Equity Portfolio...................................   10       32       55       121
      International Equity Portfolio.............................   16       49       84       185


The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The following table provides information about the financial history of the Institutional Class of each Portfolio (excluding Portfolios which as of April 30, 1997 had not commenced operations). The table expresses the information in terms of a single share outstanding throughout the year or period. The information has been audited by KPMG Peat Marwick LLP, independent auditors for the Fund. Their report on the financial statements and financial highlights for the year ended April 30, 1997 is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information. The table should be read in conjunction with the Portfolios' financial statements and the notes thereto, which may be obtained free of charge from the Fund.



For a Share Outstanding Throughout the Year or Period Ended April 30,


                                           Realized       Distri-
                                              and         butions                                                     Ratio of
                Net                       Unrealized       from      Distri-      Net                     Net         Expenses
               Asset                       Gains or        Net       butions     Asset                   Assets          to
              Value,          Net          (Losses)       Invest-     from       Value,                  End of       Average
             Beginning     Investment         on           ment      Capital     End of      Total       Period         Net
             of Period       Income       Investments     Income      Gains      Period     Return       (000)         Assets
    ---------------------------------------------------------------------------------------------------------------------
--------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------
 1997         $  1.00          0.05          --           (0.05)       --        $ 1.00        5.00%   $  225,924       0.37%
 1996            1.00          0.05          --           (0.05)       --          1.00        5.32       275,259       0.36
 1995            1.00          0.05          --           (0.05)       --          1.00        4.60       221,069       0.38
 1994(1)         1.00          0.03          --           (0.03)       --          1.00        2.48       137,826       0.43*
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
 1997         $  1.00          0.05          --           (0.05)       --        $ 1.00        5.22%   $1,250,778       0.32%
 1996            1.00          0.05          --           (0.05)       --          1.00        5.64     1,043,758       0.31
 1995            1.00          0.05          --           (0.05)       --          1.00        5.00       651,113       0.25
 1994(1)         1.00          0.03          --           (0.03)       --          1.00        2.70       271,437       0.35*
--------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------
 1997         $  1.00          0.05          --           (0.05)       --        $ 1.00        5.36%   $  318,919       0.28%
 1996            1.00          0.06          --           (0.06)       --          1.00        5.78       348,343       0.25
 1995            1.00          0.05          --           (0.05)       --          1.00        5.13       227,859       0.20
 1994(1)         1.00          0.03          --           (0.03)       --          1.00        2.80       197,162       0.26*
--------------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
--------------------------------------
 1997         $  1.00          0.03          --           (0.03)       --        $ 1.00        3.29%   $   69,091       0.28%
 1996            1.00          0.04          --           (0.04)       --          1.00        3.61        74,739       0.22
 1995            1.00          0.03          --           (0.03)       --          1.00        3.24        64,112       0.22
 1994(1)         1.00          0.02          --           (0.02)       --          1.00        1.87        66,692       0.35*
--------------------------------------
SHORT-TERM TREASURY PORTFOLIO
--------------------------------------
 1997         $  9.96          0.50          --           (0.49)      (0.01)     $ 9.96        5.13%   $   21,563       0.55%
 1996(2)        10.00          0.06          (0.04)       (0.06)       --          9.96        0.16        18,823       0.55*
--------------------------------------
INTERMEDIATE FIXED INCOME PORTFOLIO
--------------------------------------
 1997(3)      $ 10.00          0.28          (0.20)       (0.28)       --        $ 9.80        0.78%   $   76,326       0.68%*
--------------------------------------
INCOME PORTFOLIO
--------------------------------------
 1997         $  9.80          0.59           0.02        (0.59)       --        $ 9.82        6.51%   $  242,966       0.68%
 1996            9.60          0.61           0.20        (0.61)       --          9.80        8.46       180,962       0.73
 1995            9.61          0.58           0.02        (0.58)      (0.03)       9.60        6.53        66,441       0.74
 1994(4)        10.00          0.38          (0.38)       (0.38)      (0.01)       9.61       (0.08)       54,289       0.77*
--------------------------------------
MARYLAND TAX-FREE PORTFOLIO
--------------------------------------
 1997(3)      $ 10.00          0.22          (0.13)       (0.22)       --        $ 9.87        0.89%   $   79,608       0.67%*

            Ratio of       Ratio of
              Net          Expenses
           Investment     to Average
             Income          Net
           to Average       Assets       Portfolio
              Net         (Excluding     Turnover
             Assets        Waivers)        Rate
--------------------------------------------------
--------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------
 1997          4.88%         0.43%          --
 1996          5.18          0.45           --
 1995          4.59          0.47           --
 1994(1)       2.80*         0.51*          --
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
 1997          5.10%         0.43%          --
 1996          5.45          0.44           --
 1995          5.09          0.47           --
 1994(1)       3.03*         0.62*          --
--------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------
 1997          5.23%         0.43%          --
 1996          5.62          0.44           --
 1995          5.13          0.46           --
 1994(1)       3.16*         0.52*          --
--------------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
--------------------------------------
 1997          3.23%         0.44%          --
 1996          3.54          0.45           --
 1995          3.21          0.47           --
 1994(1)       2.10*         0.53*          --
--------------------------------------
SHORT-TERM TREASURY PORTFOLIO
--------------------------------------
 1997          5.11%         0.60%         147.86%
 1996(2)      (0.55)*        0.60*          --
--------------------------------------
INTERMEDIATE FIXED INCOME PORTFOLIO
--------------------------------------
 1997(3)       5.55%*        0.83%*         17.18%
--------------------------------------
INCOME PORTFOLIO
--------------------------------------
 1997          6.19%         0.68%         271.60%
 1996          6.00          0.73          107.33
 1995          6.15          0.74           73.00
 1994(4)       4.90*         0.77*          20.00
--------------------------------------
MARYLAND TAX-FREE PORTFOLIO
--------------------------------------
 1997(3)       4.95%*        0.72%*         11.13%

                                           Realized       Distri-
                                              and         butions                                                    Ratio of
                Net                       Unrealized       from      Distri-      Net                     Net        Expenses
               Asset                       Gains or        Net       butions     Asset                   Assets         to
              Value,          Net          (Losses)       Invest-     from       Value,                  End of      Average
             Beginning     Investment         on           ment      Capital     End of      Total       Period        Net
             of Period       Income       Investments     Income      Gains      Period     Return       (000)        Assets
     ------------------------------------------------------------------------------------------------------------------
-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
-------------------------------
 1997(3)      $ 10.00          0.21          (0.08)       (0.21)       --        $ 9.92        1.32%    $ 23,278       0.63%*
-------------------------------
BALANCED PORTFOLIO
-------------------------------
 1997          $11.38          0.33           0.53        (0.30)      (0.51)     $11.43        7.85%    $ 76,987       0.74%
 1996           10.04          0.34           1.71        (0.34)      (0.37)      11.38       20.90      102,233       0.75
 1995           10.16          0.33           0.03        (0.29)      (0.19)      10.04        3.75       91,039       0.77
 1994(4)        10.00          0.19           0.17        (0.19)      (0.01)      10.16        3.56       88,208       0.81*
-------------------------------
EQUITY INCOME PORTFOLIO
-------------------------------
 1997(3)      $ 10.00          0.12           0.67        (0.12)       --        $10.67        7.88%    $ 83,947       0.83%*
-------------------------------
BLUE CHIP EQUITY PORTFOLIO
-------------------------------
 1997         $ 10.12          0.17           2.28        (0.17)      (0.01)     $12.39       24.41%    $ 35,690       0.70%
 1996(5)        10.00         --              0.12         --          --         10.12        1.20       11,456       0.65*
-------------------------------
MID-CAP EQUITY PORTFOLIO
-------------------------------
 1997(3)      $ 10.00          0.03           0.17        (0.03)       --        $10.17        1.98%    $ 27,059       0.90%*
-------------------------------
STOCK PORTFOLIO
-------------------------------
 1997(3)      $ 10.00          0.03           0.77        (0.03)       --        $10.77        8.04%    $ 40,571       0.90%*
-------------------------------
CAPITAL GROWTH PORTFOLIO
-------------------------------
 1997         $ 11.60          0.11           1.41        (0.14)      (1.06)     $11.92       13.46%    $ 34,170       0.39%
 1996           10.20          0.16           2.17        (0.16)      (0.77)      11.60       23.62       39,560       0.24
 1995           10.19          0.14           0.16        (0.11)      (0.18)      10.20        3.15       41,170       0.74
 1994(4)        10.00          0.06           0.21        (0.03)      (0.05)      10.19        2.66       52,233       0.87*
-------------------------------
SPECIAL EQUITY PORTFOLIO
-------------------------------
 1997         $ 14.72         (0.01)         (2.97)        --         (3.21)     $ 8.53     (23.43)%    $ 17,746       0.95%
 1996(6)        10.00          0.09           4.72        (0.09)       --         14.72       48.34       33,621       0.91*
-------------------------------
INTERNATIONAL EQUITY PORTFOLIO
-------------------------------
 1997         $ 11.23          0.05          (0.63)        --         (0.20)     $10.45      (5.22)%    $  3,836       1.55%
 1996           10.13          0.19           1.37        (0.23)      (0.23)      11.23       15.66        3,571       1.55
 1995(7)        10.00          0.03           0.10         --          --         10.13        1.30        2,940       1.55*

            Ratio of       Ratio of
              Net          Expenses
           Investment     to Average
             Income          Net
           to Average       Assets       Portfolio      Average
              Net         (Excluding     Turnover      Commission
             Assets        Waivers)        Rate          Rate**
------------------------------------------------------------------
-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
-------------------------------
 1997(3)       4.78%*        0.76%*         32.76%        --
-------------------------------
BALANCED PORTFOLIO
-------------------------------
 1997          2.79%         0.74%         124.22%      .0673
 1996          3.19          0.75          107.56         --
 1995          3.32          0.77           81.00         --
 1994(4)       2.41*         0.81*          37.00         --
-------------------------------
EQUITY INCOME PORTFOLIO
-------------------------------
 1997(3)       2.47%*        0.93%*         34.38%        .0689
-------------------------------
BLUE CHIP EQUITY PORTFOLIO
-------------------------------
 1997          1.55%         0.90%          46.91%      .0727
 1996(5)       1.52*         1.38*           0.97         --
-------------------------------
MID-CAP EQUITY PORTFOLIO
-------------------------------
 1997(3)       0.65%*        0.95%*         14.74%        .0715
-------------------------------
STOCK PORTFOLIO
-------------------------------
 1997(3)       0.76%*        0.95%*         83.17%        .0720
-------------------------------
CAPITAL GROWTH PORTFOLIO
-------------------------------
 1997          0.92%         0.85%         246.14%        .0692
 1996          1.26          0.84          578.57         --
 1995          1.35          0.85          182.00         --
 1994(4)       0.78*         0.87*          41.00         --
-------------------------------
SPECIAL EQUITY PORTFOLIO
-------------------------------
 1997         (0.12)%        0.95%         704.41%        .0678
 1996(6)       0.60*         0.91*         286.80         --
-------------------------------
INTERNATIONAL EQUITY PORTFOLIO
-------------------------------
 1997          0.33%         1.91%          26.65%        .0381
 1996          0.15          2.96           37.16         --
 1995(7)       0.97*         5.35*           2.00         --



 * Annualized


 ** Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


(1) Commenced operations on June 14, 1993.


(2) Commenced operations on March 20, 1996.


(3) Commenced operations on November 18, 1996.


(4) Commenced operations on July 16, 1993.


(5) Commenced operations on April 1, 1996.


(6) Commenced operations on July 13, 1995.


(7) Commenced operations on December 30, 1994.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The Fund consists of separate investment portfolios with a variety of investment objectives and policies. A Portfolio's investment adviser is responsible for providing a continuous investment program in accordance with its investment objective and policies. Except for its investment objective and those policies identified as fundamental, the investment policies of a Portfolio are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval.

     The investment objectives and policies of the Portfolios are set forth below. Additional information regarding the types of securities in which the Portfolios may invest and certain investment transactions is provided in the Appendix to this Prospectus. Additional information regarding the investment policies of the Portfolios and a complete listing of each Portfolio's investment limitations is contained in the Statement of Additional Information.

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

     The U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO and TAX-FREE MONEY MARKET PORTFOLIO invest in high-quality, short-term, U.S. dollar-denominated instruments determined by the adviser to present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Portfolios seek to maintain a net asset value per share of $1.00, limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. Estimates may be used in determining a security's maturity for purposes of calculating average maturity. An estimated maturity can be substantially shorter than a stated final maturity.

     Although the Portfolios' policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value were large enough, a Portfolio's share price could fall below $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

     The investment objective of the U.S. TREASURY MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States. As a non-fundamental policy, the Portfolio invests 100% of its total assets in U.S. Treasury bills, notes and bonds, and limits its investments to U.S. Treasury obligations that pay interest which is specifically exempt from state and local taxes under federal law.

     The investment objective of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities"), or in repurchase agreements backed by such instruments. As a non-fundamental policy, the Portfolio invests 100% of its total assets in

U.S. Government Securities and in repurchase agreements backed by such instruments. The Portfolio normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

     The investment objective of the MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments"). At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one such rating organization has assigned a rating, such single organization. Up to 5% of the Portfolio's assets may be invested in securities that have received ratings in the second highest category by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the adviser to be comparable in quality in accordance with guidelines adopted by the Board of Trustees. The Portfolio may invest in U.S. dollar-denominated obligations of U.S. banks and foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. See the Appendix for more information. The Portfolio may also invest more than 25% of its total assets in certain obligations of domestic banks and normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

     The investment objective of the TAX-FREE MONEY MARKET PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from federal income taxes. The Portfolio attempts to invest 100% of its assets in securities exempt from federal income tax (not including the alternative minimum tax), and maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from federal income tax, including the federal alternative minimum tax. The Portfolio invests in high-quality, short-term municipal securities but may also invest in high-quality, long-term fixed, variable, or floating rate instruments (including tender option bonds) which have demand features or interest rate adjustment features that result in interest rates, maturities, and prices similar to short-term instruments. The Portfolio's investments in municipal securities may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds. At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the adviser to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.

     The adviser anticipates that the Tax-Free Money Market Portfolio will be as fully invested as is practicable in municipal obligations. However, the Portfolio reserves the right for temporary defensive purposes to invest without limitation in taxable Money Market Instruments. There may be occasions when, as a result of maturities of portfolio securities or sales of Portfolio shares, or in order to meet anticipated redemption requests, the Portfolio may hold cash which is not earning income.

     The Tax-Free Money Market Portfolio may invest up to 25% of its net assets in a single issuer's securities. The Portfolio may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private companies, and may invest up to 25% of its total assets in IRBs related to a single industry. The Portfolio also may invest 25% or more of its total assets in tax-exempt securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, water, sewer, and gas utilities). There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolio's performance.

SHORT-TERM TREASURY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the SHORT-TERM TREASURY PORTFOLIO is to provide current income, with a secondary objective of stability of principal, by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government.

     The Portfolio invests 100% of its total assets in instruments which are issued or guaranteed by the U.S. government and thus constitute direct obligations of the United States, and in repurchase agreements backed by such instruments. As a non-fundamental policy, the Portfolio will invest 100% of its total assets in U.S. Treasury bills, notes and bonds, and will limit its investments to U.S. Treasury obligations that pay interest that is specifically exempt from state and local taxes under federal law.

     The Portfolio has no restriction on maturity; however, it normally invests in short-term securities and maintains a dollar-weighted average maturity of approximately two years. The average maturity of the Portfolio's investments will vary depending on market conditions. In making investment decisions for the Portfolio, the adviser will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The adviser will monitor the Portfolio's investments in particular securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

INTERMEDIATE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INTERMEDIATE FIXED INCOME PORTFOLIO is to provide current income consistent with the preservation of capital by investing primarily in intermediate-term fixed-income securities.

     The Portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities, and asset-backed securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality. The Portfolio may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". Common stocks acquired through the exercise of conversion rights or warrants, or the acceptance of exchange or similar offers, ordinarily will not be retained by the Portfolio. An orderly disposition of these stocks will be effected consistent with the judgment of the adviser as to the best price available.


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in fixed-income securities. The Portfolio has no restriction on maturity; however, it normally invests in intermediate-term securities and maintains a dollar-weighted average maturity of three to ten years. The average maturity of the Portfolio's investments will vary depending on market conditions. In making investment decisions for the Portfolio, the adviser will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The adviser will monitor the Portfolio's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.


INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INCOME PORTFOLIO is to provide a high level of current income, with a secondary objective of capital growth consistent with reasonable risk, by investing primarily in a broad range of fixed-income securities.


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets Portfolio will be invested in fixed-income securities. The Portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities, and asset-backed securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality. The Portfolio may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers ordinarily will not be retained by the Portfolio. An orderly disposition of such stocks will be effected consistent with the judgment of the adviser as to the best price available.


     The average maturity of the Portfolio's investments will vary depending on market conditions. In making investment decisions for the Portfolio, the adviser will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The adviser will monitor the Portfolio's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

MARYLAND TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the MARYLAND TAX-FREE PORTFOLIO is to provide high current income that is free from federal income tax and the Maryland state and county income taxes.

     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in Maryland municipal securities. In addition, as a matter of fundamental policy, the Portfolio's assets will be invested during periods of normal market conditions so that at least 80% of its income will not be subject to federal income tax, including the federal alternative minimum tax.


     The Portfolio normally invests primarily in investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality), but may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The Portfolio has no restriction on maturity; however, it normally invests in intermediate- and long-term bonds and maintains a dollar-weighted average maturity of seven to ten years. The average maturity of the Portfolio's investments will vary depending on market conditions.

     If you are subject to the federal alternative minimum tax, you should note that the Portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

     The adviser normally invests the Portfolio's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, the Portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

PENNSYLVANIA TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the PENNSYLVANIA TAX-FREE PORTFOLIO is to provide high current income that is free from federal and Pennsylvania state income taxes.


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in Pennsylvania municipal securities. In addition, as a matter of fundamental policy, the Portfolio's assets will be invested during periods of normal market conditions so that at least 80% of its income will not be subject to federal income tax, including the federal alternative minimum tax.


     The Portfolio invests primarily in investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality), but also may invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The Portfolio has no restriction on maturity; however, it normally invests in intermediate- and long-term bonds and maintains a dollar-weighted average maturity of seven to ten years. The average maturity of the Portfolio's investments will vary depending on market conditions.

     If you are subject to the federal alternative minimum tax, you should note that the Portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

     The adviser normally invests the Portfolio's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, the Portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

BALANCED PORTFOLIO

--------------------------------------------------------------------------------

     The investment objective of the BALANCED PORTFOLIO is to seek long-term total returns from both capital appreciation and current income by investing in a diversified portfolio of stocks, debt securities, and cash equivalents.

     The Portfolio's common stock investments may include foreign and domestic issues of larger, well-established companies, as well as medium-sized and smaller companies. The Portfolio may invest in preferred stock and convertible securities. Debt securities acquired by the Portfolio may include mortgage or asset-backed securities, corporate issues, indexed securities, and U.S. Government Securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality, but may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds". The average maturity of the Portfolio's debt obligations will vary depending on market conditions. The adviser may adjust the Portfolio's investments based on its interpretation of underlying economic, financial, and security trends. The adviser's ability to make such adjustments successfully will depend on its ability to predict market trends. The Portfolio maintains at least 25% of its total assets in fixed-income securities.

     The Portfolio emphasizes long-term total return from capital appreciation and current income. Although it is not a policy of the Portfolio to engage in short-term trading, the adviser may dispose of securities without regard to the length of time they are held if it believes such action will benefit the Portfolio. Although the adviser will consider the potential for income in selecting investments for the Portfolio, the Portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios.

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the EQUITY INCOME PORTFOLIO is to provide a moderate level of current income and growth of capital by investing primarily in high-quality, income-producing common stocks.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks which, in general, have above-average dividend yields relative to the stock market as measured by the Standard & Poor's 500 Composite Stock Price Index. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in dividend-paying common stocks. The Portfolio may invest up to 35% of its total assets in other types of securities, including preferred stock, which may be convertible into common stock, and investment-grade debt securities (including convertible debt securities) and unrated securities determined by the adviser to be of comparable quality. The Portfolio may invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".


     The adviser considers many factors when evaluating a security for investment by the Portfolio, including the company's current financial strength and relative value. Although the adviser will consider the potential for income in selecting investments for the Portfolio, the Portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios. The adviser may adjust the Portfolio's investments based on its interpretation of underlying economic, financial, and security trends; however, the adviser's ability to make such adjustments successfully will depend on its ability to predict market trends.

EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the Equity Index Portfolio is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

     The Portfolio invests at least 65% of total assets in common stocks included in the S&P 500. The Portfolio's adviser believes that the Portfolio's objective can best be achieved by investing in the common stocks of approximately 250 to 500 of the companies included in the S&P 500, depending upon the size of the Portfolio.

     Standard & Poor's designates the stocks included in the S&P 500 on a statistical basis. A particular stock's weighting in the S&P 500 is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to the total market value of all stocks included in the S&P 500. From time to time, Standard & Poor's may add or delete stocks to or from the S&P 500. Inclusion of a particular stock in the S&P 500 does not imply any opinion by Standard & Poor's as to its merits as an investment, nor is Standard & Poor's a sponsor of or in any way affiliated with the Portfolio or the Fund.

     The Portfolio is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 500. The Portfolio includes a stock in the order of its weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of the Portfolio's assets invested in a stock or industry closely approximates the percentage of the S&P 500 represented by that stock or industry. Portfolio turnover is expected to be well below that of actively managed mutual funds.


     Although the Portfolio will not duplicate the performance of the S&P 500 precisely, it is anticipated that there will be a close correlation between the Portfolio's performance and that of the S&P 500 in both rising and falling markets. The Portfolio will attempt to achieve a correlation of at least 95%, without taking into account expenses of the Portfolio. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Portfolio's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The Portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the S&P 500, and the amount and timing of cash flows into and out of the Portfolio. Although cash flows into and out of the Portfolio will affect the Portfolio's ability to replicate the S&P 500's performance as well as its portfolio turnover rate, investment adjustments will be made, as practicable, to account for these circumstances. The Board of Trustees will monitor the targeted correlation of the Portfolio and, in the event that it is not achieved, will consider alternative methods for replicating the composition of the S&P 500.

     The Portfolio also may invest up to 20% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The Portfolio will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs. These types of contracts and options and certain associated risks are described in the Appendix to this Prospectus and in the Statement of Additional Information.

BLUE CHIP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the BLUE CHIP EQUITY PORTFOLIO is to achieve long-term appreciation by investing primarily in equity securities of established, large capitalization companies. The Portfolio is expected to produce current investment income consistent with its primary objective.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of established, large capitalization companies. The adviser may also seek capital appreciation on behalf of the Portfolio by investing up to 35% of its total assets in other types of securities, including preferred stock and debt securities, securities convertible into common stock, and asset-backed securities. The Portfolio normally invests in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality, but may invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".



     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in equity securities of companies with an operating histories of ten years or more and market capitalizations in excess of $5 billion which the adviser considers to be leaders in their respective markets. The median market capitalization of the stocks included in the S&P 500 is approximately $5 billion. It is expected that the companies in which the Portfolio invests will be based primarily in the United States, and will be recognized market leaders with strong financial positions. The Portfolio will invest in securities that the adviser believes offer above-average growth potential based on their fundamental strength. The adviser considers many factors when evaluating the overall quality of a security for investment by the Portfolio, including a company's current financial strength and relative value.


LARGE-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the Large-Cap Value Portfolio is to provide long-term capital appreciation by investing primarily in common stocks of large companies which the adviser believes are undervalued. Current income is a secondary objective.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of large companies. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in companies with a stock market capitalization of at least $5 billion which the adviser believes are undervalued in relation to their earnings, book value, cash flows or other tangible measures. Companies with market capitalizations in the range of $5 billion are generally regarded as "large cap" companies. A market capitalization of this size is also close to the median of the companies included in the S&P 500. While many of the stocks selected by the adviser may have above-average current yields as a result of their low valuations, the Portfolio also may invest in non-dividend paying securities.

     Assets not invested in common stocks of large companies as described above may be invested in other equity securities (including preferred stock) or in investment-grade fixed income securities (and unrated securities determined by the adviser to be of comparable quality).

MID-CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the MID-CAP EQUITY PORTFOLIO is to provide long-term capital appreciation by investing primarily in equity securities of medium-sized companies.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of medium-sized companies. Under normal circumstances, at least 80% of the value of the Portfolio's total assets will be invested in equity securities of companies with a market capitalization of $500 million to $8 billion. Companies with market capitalizations in this range are considered "mid cap" and are represented by the Standard & Poor's MidCap 400 Index. As of June 30, 1997, the market capitalizations of the companies included in the S&P 400 ranged from $300 million to $11 billion. The companies in which the Portfolio invests are typically well established but have not reached full maturity and may offer significant growth potential. The adviser will seek to identify companies which have above-average trends in sales and earnings and whose valuation by the market is relatively low or unrecognized.


     Assets not invested in equity securities of medium-sized companies as described above may be invested in equity securities of larger, more established companies or in investment-grade fixed-income securities (and unrated securities determined by the adviser to be of comparable quality).

STOCK PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the STOCK PORTFOLIO is to provide long-term capital appreciation by investing primarily in common stocks.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks. The adviser will seek to identify growth-oriented companies for investment by the Portfolio, including market leaders in various industries. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in common stocks.


     Assets not invested in common stocks as described above may be invested in other equity securities (including preferred stock), convertible securities, or investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality).

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the CAPITAL GROWTH PORTFOLIO is to provide long-term capital appreciation. The Portfolio is expected to produce modest dividend or interest income. This income will be incidental to the Portfolio's primary objective.

     The Portfolio seeks capital appreciation from a broadly diversified portfolio of primarily common stocks and securities convertible into common stock. The adviser may also seek capital appreciation on behalf of the Portfolio by investing up to 35% of its total assets in other types of securities, including preferred stock, debt securities, asset-backed securities and indexed securities. Debt securities (including convertible securities) in which the Portfolio invests will normally be investment grade or unrated securities determined by the adviser to be of comparable quality. The Portfolio may, however, invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".


     It is the Portfolio's policy to invest in the securities of both well-known, established companies and smaller, less-well-known companies. The Portfolio will invest in securities that the adviser believes offer above-average growth potential based on their fundamental strength. The adviser considers many factors when evaluating the overall quality of a security for investment by the Portfolio, including a company's current financial strength, earnings momentum, and relative value.

SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the SPECIAL EQUITY PORTFOLIO is to provide capital appreciation by investing primarily in securities of companies believed by the adviser to be "special equities".


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in "special equities" which include equity securities of: (1) a company with a market capitalization of $1.2 billion or less at the time of investment and deemed by the adviser to have above-average growth potential; or (2) a company experiencing a "special situation"; that is, an unusual and possibly non-repetitive development taking place in the company. The Portfolio will invest in securities that the adviser believes offer above-average growth potential based on their fundamental strength.


     A "special situation" may involve one or more of the following characteristics:

     - a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts.

     - changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry.

     - new or changed management, or material changes in management policies or corporate structure.

     - significant economic or political occurrences abroad, including changes in foreign or domestic import and tax laws or other regulations.

     - other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns.

     In seeking capital appreciation, the Portfolio may also invest in securities of companies that are not special equities, but which have valuable fixed assets and whose securities are believed by the adviser to be undervalued in relation to their assets, earnings, or growth potentials.

     The adviser intends to invest primarily in common stocks and securities that are convertible into common stocks; however, the Portfolio may also invest up to 35% of its total assets in debt securities of all types and quality if the adviser believes that investing in these securities will result in capital appreciation. The Portfolio may invest in lower-quality debt securities, sometimes referred to as "junk bonds". The Portfolio may invest up to 35% of its total assets in foreign securities of all types and may enter into forward currency contracts for the purpose of managing exchange rate risks and to facilitate transactions in foreign securities. The Portfolio may purchase or engage in indexed securities, illiquid instruments, loans and other direct debt instruments, options and futures contracts, repurchase agreements, securities loans, restricted securities, swap agreements, warrants, real estate-related instruments and zero coupon bonds. See "Risks to Consider", the Appendix to this Prospectus and the Statement of Additional Information for more information.

     The Portfolio spreads investment risk by limiting its holdings in any one company or industry. The adviser may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as the adviser intended. The adviser normally invests the Portfolio's assets according to its investment strategy. The Portfolio expects to be fully invested under most market conditions. However, the Portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes when, in the adviser's judgment, a more conservative approach to investment is desirable.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the INTERNATIONAL EQUITY PORTFOLIO is to provide long-term capital growth. Dividend income is incidental to the Portfolio's primary objective.


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in foreign equity securities. The Portfolio invests in companies in at least three countries other than the United States. The Portfolio's investments will be primarily focused on those equity securities of well-established companies with large market capitalizations.



     When allocating the Portfolio's investments among geographic regions and individual countries, the adviser considers various factors such as prospects for relative economic growth, expected levels of inflation, anticipated interest rate movements, government policies influencing business conditions and the outlook for currency relationships. The adviser expects that the Portfolio's investments will focus mainly on countries which are included in the Morgan Stanley Capital International Europe, Australia, Far East Index (the "EAFE Index"), although other geographical regions, such as Latin America, South Africa, Central and Eastern Europe, and emerging Asian markets are also permitted. The risks of investing in foreign securities are heightened when investing in emerging markets. See "Risks to Consider -- Foreign Securities". The countries that make up the EAFE Index include, but are not limited to:
United Kingdom, Ireland, France, Germany, Switzerland, the Netherlands, Italy, Spain, Belgium, Sweden, Norway, Finland, Denmark, Austria, Japan, Australia, New Zealand, Hong Kong, Malaysia and Singapore. It is not the objective of the Portfolio to replicate the EAFE Index. The Portfolio may also invest in investment-grade convertible debt securities (and unrated securities determined by the adviser to be of comparable quality), and may purchase U.S. government securities and indexed securities.

     The value of the Portfolio's investments, and the value of dividends and interest earned by the Portfolio, may be significantly affected by changes in currency exchange rates. The Portfolio's adviser will endeavor, through appropriate hedging and currency management strategies, to mitigate the possible impact of weaknesses in foreign currencies. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect the Portfolio. If the adviser increases the Portfolio's exposure to a foreign currency and its value falls, the adviser's strategy may result in increased losses to the Portfolio. Similarly, if the adviser hedges the Portfolio's exposure to a foreign currency and its value subsequently rises, the Portfolio will lose the opportunity to participate in the currency's appreciation.

ADDITIONAL INVESTMENT POLICIES AND LIMITATIONS
--------------------------------------------------------------------------------

     GOVERNMENT SECURITIES. Government Securities include U.S. Treasury bills, notes and bonds, and obligations issued by federal agencies such as the Export-Import Bank of the United States, the General Services Administration, the Government National Mortgage Association, and the Small Business Administration. Obligations issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities include instruments issued by the Federal Home Loan Bank, Federal Farm Credit Bank and Federal National Mortgage Association.

     MONEY MARKET INSTRUMENTS. Money Market Instruments include but are not limited to: U.S. Government Securities; custodial receipts evidencing future interest or principal payments on U.S. Government Securities; obligations of domestic or foreign banks, including bankers' acceptances, time deposits and certificates of deposit ("CDs"); commercial paper (including variable and floating rate instruments); corporate obligations; and asset-backed securities and indexed securities -- each with 397 days or less remaining to maturity. For temporary defensive purposes, the non-money-market Portfolios may invest all or a portion of their assets in Money Market Instruments.

     INVESTMENT GRADE SECURITIES. Investment grade securities are securities which have been rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P"), or which have equivalent ratings by other NRSROs. Securities rated Baa or BBB may be regarded as having speculative characteristics. See the Statement of Additional Information for a description of the various rating categories.

     INVESTMENT LIMITATIONS. Each of the Portfolios has adopted certain investment limitations. The principal investment limitations of the Portfolios are summarized below. A complete listing is contained in the Statement of Additional Information. With the exception of 3(b), these limitations are fundamental policies and may only be changed with shareholder approval.

     1. Each Portfolio (other than the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio) may not, with respect to 75% of its assets, invest more than 5% of the total market value of its assets in the securities of any one issuer (other than the U.S. government) if as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the issuer's outstanding voting securities. (Under applicable regulations, a money market Portfolio may not invest more than 5% of its total assets in securities of a single issuer unless the securities are first-tier securities.)

     2. Each Portfolio (other than the Money Market Portfolio) may not purchase a security (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in securities of a particular industry. The Money Market Portfolio may invest 25% or more of its assets in obligations of domestic banks.

     3. A Portfolio (a) may borrow money from a bank for temporary or emergency purposes or by engaging in reverse repurchase agreements, but not in an amount exceeding 33 1/3% of its total assets; and (b) will not purchase securities when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

     4. A Portfolio may not make a loan if more than 33 1/3% of its assets would be lent to other parties. Only the Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio currently intend to lend portfolio securities.

     OTHER POLICIES. The Appendix to this Prospectus contains additional information concerning certain securities in which the Portfolios may invest and transactions in which they may engage. See the Statement of Additional Information for a complete listing of the Portfolios' investment policies and limitations and more detailed information about the Portfolios' investments.

RISKS TO CONSIDER
--------------------------------------------------------------------------------

     An investment in any of the Portfolios involves certain risks. These risks include the following:

     FIXED-INCOME SECURITIES. The market value of fixed-income securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the credit rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from those securities but will affect the net asset value of the Portfolio's shares.

     Bonds rated Baa by Moody's or BBB by S&P, or with equivalent ratings by other NRSROs, may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Debt securities rated lower than Baa by Moody's or BB by S&P, or with equivalent ratings by other NRSROs, (sometimes referred to as "junk bonds") have poor protection against default in payment of principal and interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. Market prices of lower-rated debt securities may fluctuate more than those of higher-rated securities, and may decline significantly in periods of general economic difficulty which may follow rising interest rates. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

     MUNICIPAL OBLIGATIONS. The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest primarily in municipal obligations and other Portfolios may invest in such obligations to the extent permitted by their investment policies. Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit ("LOCs") furnished by domestic or foreign banks.

     Issuers or financial intermediaries which provide demand features or standby commitments often support their ability to buy securities on demand by obtaining LOCs or other guarantees from banks. LOCs also may be used as credit supports for other types of municipal instruments. The adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, the adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

     Yields on municipal obligations depend on a variety of factors, including the general conditions of the money markets and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and generally are subject to potentially greater price fluctuations than obligations with shorter maturities.

     EQUITY SECURITIES GENERALLY. Investments in equity securities are subject to market risks which may cause their prices to fluctuate. Accordingly, the Portfolios investing in equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Changes in the value of portfolio securities will not necessarily affect income derived from those securities but will affect the net asset value of the Portfolio's shares. Equity securities held by a Portfolio may not perform well during certain market cycles and may not respond to general market movements to the same extent as other securities.

     SMALLER-CAPITALIZATION COMPANIES. The Special Equity Portfolio emphasizes investments in companies with relatively-small market capitalizations and other Portfolios may invest in such companies to the extent permitted by their investment policies. The equity securities of smaller-capitalization companies frequently have experienced greater price volatility than those of larger-capitalization companies, and they may be expected to do so in the future. Their reliance on limited product lines, markets, financial resources, or other factors may make smaller companies more susceptible to setbacks and downturns. As a result, their stock prices may be particularly volatile. In addition, investing in securities involving a "special situation" bears the risk that the situation will not develop as favorably as expected, or that it may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance, or a bankruptcy may not be as favorably resolved as had been expected.

     FOREIGN SECURITIES. Investing in the securities of foreign issuers involves special risks not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries, and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Investing in emerging markets involves special considerations (in addition to those relating to foreign investments generally) which include, among others, greater political uncertainty, an economy's dependence on revenues from particular commodities or on international aide or development assistance, currency transfer restrictions, a limited number of potential buyers for securities, and delays and disruptions in securities settlement procedures. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     NON-DIVERSIFICATION. Investing in the Maryland Tax-Free Portfolio or Pennsylvania Tax-Free Portfolio, which are non-diversified Portfolios, may entail greater risk than investing in a diversified Portfolio because the concentration in securities of relatively-fewer issuers could result in greater fluctuation in the total market value of the Portfolio's holdings. Any economic, political or regulatory developments affecting the value of the securities the Portfolio holds could have a greater impact on the total value of its holdings than would be the case if the securities were diversified among more issuers.

     Maryland tax-free securities include obligations issued by the State of Maryland or its counties, municipalities, authorities or other subdivisions. The performance of these securities is closely tied to economic and political conditions in the state. Maryland's rate of economic growth has been slower in the early 1990s than it had been during the 1980s. State revenues in recent years have been less than expected and, because Maryland's constitution requires a balanced budget, expenditures have been cut. While the ratings assigned to Maryland municipal investments indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

     Pennsylvania's economy is based on a mixture of manufacturing, mining, trade, medical and health services, education and financial institutions. Pennsylvania's continued dependence on manufacturing, mining, steel and coal, however, has made the state vulnerable to cyclical fluctuations, foreign imports and environmental concerns. Pennsylvania's population and per capita income have been increasing slightly over the past five years, and its employment and unemployment rates have generally not been significantly different over the past five years from that of the United States. Pennsylvania is engaged in certain litigation matters which are described in the Statement of Additional Information.

     OTHER CONSIDERATIONS. Certain other investments and investment techniques permitted for the Portfolios pose special risks in addition to those described above. See the Appendix to this Prospectus and the Statement of Additional Information for more information.

     By itself no Portfolio constitutes a balanced investment plan. There is no assurance that a Portfolio will achieve its investment objective. Changes in the values of a Portfolio's investments will generally not affect the income derived from them; however, they may affect the Portfolio's share price. The yield and total return of the Portfolios will fluctuate. The money market Portfolios seek to maintain a stable net asset value per share of $1.00 but there is no assurance that they will be able to do so. The share price of the non-money-market Portfolios will fluctuate and investors may have a gain or loss when redeeming shares.

     Investors should review the investment objective and policies of a Portfolio and carefully consider their ability to assume the risks involved in purchasing its shares.

PERFORMANCE
--------------------------------------------------------------------------------

     The performance of each class of shares of a Portfolio may be quoted in advertising in terms of yield, effective yield or total return. In addition, a tax-equivalent yield may be quoted for shares of the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. All types of performance are based on historical results and are not intended to indicate future performance.

     The YIELD of shares of a Portfolio is calculated by dividing the net investment income earned by the shares over a 7-day period (for the money market Portfolios) and a 30-day period (for other Portfolios), by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on each share price at the end of the 7- and 30-day periods, respectively. The EFFECTIVE YIELD is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, the yields of shares of the Portfolios may not equal their respective distribution rates, the income paid to your account or the income reported in the financial statements of the Institutional Class of the relevant Portfolio.

     A TAX-EQUIVALENT yield shows the approximate taxable yield that would have to be earned before taxes to equal a tax-free yield. A tax-equivalent yield is calculated by dividing the shares' tax-exempt yield by the result of one minus a stated federal and/or state tax rate. If only a portion of a Portfolio's income was tax-exempt, only that portion is adjusted in the calculation.

     TOTAL RETURN is based on the overall dollar or percentage change in value of a hypothetical investment in a class and assumes that all distributions are reinvested. A CUMULATIVE TOTAL RETURN reflects a class' performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a class' performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a class' return, it should be recognized that they are not the same as actual year-by-year results. When a class of a Portfolio quotes an average annual return covering a period of less than one year, the calculation assumes that the performance will remain constant for the rest of the year. Since this may or may not occur, average annual returns should be viewed as hypothetical rather than actual performance figures.

     Each Portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual-fund rating services, broad groups of comparable mutual funds, or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. Certain Portfolios may advertise performance that includes results from periods in which the Portfolio's assets were managed in a non-registered predecessor vehicle. The classes of shares of a Portfolio have different sales charges and other expenses that may affect performance.

     For additional performance information, please call 1-800-624-4116 (inside Maryland 1-800-638-7751) to request a Statement of Additional Information and Annual Report.

PORTFOLIO TRANSACTIONS AND VALUATION
--------------------------------------------------------------------------------

     Subject to the general supervision of the Board of Trustees, a Portfolio's adviser is responsible for placing orders for securities transactions. Transactions in debt securities are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. Transactions involving equity securities will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. The Portfolios have no obligation to enter into securities transactions with any particular dealer, issuer, underwriter or other entity. In placing orders for the Portfolios, it is the policy of the advisers to obtain the most favorable execution. Where such execution may be obtained from more than one broker or dealer, securities transactions may be directed at higher commission rates to those who provide research, statistical and other information to the adviser. If more than one account managed by an adviser is purchasing or selling the same security, such orders may be aggregated in the interest of achieving the most favorable execution.

     The Portfolios have authorized the advisers to allocate transactions to some broker-dealers who help distribute the Portfolios' shares and on an agency basis to Goodbody Stockbrokers, an affiliate of the advisers. The advisers may make such allocations if commissions are comparable to those charged by non-affiliated, qualified broker-dealers for similar services.


     The frequency of portfolio transactions or the portfolio turnover rate will vary from year to year depending on market conditions. The annual portfolio turnover rate is estimated to be 50% for the Large-Cap Value Portfolio. The annual portfolio turnover rate for the Equity Index Portfolio is not expected to exceed 50%. For the fiscal year ended April 30, 1997, the portfolio turnover rate for the Income Portfolio and Special Equity Portfolio were higher than for the prior fiscal year due to market volatility during the period, liquidations related to share redemptions and the realignment of certain portfolio investments. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the advisers carefully weigh the anticipated benefits of short-term investing against these consequences.


     VALUATION. The net asset value of the Institutional Class shares of each Portfolio is calculated by adding the Institutional Class' pro rata share of the value of all securities and other assets attributable to a Portfolio, deducting the Institutional Class' pro rata share of Portfolio-level liabilities, deducting Institutional Class-specific liabilities, and dividing the result by the number of

Institutional Class shares outstanding. Assets of the money market Portfolios are valued based upon the amortized cost method. Assets of the other Portfolios that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Other assets for which market quotations are not readily available are valued by an independent pricing service approved by the Board of Trustees. Foreign securities held by a Portfolio are valued on the basis of quotations from the primary U.S. market in which they are traded or, if not traded on a U.S. market, then their primary foreign market and are translated from foreign market quotations into U.S. dollars using current exchange rates.



     PRICING OF SHARES. The Portfolios are open for business and the net asset values of their shares are calculated each day the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York are open ("Business Day"). An investor's purchase will be processed at the net asset value next calculated after the order is received and accepted by the Fund's transfer agent. The net asset values of the Portfolios (other than the money market Portfolios) are determined at the close of business of the NYSE, normally 4:00 p.m. Eastern Time ("4:00 p.m."). The net asset values of the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio are determined as of 12:00 noon Eastern Time ("12:00 noon") and the close of business of the NYSE, normally 4:00 p.m. The net asset values of the U.S. Government Money Market Portfolio and Money Market Portfolio are determined as of 5:00 p.m. Eastern Time ("5:00 p.m.").


PURCHASES, EXCHANGES AND REDEMPTIONS
--------------------------------------------------------------------------------

     OPENING AN ACCOUNT. Institutional Class shares are sold without a sales charge and are currently available only to individuals, institutions and other entities that have established trust, custodial or money management relationships with First Maryland, its affiliated banks (including Allied Irish Banks, p.l.c. and its affiliates), or its correspondent banks or their affiliated banks ("qualified accounts"). An initial investment in Institutional Class shares must be preceded or accompanied by the establishment of a qualified account. This may require that certain documents and applications be signed before an investment can be made. Fees may be charged in addition to those described herein based upon agreements for those qualified accounts. Fee schedules and agreements for opening qualified accounts are available upon request by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

The minimum initial investment required to establish a new account is $100,000. After meeting this requirement, a registered shareholder must, within six months, reach and maintain an aggregate balance of $250,000. Accounts of individual investors or trusts maintained in a master account of a bank or other institution may be aggregated for this purpose. Subsequent investments may be made in any amount. Shareholders of record whose aggregate account balance falls below $250,000 due to redemption may be automatically redeemed upon 30 days' notice.

PURCHASING SHARES
--------------------------------------------------------------------------------


     MONEY MARKET PORTFOLIOS. Payments for Institutional Class shares of a money market Portfolio must be made by Federal Funds wire or other funds immediately available to the Portfolio. An order for the purchase of shares will become effective on the day of receipt of the order by the Fund's transfer agent, and the shares purchased will be entitled to that day's dividend, if the order, together with available funds, is received prior to 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio). If a purchase order, together with available funds, is received after 12:00 noon but before 4:00 p.m., it will be processed at the net asset value determined at 4:00 p.m. and the shares purchased will begin earning dividends the following Business Day. If an order or payment is received after 4:00 p.m. (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio), an investor will receive the net asset value next determined on the following Business Day.



     Investors who wish to receive same-day acceptance of investments in the Money Market Portfolio and the U.S. Government Money Market Portfolio must contact the Fund's transfer agent (or its authorized agent) before 5:00 p.m. to place the trade. In order for an investor to begin earning dividends on the Business Day the investment is made, the transfer agent must receive the wire before 5:00 p.m..



     OTHER PORTFOLIOS. Purchase orders for Institutional Class shares of a fixed income or equity Portfolio must be received before 4:00 p.m. any Business Day in order to receive the net asset value determined on that day and to be eligible for dividends the next Business Day. Any orders received after 4:00 p.m. will receive the net asset value next determined on the following Business Day. Payment for purchases is expected at the time of the purchase order but must be received within three Business Days of the date of the purchase order. If funds are not received within three Business Days, the order may be canceled and notice thereof provided to the party placing the order. Any fees or losses incurred due to cancellation of a purchase order may be the responsibility of the party placing the order.


     When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on any such day by which purchase orders must be received.

     The Fund and its distributor reserve the right to reject any purchase order.

OTHER INFORMATION
--------------------------------------------------------------------------------

     It is anticipated that First Maryland will be the holder of record for all Institutional Class shares held through qualified accounts. First Maryland, at least quarterly, will provide each client who is a beneficial owner of the shares, a statement showing details of all transactions effected on behalf of such client in shares, including the then-current balance of full and fractional shares. No certificates representing Institutional Class shares will be issued.

     Shareholders may instruct First Maryland to purchase Institutional Class shares automatically at intervals established by the shareholder. Additional fees may be charged by First Maryland for this and other services, including cash sweeps. For more complete information concerning these services and associated fees, please call 1-800-624-4116 (inside Maryland 1-800-638-7751).

     The services rendered by First Maryland in the management of its accounts are not duplicative of any of the services for which the advisers are compensated for managing and advising the

Portfolios. The charges paid by clients of First Maryland or its affiliates should be considered in calculating the net yield or total return on investments in the Institutional Class shares. Clients of First Maryland and its affiliates should read this Prospectus in connection with those documents that govern the qualified-account program in which each client participates.


     It is the responsibility of each financial institution to transmit orders to purchase, redeem or exchange shares to the transfer agent before the next-determined net asset value calculation in order to receive the next-determined share price. The transfer agent must receive payment within three Business Days after an order is placed. Otherwise, the purchase order may be canceled and the financial institution could be held liable for resulting fees and/or losses.


DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

     Each money market Portfolio declares dividends daily and pays them monthly. Income dividends for the Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio and Equity Income Portfolio are declared and paid monthly; for the Balanced Portfolio, Equity Index Portfolio, Large-Cap Value Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio and Stock Portfolio dividends are declared and paid quarterly; and for the Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio dividends are declared and paid annually. Net realized capital gains, if any, for any Portfolio are declared and paid at least annually.

     The following distribution options are available to shareholders:

     A. The SHARE OPTION reinvests dividends and capital gain distributions, if any, in additional shares. This option will be assigned automatically if no choice is specified on the account application. Dividends and distributions will be reinvested at the net asset value as of the payment date for the distribution.

     B. The INCOME-EARNED OPTION reinvests capital gain distributions and pays income dividends in cash.

     C. The CASH OPTION pays dividends and capital gain distributions in cash. Distribution checks will be mailed no later than seven days after the last day of the month, quarter or year.

     If you select Option B or C and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, distributions will be reinvested in the account at the then-current net asset value and your election will be converted to the Share Option.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     An exchange is a convenient way to buy and sell shares of another Portfolio registered in your state. Institutional Class shares of a Portfolio may be exchanged for Institutional Class shares of another Portfolio. The redemption will be made at the net asset value of the shares to be redeemed next determined after the exchange request is received by the transfer agent.

     Each exchange between Portfolios actually represents the sale of shares of one Portfolio and the purchase of shares of another, which may produce a gain or loss for tax purposes. In order to protect each Portfolio's performance and its shareholders, frequent exchange activity in response to short-term market fluctuation is discouraged. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares of a Portfolio of any class without notice to shareholders if, in the adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

     An exchange between the Institutional Class and the Retail Class or Institutional II Class of any Portfolio is generally not permitted, except that an exchange to the Retail Class of a Portfolio will occur should an investor become ineligible to purchase Institutional Class shares (except in the case of a Portfolio which is not currently offering Retail Class shares). The Fund will provide 30 days' notice of any such exchange. The exchange will take place at net asset value, without the imposition of any sales load, fee, or other charge. After the exchange, the exchanged shares will be subject to all fees applicable to the Retail Class. If a shareholder declines to accept the exchange, and if the shareholder does not meet the requirements for investing in Institutional Class shares, the Fund reserves the right to redeem the shares upon expiration of the 30-day period. The Fund reserves the right to require shareholders to complete an application or other documentation in connection with the exchange. The Fund has received a private letter ruling from the Internal Revenue Service which provides that exchanges of shares of one class of a Portfolio for shares of another class of the same Portfolio will not constitute taxable events.

REDEEMING SHARES
--------------------------------------------------------------------------------


     Shareholders may redeem all or a portion of their Institutional Class shares by mail or telephone. A shareholder may redeem shares on each Business Day. Shares will be redeemed at the net asset value next determined after the Fund's transfer agent has received and accepted a redemption request. Shares of a money market Portfolio redeemed at 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the U.S. Government Money Market Portfolio and Money Market Portfolio) do not earn the dividend declared on the day of the redemption. With respect to the other Portfolios, shares will be eligible to earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next Business Day.


     BY MAIL. To redeem by mail send a written request to The First National Bank of Maryland, Trust Division [Banc #101-621], P.O. Box 1596, Baltimore, MD 21203.

     The signatures on the written request must be properly guaranteed. Signature guarantees will be accepted from banks, brokers, dealers, municipal securities dealers and brokers, government securities dealers and brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations, clearing agencies and savings associations.

     BY TELEPHONE. To redeem by telephone call 1-800-624-4116 (inside Maryland 1-800-638-7751).

     With respect to the money market Portfolios, under normal circumstances, if the request for redemption is received by 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free

Money Market Portfolio) or 1:30 p.m. (for the U.S. Government Money Market Portfolio and Money Market Portfolio) on any Business Day, the redemption proceeds will be wired via Federal Funds on the same day. If, under normal circumstances, the request is received after 12:00 noon or 1:30 p.m., respectively, and before 4:00 p.m., on a Business Day, that day's dividend will be received and the redemption proceeds will be wired the next Business Day. With respect to the other Portfolios, under normal circumstances, if a redemption request is received before 4:00 p.m. on a Business Day, the redemption proceeds will be wired via Federal Funds on the next Business Day. When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on that day by which redemption orders must be received.


     To the extent portfolio securities are traded in other markets on days which are not Business Days, the net asset value of the shares of a Portfolio may be affected on days when investors are not able to purchase or redeem its shares.

     Although at present First Maryland pays the wire costs involved, the Fund reserves the right at any time to require the investor to pay such costs.

     If making immediate payment could adversely affect a Portfolio, the Portfolio may take up to seven days after redemption to pay the proceeds. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or when any emergency circumstances exist that the Securities and Exchange Commission determines merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days.

     If all shares of a Portfolio in an account are redeemed, the shareholder will receive, in addition to the value thereof, any declared but unpaid distributions thereon at the beginning of the following month.

     Neither the Fund nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISERS
--------------------------------------------------------------------------------

     Allied Investment Advisors, Inc., 100 E. Pratt Street, Baltimore, MD 21202, provides investment advisory services to each Portfolio other than the International Equity Portfolio. AIB Investment Managers Limited, AIB Investment House, Percy Place, Dublin 4, Ireland, provides investment advisory services to the International Equity Portfolio. Investment advisory services are provided subject to the general supervision of the Board of Trustees. The adviser to a Portfolio is entitled to receive for its advisory services payment at an annual rate based on the following fee schedule: money market Portfolios: .25% of each Portfolio's average net assets; Short-Term Treasury Portfolio: .35% of average net assets; Intermediate Fixed Income Portfolio: .60% of average net assets; Income Portfolio: .50% of average net assets; Maryland Tax-Free Portfolio: .50% of average net assets; Pennsylvania Tax-Free Portfolio: .50% of average net assets; Balanced Portfolio: .55% of average net assets; Equity Income Portfolio: .70% of average net assets; Equity Index Portfolio: .20% of average net assets; Blue Chip Equity Portfolio: .60% of average net assets; Large-Cap Value Portfolio:
 .70% of average net assets; Mid-Cap Equity Portfolio: .70% of average net assets; Stock Portfolio: .70% of average net assets; Capital Growth Portfolio:
 .60% of average net assets; Special Equity Portfolio: .60% of average net assets; and International Equity Portfolio: .80% of average net assets. The adviser, in its sole discretion, may waive all or any portion of its advisory fee for a Portfolio. Any such voluntary waiver will increase the Portfolio's yield for the period during which the waiver is in effect.


     Allied Investment Advisors, Inc. is a wholly-owned subsidiary of First Maryland. First Maryland, established in 1806, is a wholly-owned subsidiary of First Maryland Bancorp, a bank holding company registered under the Federal Bank Holding Company Act of 1956. First Maryland Bancorp is a subsidiary of Allied Irish Banks, p.l.c. which, together with its subsidiaries, is Ireland's leading banking and financial services organization. See "Banking Law Matters". Allied Investment Advisors, Inc. was organized in 1995 to manage assets and provide research services for the Trust Division of First Maryland, which previously served as investment adviser to the Portfolios. It provides investment management and advisory services to individual, corporate and institutional clients, pension plans, common and collective trust funds, and mutual funds. First Maryland transferred responsibility for advising the Portfolios (other than the International Equity Portfolio) to Allied Investment Advisors, Inc. effective as of September 1, 1996. The transfer did not involve a change of actual control or management of the investment adviser to the Portfolios and, although Allied Investment Advisors, Inc. is a newly-organized entity with no prior experience in managing mutual funds, its officers, portfolio managers and investment analysts previously served in comparable capacities for the Trust Division of First Maryland. As of June 30, 1997, Allied Investment Advisors, Inc. had assets under management of approximately $7.77 billion.



     AIB Investment Managers Limited is the discretionary investment management arm of the AIB Group. It has extensive experience managing the investments of corporations, public and private pension funds, high-net-worth individuals, and has a broad range of international, foreign mutual fund accounts. As of June 30, 1997, AIB Investment Managers Limited had assets under management of approximately $9.05 billion.


     The investment advisory fee payable to AIB Investment Managers Limited by the International Equity Portfolio is higher than the fees payable by most mutual funds (although not necessarily higher than the fees payable by a typical international fund), due to the greater complexity, expense and commitment of resources involved in international investing. AIB Investment Managers Limited has voluntarily agreed to waive all or a portion of its advisory fee (and, if necessary, to reimburse other expenses) in order to limit the International Equity Portfolio's total operating expenses to 1.55% of its average net assets. This expense cap is subject to annual review by AIB Investment Managers Limited.

     The Portfolios may from time to time, consistent with their investment policies and applicable law, invest in securities of companies with which First Maryland or its affiliates has a lending relationship. The lending relationship will not be a factor in the selection by the advisers of the securities in which the Portfolios invest.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

     James M. Hannan is a Principal of Allied Investment Advisors, Inc. and manager of the money market Portfolios and the Short-Term Treasury Portfolio. He is also responsible for several separately managed institutional portfolios which he has managed since 1992. He has served as a Vice President of First Maryland since 1987. Prior to 1987 he served as the Treasurer for the City of Hyattsville, Maryland.

     Susan S. Schnaars is a Principal of Allied Investment Advisors, Inc. and co-manager, with Mr. Gradow, of the Intermediate Fixed Income Portfolio and Income Portfolio. She is also manager of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. Ms. Schnaars is also responsible for managing several commingled funds (taxable and tax-free) and several large institutional accounts. Prior to 1992, Ms. Schnaars managed institutional and commingled fixed-income portfolios, including the RAF Fixed Income Fund, for PNC Investment Management and Research (formerly known as Provident National Bank). Ms. Schnaars is a Chartered Financial Analyst and a Certified Public Accountant.


     Steven M. Gradow is a Managing Director of Allied Investment Advisors, Inc. and co-manager, with Ms. Schnaars, of the Intermediate Fixed Income Portfolio and Income Portfolio. Prior to joining First Maryland in January 1996, Mr. Gradow was responsible for the management of $15 billion of fixed-income pension assets for Washington State Investment Board in Seattle for four years. Mr. Gradow's experience also includes five years fixed-income management for the Public Employees Retirement System of California (CALPERS).



     Charles E. Knudsen is a Principal of Allied Investment Advisors, Inc. and co-manager, with Mr. Leo, of the Balanced Portfolio. He follows several equity industry groups. In addition, he is a senior portfolio manager for key, tax-free institutional accounts, including pension and profit sharing plans, foundations, and endowments. Mr. Knudsen has more than eight years of investment management experience with Frist Maryland. Mr. Knudsen is a Chartered Financial Analyst.


     Clyde L. Randall is a Principal of Allied Investment Advisors, Inc. and co-manager, with Mr. Ashcroft, of the Equity Income Portfolio, Blue Chip Equity Portfolio and Large-Cap Value Portfolio. Prior to March 1995, Mr. Randall was an equity analyst and portfolio manager for more than five years at Mercantile Safe Deposit and Trust, Baltimore, Maryland. Mr. Randall is a Chartered Financial Analyst.


     Allen J. Ashcroft, Jr. is a Principal of Allied Investment Advisors, Inc. and co-manager, with Mr. Randall, of the Equity Income Portfolio, Blue Chip Equity Portfolio and Large-Cap Value Portfolio. Prior to joining First Maryland, Mr. Ashcroft was an equity analyst and portfolio manager for McGlinn Capital Management, Wyomissing, Pennsylvania, for 12 years. Mr. Ashcroft has more than 17 years of experience in investment research and equity analysis.



     H. Giles Knight is a Principal of Allied Investment Advisors, Inc. and manager of the Stock Portfolio and Special Equity Portfolio. Prior to joining First Maryland, Mr. Knight was with ASB Capital Management, a subsidiary of NationsBank, from 1990 to 1994. He was Director of Special Equity Investments, Capital Markets Division, where he was responsible for one mutual fund and six employee benefit and personal trust common stock funds.

     Christopher E. Baggini is a Principal of Allied Investment Advisors, Inc. and co-manager, with Mr. Baker, of the Mid-Cap Equity Portfolio and manager of the Capital Growth Portfolio. Prior to joining First Maryland, Mr. Baggini served as portfolio manager and research analyst for First Metropolitan Development Corporation. He has over nine years of experience in investment management, including more than four years at Salomon Brothers with responsibilities in equity research, sales and trading. Mr. Baggini is a Chartered Financial Analyst.



     Christopher D. Baker is an Investment Officer of Allied Investment Advisors, Inc. and the co-manager, with Mr. Baggini, of the Mid-Cap Equity Portfolio and manager of the Equity Index Portfolio. Mr. Baker has more than two years of experience in managing mid-cap index common trust funds for the Trust Division of First Maryland and more than five years of experience in First Maryland's Trust Division in investment research and equity analysis.



     J. Eric Leo is a Managing Director of, and Director of Equity Research for, Allied Investment Advisors, Inc. and co-manager, with Mr. Knudsen, of the Balanced Portfolio. Prior to 1997, he was Executive Vice President and Chief Investment Officer of Legg Mason Capital Management, Inc. Mr. Leo has more than 20 years of experience in investment management, including managing mutual fund portfolios and accounts for both individuals and institutions.



     Joseph Mottley is an Associate Director of AIB Investment Managers Limited and the manager of the International Equity Portfolio. Since joining AIB Investment Managers in 1985, he has worked on a number of international equity funds, with broad exposure in the Asian and European markets. He has also managed several U.S. equity funds. Prior to 1985, Mr. Mottley was a Policy Analyst with the Irish Government's Treasury Department. He has a Master of Science in Economics and Statistics from Trinity College, Dublin.


     Investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

ADMINISTRATOR AND DISTRIBUTOR
--------------------------------------------------------------------------------

     SEI Fund Resources (the "Administrator") serves as the Portfolios' administrator under an administration agreement with the Fund. SEI Financial Management Corporation, which served as administrator for the Fund prior to June 1, 1996, is the owner of all beneficial interest in the Administrator. The Administrator assists in each Portfolio's administration and operation, including providing facilities for maintaining each Portfolio's organization, supervising relations with the custodian, transfer and pricing agents, accountants, underwriters, and other persons dealing with each Portfolio, preparing all general shareholder communications and conducting shareholder relations, maintaining (or providing for the maintenance of) the Fund's records and the registration of each Portfolio's shares under federal and state law, developing management services for the Portfolios and furnishing reports, evaluation and analyses on a variety of subjects to the Fund's Board of Trustees. The Administrator is entitled to receive an annual fee of .13% of the aggregate average net assets of the Fund, paid monthly, for services performed under the administration agreement. The Administrator may voluntarily agree to waive a portion of its administration fee on a Portfolio in order to limit its total operating expenses. Any such voluntary waiver, which can be discontinued at any time, will increase the Portfolio's yield for the period during which it is in effect.

     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as the distributor for the Fund pursuant to a distribution agreement with the Fund. The Distributor, a Pennsylvania corporation incorporated on July 20, 1981, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Distributor sells shares of each Portfolio as agent on behalf of the Fund. The Distributor is the principal underwriter of the Fund. First Maryland and its affiliates neither participate in nor are responsible for the underwriting of the shares of the Fund.


     The Administrator and the Distributor are each located at One Freedom Valley Drive, Oaks, PA 19456.

TRANSFER AGENT
--------------------------------------------------------------------------------

     SEI Fund Resources, One Freedom Valley Drive, Oaks, PA 19456, provides transfer agent and related services for the Portfolios. SEI Fund Resources has subcontracted the transfer agency services to State Street Bank and Trust Company ("State Street Bank"). State Street Bank maintains shareholder accounts and records for the Portfolios.

CUSTODIAN
--------------------------------------------------------------------------------

     FMB Trust Company, National Association, 25 South Charles Street, Baltimore, MD 21201, is custodian (the "Custodian") for the securities and cash of the Fund. Under the custody agreement with the Fund, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays the Custodian a monthly fee at the annual rate of .015% of the average net assets of the Portfolios. The Custodian also charges the Fund transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses. Foreign securities purchased by the International Equity Portfolio are held by foreign banks participating in a network coordinated by Bankers Trust Company, which serves as sub-custodian for the Portfolio. All expenses incurred through this network are paid by the Portfolio.

BANKING LAW MATTERS
--------------------------------------------------------------------------------

     Banking laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of an investment company as agent for and upon the order of a customer. However, banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities. Upon advice of legal counsel, the advisers believe that they may perform the advisory services described in this Prospectus for the Portfolios and their shareholders without violating applicable federal banking laws or regulations.

     Judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, changes in the operation of the Fund might occur. It is not anticipated, however, that any such change would affect the net asset value of the Portfolios' shares or result in any financial loss to any shareholder.

TAX MATTERS
--------------------------------------------------------------------------------

     Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. So long as a Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio intend to pay substantially all of their respective dividends as "exempt interest dividends". Investors in these Portfolios should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum tax. Alternative minimum tax is currently imposed at a maximum marginal rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 will generally constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum tax liability. The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio intend to avoid investing their assets in such private activity bonds but may do so if required by market conditions. Second, tax-exempt interest and "exempt interest dividends" derived from all municipal securities must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustments for alternative minimum tax purposes. Realized market discount on tax-exempt obligations purchased after April 30, 1993 is treated as ordinary income and not as capital gain. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

     The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio will determine annually the percentage of their respective net investment incomes that is fully tax-exempt, the percentage which constitutes an item of tax preference for alternative minimum tax purposes and the percentage that is fully taxable, and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     Shareholders of the Maryland Tax-Free Portfolio who are subject to Maryland state and local income tax will not be subject to tax in Maryland on dividends paid by the Portfolio to the extent that they are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions, interest on obligations of the United States or its possessions and territories, or gains realized from the disposition of either of these categories of obligations (with the express exception of dividends attributable to gain from the disposition of obligations of a U.S. territory or possession which are subject to Maryland state and local income tax). Dividends attributable to interest on obligations issued by states other than Maryland and income from repurchase agreements are subject to Maryland state and local income tax.

     Individual shareholders of the Pennsylvania Tax-Free Portfolio will not be subject to Pennsylvania personal income taxes on distributions of interest attributable to exempt obligations (generally, obligations issued by Pennsylvania and its agencies, public authorities, municipalities and other political subdivisions as well as obligations of the United States), but will be subject to Pennsylvania personal income taxes on distributions of profits, gains or income derived from the sale, exchange or other disposition of obligations issued by Pennsylvania and its agencies, public authorities, municipalities and other political subdivisions as well as obligations of the United States. Exempt interest in Pennsylvania is referred to as excludable exempt-interest dividends and will be identified by the Portfolio.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received. The foregoing considerations do not apply to the purchase of shares of the money market Portfolios, which are offered at the constant net asset value of $1.00.

     Shareholders are urged to consult their tax advisers concerning their own tax situation, including the application of state and local income taxes to investments in a Portfolio.

GENERAL INFORMATION
--------------------------------------------------------------------------------

     ARK Funds is an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993. The Board of Trustees supervises Fund activities and reviews contractual arrangements with the companies that provide the Fund and its Portfolios with services. The Board of Trustees may authorize the Fund to offer other portfolios which may differ in the types of securities in which their assets may be invested.

     The Fund may issue an unlimited number of shares of each of its Portfolios. Each share of a Portfolio gives a shareholder one vote in Trustee elections and other matters submitted to a vote of shareholders. All shares of the Fund have equal voting rights, except that in matters affecting only a particular Portfolio or class of shares, only shares of that Portfolio or class are entitled to vote. As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings, although special meetings may be called for the purpose of voting on certain changes in the operations of a Portfolio or the Fund, or for the election or removal of Trustees under certain circumstances.

     The Fund is composed of the following nineteen separately managed
Portfolios: U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio (formerly Growth and Income Portfolio), Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio. The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio are non-diversified Portfolios; the remaining Portfolios are diversified Portfolios.


     The Board of Trustees of the Fund has established three classes of shares of each money market Portfolio and two classes of shares of each other Portfolio. You may obtain more information on the classes of shares not offered through this Prospectus by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

APPENDIX
--------------------------------------------------------------------------------

     ADRS AND EDRS. American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     ASSET-BACKED SECURITIES. Asset-backed securities which consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. (As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.)

     BANK OBLIGATIONS. Bank obligations include: bankers' acceptances which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer; certificates of deposit which are negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods or issued at a discount; and time deposits which are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     COMMERCIAL PAPER. Commercial paper is an obligation issued by a bank, broker-dealer, corporation and other entities for purposes such as financing its current operations.

     CONVERTIBLE SECURITIES. Convertible securities are usually preferred stock or bond issues that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio is called for redemption, that Portfolio could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

     HEDGING STRATEGIES. The advisers, to the extent permitted by the investment policies and limitations of a Portfolio, may buy and sell options on securities, currencies, futures contracts and options on such contracts ("Hedging Instruments") to manage exposure to changing interest rates, security prices, and currency exchange rates. Some strategies using these instruments, including selling futures, buying puts and writing calls, tend to hedge a Portfolio's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Hedging Instruments may be used in combination with each other or with forward currency contracts in order to adjust the risk and return characteristics of the overall strategy. A Portfolio may invest in Hedging Instruments based on any type of security, index, or currency, including options and futures traded on foreign exchanges and options not traded on exchanges. These strategies may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these strategies could result in a loss to a Portfolio if the counterparty to the transaction does not perform as promised.

     Hedging Instruments can be volatile investments and involve certain risks. If an adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, use of Hedging Instruments may lower a Portfolio's return. A Portfolio could also experience a loss if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     Under normal conditions no Portfolio will hedge more than 25% of its total assets by selling futures, writing calls, and buying puts. In addition, a Portfolio will not buy futures or write puts where the value of the underlying investment exceeds 25% of its total assets and a Portfolio will not buy calls with a value exceeding 5% of its total assets.

     ILLIQUID SECURITIES. Under currently applicable regulations, each money market Portfolio may invest up to 10%, and the other Portfolios may invest up to 15%, of their respective net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of in the usual course of business within seven days without taking a reduced price. Generally, securities subject to restriction on resale, variable rate demand notes, repurchase agreements with more than seven days to maturity, and time deposits are considered to be illiquid unless the adviser determines, in accordance with guidelines established by the Board of Trustees, that such securities are readily marketable. The absence of a trading market can make it difficult to ascertain a market value for illiquid securities, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. In addition, unless securities are registered for sale, securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

     INDEXED SECURITIES. Indexed securities are derivative securities whose value depends on the price of securities indices, or other financial indicators. These include commercial paper and certificates of deposit. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates. Some indexed securities may be based on underlying instruments whose total value is greater than the value of the indexed security itself. Some indexed securities may have return characteristics similar to direct investments in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions and include mortgage pass-through securities, mortgage-backed securities, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder.

Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-throughs and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Because mortgage securities pay both principal and interest as their underlying mortgages are paid off, they are subject to pre-payment risk. Pre-payment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. Finally, the value of a mortgage security may be affected by changes in market interest rates.

     MUNICIPAL OBLIGATIONS. Municipal obligations are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights on municipal securities holders. A Portfolio may own a municipal security directly or through a participation interest.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously commits to resell that security back at a higher price. In the event of bankruptcy of the other party to either a repurchase agreement, a Portfolio could experience delays in recovering its cash. To the extent, in the meantime, the value of the securities purchased had decreased, the Portfolio could experience a loss. In all cases, the adviser must find the creditworthiness of the other party to the transaction satisfactory. The International Equity Portfolio may enter into foreign repurchase agreements, which may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a Portfolio sells a portfolio instrument to another party, such as a bank, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by its adviser.

     SECURITIES LENDING. The Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Portfolio to retain ownership of the securities loaned and, at the same time, to earn income. Since there may be delays in the recovery of loaned securities, or even a loss or rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the Portfolio's adviser.

     U.S. GOVERNMENT SECURITIES. U.S. Government Securities may be backed by the full faith and credit of the U.S. government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government and are the highest quality government securities.

     VARIABLE OR FLOATING RATE INSTRUMENTS. Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand full payment from issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. Many variable and floating rate instruments also carry demand features that permit a Portfolio to sell them at par value plus accrued interest on short notice.

     WARRANTS. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

     WHEN-ISSUED TRANSACTIONS. The market value of securities purchased on a when-issued or delayed-delivery basis may change before the delivery date, which could affect the market value of the assets and could increase fluctuations in a Portfolio's share price, yield and return. Ordinarily, a Portfolio will not earn interest on the securities purchased until they are delivered.

     ZERO COUPON DEBT. Zero coupon debt securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between these securities' purchase prices and their face values. Because they do not pay current income, the prices of zero coupon debt securities can be volatile when interest rates change.

ADDITIONAL INVESTMENTS FOR THE TAX-FREE MONEY MARKET, MARYLAND TAX-FREE AND PENNSYLVANIA TAX-FREE PORTFOLIOS
--------------------------------------------------------------------------------

     MUNICIPAL LEASE OBLIGATIONS are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the interest is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Portfolio. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made. Each Portfolio will only purchase rated municipal lease obligations.

     MUNICIPAL SECURITIES include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development bonds are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk.

     REFUNDING CONTRACTS. The Portfolios may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although a Portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

     RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.


AK 2234-9708

                       ARK FUNDS:  INSTITUTIONAL II CLASS

                      U.S. TREASURY MONEY MARKET PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                             MONEY MARKET PORTFOLIO
                        TAX-FREE MONEY MARKET PORTFOLIO

                             CROSS REFERENCE SHEET


Form N-1A Item Number

Part A                                         Prospectus Caption
1 . . . . . . . . . . . . . . . . . . . . . .  Cover Page
2 . . . . . . . . . . . . . . . . . . . . . .  Fees and Expenses
3 a,b . . . . . . . . . . . . . . . . . . . .  Financial Highlights
  c . . . . . . . . . . . . . . . . . . . . .  Performance
4 a(i). . . . . . . . . . . . . . . . . . . .  General Information
  a(ii),b,c . . . . . . . . . . . . . . . . .  Investment Objectives and Policies; Risks
                                                 to Consider
5 a,b,c,d,e,f . . . . . . . . . . . . . . . .  Management of the Fund
  g . . . . . . . . . . . . . . . . . . . . .  Portfolio Transactions and Valuation
5A. . . . . . . . . . . . . . . . . . . . . .  *
6 a . . . . . . . . . . . . . . . . . . . . .  General Information
  b,c,d . . . . . . . . . . . . . . . . . . .  *
  e . . . . . . . . . . . . . . . . . . . . .  General Information
  f,g . . . . . . . . . . . . . . . . . . . .  Portfolio Transactions and Valuation; Tax Matters
  h . . . . . . . . . . . . . . . . . . . . .  General Information
7 a . . . . . . . . . . . . . . . . . . . . .  Purchases, Exchanges and Redemptions
  b(i),(ii) . . . . . . . . . . . . . . . . .  Portfolio Transactions and Valuation
  b(iii,iv,v),c . . . . . . . . . . . . . . .  *
  d . . . . . . . . . . . . . . . . . . . . .  Purchases, Exchanges and Redemptions
  e, f(i),(ii). . . . . . . . . . . . . . . .  Management of the Fund
  f(iii). . . . . . . . . . . . . . . . . . .  *
8 . . . . . . . . . . . . . . . . . . . . . .  Purchases, Exchanges and Redemptions
9 . . . . . . . . . . . . . . . . . . . . . .  *


_____________________
* Not applicable.

ARK FUNDS -- INSTITUTIONAL II CLASS
--------------------------------------------------------------------------------
PROSPECTUS
                  , 1997
--------------------------------------------------------------------------------

ARK Funds (the "Fund") is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. The portfolios of the Fund listed below have an Institutional II Class of shares.

U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO and MONEY MARKET PORTFOLIO each seek to maximize current income and provide liquidity and security of principal by investing in high-quality, short-term, U.S. dollar-denominated debt securities. TAX-FREE MONEY MARKET PORTFOLIO seeks to provide a high level of interest income by investing in high-quality municipal obligations that are exempt from federal income taxes. Each portfolio seeks to maintain a constant net asset value per share of $1.00.

Institutional II Class shares are offered through this Prospectus only to individuals, institutions and other entities that direct their own investments and have established trust relationships with The First National Bank of Maryland ("First Maryland"), its affiliated banks (including Allied Irish Banks, p.l.c. and its affiliates), or its correspondent banks or their affiliated banks.

AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, FIRST MARYLAND OR ANY DEPOSITARY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


This Prospectus is designed to provide investors with information that they should know before investing. Please read and retain it for future reference. A
Statement of Additional Information dated              , 1997 and Annual Report
(including financial statements for the fiscal year ended April 30, 1997) have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statement of Additional Information and Annual Report, and additional information about the classes of shares not offered through this Prospectus, is available upon request without charge by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


Summary.................................    2
Fees and Expenses.......................    3
Financial Highlights....................    4
Investment Objectives and Policies......    5
Additional Investment Policies and
  Limitations...........................    8
Performance.............................    9
Portfolio Transactions and Valuation....    9
Purchases, Exchanges and Redemptions....    10
Management of the Fund..................    14
Tax Matters.............................    16
General Information.....................    17
Appendix................................    19


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY
--------------------------------------------------------------------------------

     The Fund is an open-end management investment company composed of separately managed diversified and non-diversified portfolios. This Prospectus provides information with respect to Institutional II Class shares of the following portfolios (the "Portfolios" or a "Portfolio"):

     U.S. TREASURY MONEY MARKET PORTFOLIO -- seeks to maximize current income and provide liquidity and security of principal by investing in instruments which are insured or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States.

     U.S. GOVERNMENT MONEY MARKET PORTFOLIO -- seeks to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities, or in repurchase agreements backed by such instruments.

     MONEY MARKET PORTFOLIO -- seeks to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities.

     TAX-FREE MONEY MARKET PORTFOLIO -- seeks to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from federal income taxes.


     INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR. Allied Investment Advisors, Inc. serves as investment adviser to each of the Portfolios. SEI Investments Distribution Co. serves as the distributor of the Portfolios' shares and SEI Fund Resources serves as the Fund's administrator. See "Management of the Fund".


     PURCHASE, EXCHANGE AND REDEMPTION OF SHARES. Institutional II Class shares of the Portfolios are sold at their net asset value without a sales charge and are currently available only to certain qualified accounts. Shares of a Portfolio may be exchanged for shares of another Portfolio. Shareholders may redeem all or any portion of their shares at the net asset value next determined after the Fund's transfer agent has received the redemption request. See "Purchases, Exchanges and Redemptions".

     SHAREHOLDER INQUIRIES. Any questions or communications regarding the Portfolios can be directed to the Fund at 1-800-624-4116 (inside Maryland 1-800-638-7751).

FEES AND EXPENSES
--------------------------------------------------------------------------------

     The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. Investors should consider this expense information along with other important information, including each Portfolio's investment objectives, performance (if any) and financial highlights.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------


                                                                  INSTITUTIONAL II CLASS
                                               -------------------------------------------------------------
                                                   U.S.
                                                 TREASURY      U.S. GOVERNMENT      MONEY        TAX-FREE
                                               MONEY MARKET     MONEY MARKET       MARKET      MONEY MARKET
                                                PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO
                                               ------------    ---------------    ---------    -------------
Advisory Fees (after waivers)(1).............      .19%              .14%            .11%           .09%
12b-1 Fees...................................      .10%              .10%            .10%           .10%
Other Expenses(2)............................      .18%              .18%            .18%           .20%
                                                 ------            ------         ---------       ------
Total Operating Expenses (after
  waivers)(3)................................      .47%              .42%            .39%           .39%
                                               ===========     =============      =======      ===========


(1) The adviser has agreed to waive, on a voluntary basis, a portion of its fees for each Portfolio and the advisory fees shown reflect those voluntary waivers. The adviser reserves the right to terminate its fee waivers at any time in its sole discretion. Absent such waivers, the advisory fee for each Portfolio would be .25%.

(2) Other expenses are estimated based on amounts incurred during the previous fiscal year and include all expenses except nonrecurring account fees, brokerage commissions and other capital items, and advisory and 12b-1 fees.

(3) Absent the voluntary fee waivers described above, total operating expenses for Institutional II Class shares of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio would be .53%, .53%, .53% and .55%, respectively.

EXAMPLE
--------------------------------------------------------------------------------

     An investor in Institutional II Class shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                         1 YR      3 YRS      5 YRS      10 YRS
                                                         -----     ------     ------     -------
      U.S. Treasury Money Market Portfolio.............    5         15        26         59
      U.S. Government Money Market Portfolio...........    4         13        24         53
      Money Market Portfolio...........................    4         13        22         49
      Tax-Free Money Market Portfolio..................    4         13        22         49

The example assumes that all dividends and distributions are reinvested and that the amounts listed under "Total Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The following table provides information about the financial history of the Institutional II Class of each Portfolio. The table expresses the information in terms of a single share outstanding throughout the year or period. The information for the year ended April 30, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors for the Fund. Their report on the financial statements and financial highlights is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information. The table should be read in conjunction with the Portfolios' financial statements and the notes thereto, which may be obtained free of charge from the Fund.



For a Share Outstanding Throughout the Year or Period Ended April 30,



                                            Distri-                                                       Ratio of       Ratio of
                                            butions                                         Ratio of        Net          Expenses
                Net                          from         Net                     Net       Expenses     Investment     to Average
               Asset                          Net        Asset                  Assets         to          Income          Net
              Value,           Net          Invest-      Value,                 End of      Average      to Average       Assets
             Beginning     Investment        ment        End of      Total      Period        Net           Net         (Excluding
             of Period       Income         Income       Period     Return       (000)       Assets        Assets        Waivers)
      ---------------------------------------------------------------------------------------------------------------------
-------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
-------------------------------
 1997           $1.00          0.05           (0.05)      $1.00       4.89%     $63,496       0.47%          4.79%          0.53%
 1996(1)         1.00          0.04           (0.04)       1.00       3.87       47,220       0.47*          4.98*          0.55*
----------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
----------------------------------
 1997           $1.00          0.05           (0.05)      $1.00       5.12%     $37,284       0.42%          5.01%          0.53%
 1996(1)         1.00          0.04           (0.04)       1.00       4.11       17,027       0.41*          5.25*          0.56*
-------------------
MONEY MARKET PORTFOLIO
-------------------
 1997           $1.00          0.05           (0.05)      $1.00       5.25%     $62,960       0.38%          5.14%          0.53%
 1996(2)         1.00          0.04           (0.04)       1.00       4.33       28,790       0.36*          5.37*          0.55*
---------------------------
TAX-FREE MONEY MARKET PORTFOLIO
---------------------------
 1997           $1.00          0.03           (0.03)      $1.00       3.19%     $16,727       0.38%          3.14%          0.54%
 1996(1)         1.00          0.02           (0.02)       1.00       2.62        9,387       0.33*          3.35*          0.58*



 * Annualized


(1) Commenced operations on July 28, 1995.



(2) Commenced operations on July 21, 1995.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The Fund consists of separate investment portfolios with a variety of investment objectives and policies. A Portfolio's investment adviser is responsible for providing a continuous investment program in accordance with its investment objective and policies. Except for its investment objective and those policies identified as fundamental, the investment policies of a Portfolio are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval.

     The investment objectives and policies of the Portfolios are set forth below. Additional information regarding the types of securities in which the Portfolios may invest and certain investment transactions is provided in the Appendix to this Prospectus. Additional information regarding the investment policies of the Portfolios and a complete listing of each Portfolio's investment limitations is contained in the Statement of Additional Information.

     The Portfolios seek to maximize current income and provide liquidity and security of principal by investing in high-quality, short-term, U.S. dollar-denominated instruments determined by the adviser to present minimal credit risks in accordance with guidelines adopted by the Board of Trustees of the Fund. The Portfolios limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. Estimates may be used in determining a security's maturity for purposes of calculating average maturity. An estimated maturity can be substantially shorter than a stated final maturity.

     By itself no Portfolio constitutes a balanced investment plan. There is no assurance that a Portfolio will achieve its investment objective.

     The Portfolios seek to maintain a stable net asset value per share of $1.00 but there is no assurance that they will be able to do so. Although the Portfolios' policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value were large enough, a Portfolio's share price could fall below $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the U.S. TREASURY MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States. As a non-fundamental policy, the Portfolio invests 100% of its total assets in U.S. Treasury bills, notes and bonds, and limits its investments to U.S. Treasury obligations that pay interest which is specifically exempt from state and local taxes under federal law.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities"), or in repurchase agreements backed by such instruments. As a non-fundamental policy, the Portfolio invests 100% of its total assets in U.S. Government Securities and in repurchase agreements backed by such instruments. The Portfolio normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments").

     At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one such rating organization has assigned a rating, such single organization. Up to 5% of the Portfolio's assets may be invested in securities that have received ratings in the second highest category by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the adviser to be comparable in quality to rated securities in accordance with guidelines adopted by the Board of Trustees. The Portfolio may invest in U.S. dollar-denominated obligations of U.S. banks and foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. See the Appendix for more information. The Portfolio may invest more than 25% of its total assets in certain obligations of domestic banks and normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

TAX-FREE MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of the TAX-FREE MONEY MARKET PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from federal income taxes. The Portfolio attempts to invest 100% of its assets in securities exempt from federal income tax (not including the alternative minimum tax), and maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from federal income tax, including the federal alternative minimum tax.

     The Portfolio invests in high-quality, short-term municipal securities but may also invest in high-quality, long-term fixed, variable, or floating rate instruments (including tender option bonds) which have demand features or interest rate adjustment features that result in interest rates, maturities, and prices similar to short-term instruments. The Portfolio's investments in municipal securities may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds. At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the adviser to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.

     Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by ("LOCs") furnished by domestic or foreign banks.

     Issuers or financial intermediaries which provide demand features or standby commitments often support their ability to buy securities on demand by obtaining LOCs or other guarantees from banks. LOCs also may be used as credit supports for other types of municipal instruments. The adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, the adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

     Yields on municipal obligations depend on a variety of factors, including the general conditions of the money markets and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and generally are subject to potentially greater price fluctuations than obligations with shorter maturities.

     The adviser anticipates that the Portfolio will be as fully invested as is practicable in municipal obligations. However, the Portfolio reserves the right for temporary defensive purposes to invest without limitation in taxable Money Market Instruments. There may be occasions when, as a result of maturities of portfolio securities or sales of Portfolio shares, or in order to meet anticipated redemption requests, the Portfolio may hold cash which is not earning income.

     The Portfolio may invest up to 25% of its net assets in a single issuer's securities. The Portfolio may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private companies, and may invest up to 25% of its total assets in IRBs related to a single industry. The Portfolio also may invest 25% or more of its total assets in tax-exempt securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, water, sewer, and gas utilities). There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolio's performance.

ADDITIONAL INVESTMENT POLICIES AND LIMITATIONS
--------------------------------------------------------------------------------

     GOVERNMENT SECURITIES. Government Securities include U.S. Treasury bills, notes and bonds, and obligations issued by federal agencies such as the Export-Import Bank of the United States, the General Services Administration, the Government National Mortgage Association and the Small Business Administration. Obligations issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities include instruments issued by the Federal Home Loan Bank, Federal Farm Credit Bank and Federal National Mortgage Association.

     MONEY MARKET INSTRUMENTS. Money Market Instruments include, but are not limited to: U.S. Government Securities; custodial receipts evidencing future interest or principal payments on U.S. Government Securities; obligations of domestic or foreign banks including bankers' acceptances, time deposits and certificates of deposit ("CDs"); commercial paper (including variable and floating rate instruments); corporate obligations; and asset-backed securities and indexed securities -- each with 397 days or less remaining to maturity.

     INVESTMENT LIMITATIONS. Each of the Portfolios has adopted certain investment limitations. The principal investment limitations of the Portfolios are summarized below. A complete listing is contained in the Statement of Additional Information. With the exception of 3(b), these limitations are fundamental policies and may only be changed with shareholder approval.

     1. Each Portfolio may not, with respect to 75% of its assets, invest more than 5% of the total market value of its assets in the securities of any one issuer (other than U.S. Government Securities) if as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the issuer's outstanding voting securities. (Under applicable regulations, a money market Portfolio may not invest more than 5% of its total assets in securities of a single issuer unless the securities are first-tier securities.)

     2. Each Portfolio (other than the Money Market Portfolio) may not purchase a security (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentality's) if, as a result, more than 25% of its total assets would be invested in securities of a particular industry. The Money Market Portfolio may invest 25% or more of its assets in obligations of domestic banks.

     3. A Portfolio (a) may borrow money from a bank for temporary or emergency purposes or by engaging in reverse repurchase agreements, but not in an amount exceeding 33 1/3% of its total assets, and (b) will not purchase securities when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

     4. A Portfolio may not make a loan if more than 33 1/3% of its assets would be lent to other parties. The U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio and Tax-Free Money Market Portfolio do not currently intend to lend portfolio securities.

     OTHER POLICIES. The Appendix to this Prospectus contains additional information concerning certain securities in which the Portfolios may invest and transactions in which they may engage. See the Statement of Additional Information for a complete listing of the Portfolios' investment policies and limitations and more detailed information about the Portfolios' investments.

PERFORMANCE
--------------------------------------------------------------------------------

     The performance of each class of shares of a Portfolio may be quoted in advertising in terms of yield, effective yield or total return. In addition, a tax-equivalent yield may be quoted for shares of the Tax-Free Money Market Portfolio. All types of performance are based on historical results and are not intended to indicate future performance.

     The YIELD of shares of a Portfolio is calculated by dividing the net investment income earned by the shares over a 7-day period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on each share price at the end of the 7-day period. The EFFECTIVE YIELD is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, the yields of shares of the Portfolios may not equal their respective distribution rates, the income paid to your account or the income reported in the financial statements of the Institutional II Class of the relevant Portfolio.

     A TAX-EQUIVALENT YIELD shows the approximate taxable yield that would have to be earned before taxes to equal a tax-free yield. A tax-equivalent yield is calculated by dividing the shares' tax-exempt yield by the result of one minus a stated federal and/or state tax rate. If only a portion of a Portfolio's income was tax-exempt, only that portion is adjusted in the calculation.

     TOTAL RETURN is based on the overall dollar or percentage change in value of a hypothetical investment in a class and assumes that all distributions are reinvested. A CUMULATIVE TOTAL RETURN reflects a class' performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a class' performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a class' return, it should be recognized that they are not the same as actual year-by-year results. When a class of a Portfolio quotes an average annual return covering a period of less than one year, the calculation assumes that the performance will remain constant for the rest of the year. Since this may or may not occur, average annual returns should be viewed as hypothetical rather than actual performance figures.

     Each Portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual-fund rating services, broad groups of comparable mutual funds, or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The classes of shares of a Portfolio have different sales charges and other expenses that may affect performance.

     For additional performance information, please call 1-800-624-4116 (inside Maryland 1-800-638-7751) to request a Statement of Additional Information and Annual Report.

PORTFOLIO TRANSACTIONS AND VALUATION
--------------------------------------------------------------------------------

     Subject to the general supervision of the Board of Trustees, the adviser is responsible for placing orders for securities transactions for each Portfolio. Transactions for the Portfolios are expected to occur primarily with issuers, underwriters or major dealers acting as principal. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The Portfolios have no obligation to enter into securities transactions with any particular dealer, issuer, underwriter or other entity. In placing orders for the Portfolios, it is the adviser's policy to obtain the most favorable execution. If more than one account managed by the adviser is purchasing or selling the same security, such orders may be aggregated in the interest of achieving the most favorable execution.

     VALUATION. The net asset value of the Institutional II Class shares of each Portfolio is calculated by adding the Institutional II Class' pro rata share of the value of all securities and other assets attributable to a Portfolio, deducting the Institutional II Class' pro rata share of Portfolio-level liabilities, deducting Institutional II Class-specific liabilities and dividing the result by the number of Institutional II Class shares outstanding. Assets of the Portfolios are valued based upon the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Although each Portfolio seeks to maintain net asset value of $1.00 for the Institutional II Class shares, there can be no assurance that this net asset value per share will not vary.


     PRICING OF SHARES. The Portfolios are open for business and the net asset values of their shares are calculated each day the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York are open ("Business Day"). An investor's purchase will be processed at the net asset value next calculated after the order is received and accepted by the Fund's transfer agent. The net asset values of the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio are determined as of 12:00 noon Eastern Time ("12:00 noon") and the close of business of the NYSE, normally 4:00 p.m. Eastern Time ("4:00 p.m."). The net asset values of the U.S. Government Money Market Portfolio and Money Market Portfolio are determined as of 5:00 p.m. Eastern Time ("5:00 p.m.").


PURCHASES, EXCHANGES AND REDEMPTIONS
--------------------------------------------------------------------------------

     OPENING AN ACCOUNT. Institutional II Class shares are sold without a sales charge and are currently available only to individuals, institutions and other entities that direct their own investments and have established trust relationships with First Maryland, its affiliated banks (including Allied Irish Banks, p.l.c. and its affiliates), or its correspondent banks or their affiliated banks ("qualified accounts"). An initial investment in Institutional II Class shares must be preceded or accompanied by the establishment of a qualified account. This may require that certain documents and applications be signed before an investment can be made. Fees may be charged in addition to those described herein based upon agreements for those qualified accounts. Fee schedules and agreements for opening qualified accounts are available upon request by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

     The minimum initial investment required to establish a new account is $500. After meeting this requirement, there is no minimum required account balance. Subsequent investments may be made in any amount.

PURCHASING SHARES
--------------------------------------------------------------------------------


     Payments for Institutional II Class shares of a Portfolio must be made by Federal Funds wire or other funds immediately available to the Portfolio. An order for the purchase of shares will become effective on the day of receipt of the order by the Fund's transfer agent, and the shares purchased will be entitled to that day's dividend, if the order, together with available funds, is received prior to 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio). If a purchase order, together with available funds, is received after 12:00 noon but before 4:00 p.m., it will be processed at the net asset value determined at 4:00 p.m. and the shares purchased will begin earning dividends the following Business Day. If an order or payment is received after 4:00 p.m., (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the Money Market Portfolio and U.S. Government Money Market Portfolio, an investor will receive the net asset value next determined the following Business Day.



     Investors who wish to receive same-day acceptance of investments in the Money Market Portfolio and the U.S. Government Money Market Portfolio must contact the Fund's transfer agent (or its authorized agent) before 5:00 p.m. to place the trade. In order for an investor to begin earning dividends on the Business Day the investment is made, the transfer agent must receive the wire before 5:00 p.m.


     When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on any such day by which purchase orders must be received.

     The Fund and its distributor reserve the right to reject any purchase order.

OTHER INFORMATION
--------------------------------------------------------------------------------

     It is anticipated that First Maryland will be the holder of record for all Institutional II Class shares held through qualified accounts. First Maryland, at least quarterly, will provide each client who is a beneficial owner of the shares, a statement showing details of all transactions effected on behalf of such client in shares, including the then-current balance of full and fractional shares. No certificates representing Institutional II Class shares will be issued.

     Shareholders may instruct First Maryland to purchase Institutional II Class shares automatically at intervals established by the client. Additional fees may be charged by First Maryland for this and other services, including cash sweeps. For more complete information concerning these services and associated fees, please call 1-800-624-4116 (inside Maryland 1-800-638-7751).

DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

     Each Portfolio declares dividends daily and pays them monthly. The following distribution options are available to shareholders:

     A. The SHARE OPTION reinvests dividends and capital gain distributions, if any, in additional shares. This option will be assigned automatically if no choice is specified on the account application. Dividends and distributions will be reinvested at the net asset value as of the payment date for the distribution.

     B. The INCOME-EARNED OPTION reinvests capital gain distributions and pays dividends in cash.

     C. The CASH OPTION pays dividends and capital gain distributions in cash. Distribution checks will be mailed no later than seven days after the last day of the month.

     If you select Option B or C and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, distributions will be reinvested in the account at the then-current net asset value and your election will be converted to the Share Option.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     An exchange is a convenient way to buy and sell shares of another Portfolio registered in your state. Institutional II Class shares of a Portfolio may be exchanged for Institutional II Class shares of another Portfolio. The redemption will be made at the net asset value of the shares to be redeemed next determined after the exchange request is received by the transfer agent.

     Each exchange between Portfolios actually represents the sale of shares of one Portfolio and the purchase of shares of another, which may produce a gain or loss for tax purposes. In order to protect each Portfolio's performance and its shareholders, frequent exchange activity in response to short-term market fluctuations is discouraged. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares of a Portfolio of any class without notice to shareholders if, in the adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including purchases by exchange.

     An exchange between the Institutional II Class and another class of any Portfolio is generally not permitted.

REDEEMING SHARES
--------------------------------------------------------------------------------


     Shareholders may redeem all or a portion of their Institutional II Class shares by mail or telephone. A shareholder may redeem shares on each Business Day. Shares will be redeemed at the net asset value next determined after the Fund's transfer agent has received and accepted a redemption request. Shares of a Portfolio redeemed at 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 5:00 p.m. (for the U.S. Government

Money Market Portfolio and Money Market Portfolio) do not earn the dividend declared on the day of the redemption.


     BY MAIL. To redeem by mail send a written request to The First National Bank of Maryland, Trust Division [Banc #101-621], P.O. Box 1596, Baltimore, MD 21203.

     The signatures on the written request must be properly guaranteed. Signature guarantees will be accepted from banks, brokers, dealers, municipal securities dealers and brokers, government securities dealers and brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations, clearing agencies and savings associations.

     BY TELEPHONE. To redeem by telephone call 1-800-624-4116 (inside Maryland 1-800-638-7751).


     Under normal circumstances, if the request for redemption is received by 12:00 noon (for the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) or 1:30 p.m. (for the U.S. Government Money Market Portfolio and Money Market Portfolio) on any Business Day, the redemption proceeds will be wired via Federal Funds on the same day. If, under normal circumstances, the request is received after 12:00 noon or 1:30 p.m., respectively, and before 4:00 p.m., on a Business Day, that day's dividend will be received and the redemption proceeds will be wired the next Business Day. When the NYSE or the Federal Reserve Bank of New York closes early, the Fund reserves the right to advance the time on that day by which redemption orders must be received.


     Although at present First Maryland pays the wire costs involved, the Fund reserves the right at any time to require the investor to pay such costs.

     If making immediate payment could adversely affect a Portfolio, the Portfolio may take up to seven days after redemption to pay the proceeds. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or when any emergency circumstances exist that the Securities and Exchange Commission determines merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days.

     If all shares of a Portfolio in an account are redeemed, the shareholder will receive, in addition to the value thereof, any declared but unpaid distributions thereon at the beginning of the following month.

     Neither the Fund nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Allied Investment Advisors, Inc., 100 E. Pratt Street, Baltimore, MD 21202, provides investment advisory services to each Portfolio subject to the general supervision of the Board of Trustees of the Fund. It is entitled to receive for its advisory services payment at an annual rate of .25% of each Portfolio's average net assets. Allied Investment Advisors, Inc., in its sole discretion, may waive all or a portion of its advisory fee for a Portfolio. Any such voluntary waiver, will increase the Portfolio's yield for the period during which the waiver is in effect.


     Allied Investment Advisors, Inc. is a wholly-owned subsidiary of First Maryland. First Maryland, established in 1806, is a wholly-owned subsidiary of First Maryland Bancorp, a bank holding company registered under the Federal Bank Holding Company Act of 1956. First Maryland Bancorp is a subsidiary of Allied Irish Banks, p.l.c. which, together with its subsidiaries, is Ireland's leading banking and financial services organization. See "Banking Law Matters". Allied Investment Advisors, Inc. was organized in 1995 to manage assets and provide research services for the Trust Division of First Maryland, which previously served as investment adviser to the Portfolios. It provides investment management and advisory services to individual, corporate and institutional clients, pension plans, common and collective trust funds, and mutual funds. First Maryland transferred responsibility for advising the Portfolios to the Adviser effective as of September 1, 1996. The transfer did not involve a change of actual control or management of the investment adviser to the Portfolios and, although Allied Investment Advisors, Inc. is a newly-organized entity with no prior experience in managing mutual funds, its officers, portfolio managers and investment analysts previously served in comparable capacities for the Trust Division of First Maryland. As of June 30, 1997, Allied Investment Advisors, Inc. had assets under management of approximately $7.77 billion.


     The Portfolios may from time to time, consistent with their investment policies and applicable law, invest in securities of companies with which First Maryland or its affiliates has a lending relationship. The lending relationship will not be a factor in the selection by the adviser of the securities in which the Portfolios invest.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

     James M. Hannan is a Principal of Allied Investment Advisors, Inc. and manager of the Portfolios. He is also manager of the Fund's Short-Term Treasury Portfolio and is responsible for several separately managed institutional portfolios which he has managed since 1992. He has served as a Vice President of First Maryland since 1987. Prior to 1987 he served as the Treasurer for the City of Hyattsville, Maryland.

     Investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

ADMINISTRATOR
--------------------------------------------------------------------------------

     SEI Fund Resources (the "Administrator"), One Freedom Valley Drive, Oaks, PA 19456, serves as the Portfolios' administrator under an administration agreement with the Fund. SEI Financial Management Corporation, which served as administrator for the Fund prior to June 1, 1996, is the owner of all beneficial interest in the Administrator.

     The Administrator assists in each Portfolio's administration and operation, including providing facilities for maintaining each Portfolio's organization, supervising relations with the custodian, transfer and pricing agents, accountants, underwriters, and other persons dealing with each Portfolio, preparing all general shareholder communications and conducting shareholder relations, maintaining (or providing for the maintenance of) the Fund's records and the registration of each Portfolio's shares under federal and state law, developing management services for the Portfolios and furnishing reports, evaluation and analyses on a variety of subjects to the Fund's Board of Trustees. The Administrator is entitled to receive an annual fee of .13% of aggregate average net assets of the Fund, paid monthly, for services performed under the administration agreement. The Administrator may voluntarily agree to waive a portion of its administration fee on a Portfolio in order to limit its total operating expenses. Any such voluntary waiver, which can be discontinued at any time, will increase the Portfolio's yield for the period during which it is in effect.

DISTRIBUTION AND SERVICING OF THE SHARES
--------------------------------------------------------------------------------


     SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Drive, Oaks, PA 19456, a wholly-owned subsidiary of SEI Investments Company, serves as distributor for the Fund pursuant to a distribution agreement with the Fund. The Distributor, a Pennsylvania corporation incorporated on July 20, 1981, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Distributor is the principal underwriter of the Fund. First Maryland neither participates in nor is responsible for the underwriting of the shares of the Fund.



     The Board of Trustees has adopted a distribution plan on behalf of the Institutional II Class of each Portfolio pursuant to Rule 12b-1 under the 1940 Act ("Plan"). The Plan provides for payment of a fee to the Distributor of up to
 .75% of average net assets of the Institutional II Class of each Portfolio. The Board has approved the fee rate of .10% of the average net assets of the Institutional II Class of each Portfolio. All or any portion of the fee for a Portfolio may be waived at any time. Any such voluntary waiver, which can be discontinued at any time, will increase the Portfolio's yield for the period during which it is in effect.


     The Distributor and investment professionals that receive portions of the fees from the Distributor pay for the cost of printing (but not typesetting) and mailing to prospective investors prospectuses and other materials relating to the Institutional II Class, as well as for related direct mail, advertising and promotional expenses.

     The Plan does not obligate a Portfolio to reimburse the Distributor for the actual expenses that it may incur in fulfilling its obligations under the Plan on behalf of the Institutional II Class. Thus, under the Plan, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the Portfolios will not be obligated to pay more than that fee. If the Distributor's expenses are less than the fee it receives, it will retain the full amount of the fee.

TRANSFER AGENT
--------------------------------------------------------------------------------

     SEI Fund Resources, One Freedom Valley Drive, Oaks, PA 19456, provides transfer agent and related services for the Portfolios. SEI Fund Resources has subcontracted the transfer agency services to State Street Bank and Trust Company ("State Street Bank"). State Street Bank maintains shareholder accounts and records for the Portfolios.

CUSTODIAN
--------------------------------------------------------------------------------

     FMB Trust Company, National Association, 25 South Charles Street, Baltimore, MD 21201, is custodian (the "Custodian") for the securities and cash of the Fund. Under the custody agreement with the Fund, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays the Custodian a monthly fee at the annual rate of .015% of the average net assets of the Portfolios. The Custodian also charges the Fund transaction fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses.

BANKING LAW MATTERS
--------------------------------------------------------------------------------

     Banking laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of an investment company as agent for and upon the order of a customer. However, banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities. Upon advice of legal counsel, the Adviser believes that it may perform the advisory services described in this Prospectus for the Portfolios and their shareholders without violating applicable federal banking laws or regulations.

     Judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, changes in the operation of the Fund might occur. It is not anticipated, however, that any such change would affect the net asset value of the Portfolios' shares or result in any financial loss to any shareholder.

TAX MATTERS
--------------------------------------------------------------------------------

     Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     The Tax-Free Money Market Portfolio intends to pay substantially all of its dividends as "exempt interest dividends". Investors in this Portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum tax. Alternative minimum tax is currently imposed at a maximum marginal rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 will generally constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum tax liability. The Tax-Free Money Market Portfolio intends to avoid investing its assets in such private activity bonds but may do so if required by market conditions. Second, tax-exempt interest and "exempt interest dividends" derived from all municipal securities must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustments for alternative minimum tax purposes. Realized market discount on tax-exempt obligations purchased after April 30, 1993 is treated as ordinary income and not as capital gain. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

     The Tax-Free Money Market Portfolio will determine annually the percentage of its net investment income that is fully tax-exempt, the percentage which constitutes an item of tax preference for alternative minimum tax purposes and percentage that is fully taxable, and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio.

     Shareholders are urged to consult their tax advisers concerning their own tax situation, including the application of state and local income taxes to investments in a Portfolio.

GENERAL INFORMATION
--------------------------------------------------------------------------------

     ARK Funds is an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993. The Board of Trustees supervises Fund activities and reviews contractual arrangements with the companies that provide the Fund and its Portfolios with services. The Board of Trustees may authorize the Fund to offer other portfolios which may differ in the types of securities in which their assets may be invested.

     The Fund may issue an unlimited number of shares of each of its Portfolios. Each share of a Portfolio gives a shareholder one vote in Trustee elections and other matters submitted to a vote of shareholders. All shares of the Fund have equal voting rights, except that in matters affecting only a particular Portfolio or class of shares, only shares of that Portfolio or class are entitled to vote. As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings, although special meetings may be called for the purpose of voting on certain changes in the operations of a Portfolio, or the Fund, or for the election or removal of Trustees under certain circumstances.

     The Fund is composed of the following nineteen separately managed
Portfolios:
U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio (formerly Growth and Income Portfolio), Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio. The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio are non-diversified Portfolios; the remaining Portfolios are diversified Portfolios.


     The Board of Trustees of the Fund has established three classes of shares of each money market Portfolio and two classes of shares of each other Portfolio. You may obtain more information on the classes of shares not offered through this Prospectus by calling 1-800-624-4116 (inside Maryland 1-800-638-7751).

APPENDIX
--------------------------------------------------------------------------------

     ASSET-BACKED SECURITIES. The Money Market Portfolio and Tax-Free Money Market Portfolio may purchase asset-backed securities which consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. (As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.)

     BANK OBLIGATIONS. The Money Market Portfolio and Tax-Free Money Market Portfolio may purchase BANK OBLIGATIONS. These include: bankers' acceptances which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer; certificates of deposit which are negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods or issued at a discount; and time deposits which are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     COMMERCIAL PAPER. The Money Market Portfolio and Tax-Free Money Market Portfolio may purchase COMMERCIAL PAPER. Commercial paper is an obligation issued by a bank, broker-dealer, corporation and other entities for purposes such as financing its current operations.

     FOREIGN INVESTMENTS. The Money Market Portfolio and Tax-Free Money Market Portfolio may invest in EURODOLLARS, YANKEE DOLLARS and FOREIGN BANK OBLIGATIONS which involve risks that are different from investments in securities of U.S. banks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches and agencies. Foreign branches of domestic banks are not regulated by U.S. banking authorities and generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. For this purpose, domestic banks include foreign branches of domestic banks for which the domestic parent is unconditionally liable in the event the foreign branch failed to pay on its instruments for any reason.

     ILLIQUID SECURITIES. Under currently applicable regulations, each Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of in the usual course of business within seven days without taking a reduced price. Generally, securities subject to restriction on resale, variable rate demand notes, repurchase agreements with more than seven days to maturity, and time deposits are considered to be illiquid unless the adviser determines, in accordance with guidelines established by the Board of Trustees, that certain such securities are readily marketable. The absence of a trading market can make it difficult to ascertain a market value for illiquid securities, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. In addition, unless securities are registered for sale, securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

     MUNICIPAL OBLIGATIONS. The Money Market Portfolio and Tax-Free Money Market Portfolio may purchase MUNICIPAL OBLIGATIONS which are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights on municipal securities holders. A fund may own a municipal security directly or through a participation interest.

     REPURCHASE AGREEMENTS. The U.S. Government Money Market Portfolio and Money Market Portfolio may enter into REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously commits to resell that security back at a higher price. In the event of bankruptcy of the other party to either a repurchase agreement, a Portfolio could experience delays in recovering its cash. To the extent, in the meantime, the value of the securities purchased had decreased, the Portfolio could experience a loss. In all cases, the adviser must find the creditworthiness of the other party to the transaction satisfactory.

     BORROWING MONEY AND REVERSE REPURCHASE AGREEMENTS. Each Portfolio may borrow money by engaging in reverse repurchase agreements. In a reverse repurchase agreement a Portfolio sells a portfolio instrument to another party, such as a bank, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by the adviser.

     U.S. GOVERNMENT SECURITIES. U.S. Government Securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. They may be backed by the full faith and credit of the U.S. government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government and are the highest quality government securities.

     VARIABLE OR FLOATING RATE INSTRUMENTS. Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand full payment from issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. Many variable and floating rate instruments also carry demand features that permit a Portfolio to sell them at par value plus accrued interest on short notice.

     WHEN-ISSUED TRANSACTIONS. The market value of securities purchased on a when-issued or delayed-delivery basis may change before the delivery date, which could affect the market value of the assets and could increase fluctuations in a Portfolio's share price, yield and return. Ordinarily, a Portfolio will not earn interest on the securities purchased until they are delivered.

     ZERO COUPON DEBT. Zero coupon debt securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between these securities' purchase prices and their face values. Because they do not pay current income, the prices of zero coupon debt securities can be volatile when interest rates change.

ADDITIONAL INVESTMENTS FOR THE TAX-FREE MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     MUNICIPAL LEASE OBLIGATIONS are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the interest is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Portfolio. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The Portfolio will only purchase rated municipal lease obligations.

     MUNICIPAL SECURITIES include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development bonds are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk.

     REFUNDING CONTRACTS. The Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

     RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.


AK3234-9708

                                   ARK FUNDS

                      U.S. TREASURY MONEY MARKET PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                             MONEY MARKET PORTFOLIO
                        TAX-FREE MONEY MARKET PORTFOLIO
                         SHORT-TERM TREASURY PORTFOLIO
                      INTERMEDIATE FIXED INCOME PORTFOLIO
                                INCOME PORTFOLIO
                          MARYLAND TAX-FREE PORTFOLIO
                        PENNSYLVANIA TAX-FREE PORTFOLIO
                               BALANCED PORTFOLIO
                            EQUITY INCOME PORTFOLIO
                             EQUITY INDEX PORTFOLIO
                           BLUE CHIP EQUITY PORTFOLIO
                           LARGE-CAP VALUE PORTFOLIO
                            MID-CAP EQUITY PORTFOLIO
                                STOCK PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                            SPECIAL EQUITY PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                             CROSS REFERENCE SHEET

Form N-1A Item Number

Part B                                         Statement of Additional Information
10,11 . . . . . . . . . . . . . . . . . . . .  Cover Page
12. . . . . . . . . . . . . . . . . . . . . .  Description of the Fund
13 a,b,c. . . . . . . . . . . . . . . . . . .  Investment Policies and Limitations
   d. . . . . . . . . . . . . . . . . . . . .  *
14 a,b. . . . . . . . . . . . . . . . . . . .  Trustees and Officers
   c. . . . . . . . . . . . . . . . . . . . .  *
15 a,b,c. . . . . . . . . . . . . . . . . . .  *
16 a(i,ii). . . . . . . . . . . . . . . . . .  Investment Advisers
   a(iii),b,c,d . . . . . . . . . . . . . . .  Portfolio Transactions
   e. . . . . . . . . . . . . . . . . . . . .  *
   f. . . . . . . . . . . . . . . . . . . . .  Administrator and Distributor
   g. . . . . . . . . . . . . . . . . . . . .  *
   h. . . . . . . . . . . . . . . . . . . . .  Description of the Fund
   i. . . . . . . . . . . . . . . . . . . . .  Administrator and Distributor
17 a. . . . . . . . . . . . . . . . . . . . .  Portfolio Transactions
   b. . . . . . . . . . . . . . . . . . . . .  *
   c. . . . . . . . . . . . . . . . . . . . .  Portfolio Transactions
   d,e. . . . . . . . . . . . . . . . . . . .  *
18 a. . . . . . . . . . . . . . . . . . . . .  Description of the Fund
   b. . . . . . . . . . . . . . . . . . . . .  *
19 a. . . . . . . . . . . . . . . . . . . . .  Additional Purchase and Redemption Information
   b. . . . . . . . . . . . . . . . . . . . .  Valuation of Portfolio Securities
20. . . . . . . . . . . . . . . . . . . . . .  Taxes
21 a(i),(ii). . . . . . . . . . . . . . . . .  Administrator and Distributor
   a(iii),b,c . . . . . . . . . . . . . . . .  *
22. . . . . . . . . . . . . . . . . . . . . .  Performance
23. . . . . . . . . . . . . . . . . . . . . .  Financial Statements


* Not applicable.

                                    ARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                     , 1997



      This Statement of Additional Information is not a prospectus but should be
read in conjunction with the current Prospectuses dated            , 1997, for
the Retail Class, Institutional Class and Institutional II Class of ARK Funds (the "Fund"). Please retain this document for future reference. Capitalized terms used by not defined herein have the meanings given them in the Prospectuses. The Fund's Annual Report (including financial statements for the fiscal year ended April 30, 1997) is incorporated herein by reference. To obtain additional copies of the Retail Class, Institutional Class or Institutional II Class Prospectus, the Annual Report or this Statement of Additional Information, please call 1-800-ARK-FUND.



Table of Contents                                                    Page
-----------------                                                    ----
Investment Policies and Limitations                                    2
Investment Practices                                                   7
Special Considerations                                                27
Portfolio Transactions                                                40
Valuation of Portfolio Securities                                     42
Portfolio Performance                                                 44
Additional Purchase and Redemption Information                        46
Taxes                                                                 47
Trustees and Officers                                                 52
Investment Advisers                                                   54
Administrator and Distributor                                         56
Transfer Agent                                                        60
Description of the Fund                                               60
Independent Auditors                                                  63
Financial Statements                                                  63
Appendix A - Description of Indices and Ratings                       A-1
Appendix B - 1997 Tax Rates                                           B-1

                       INVESTMENT POLICIES AND LIMITATIONS

      The following policies and limitations supplement those set forth in the Retail Class Prospectus, Institutional Class Prospectus, and Institutional II Class Prospectus. Unless otherwise expressly noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage or standard will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.


      Unless otherwise expressly noted, a Portfolio's policies and limitations are not fundamental. Fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of a Portfolio. The Portfolios' investment limitations are as follows:


      Each Portfolio, as a matter of fundamental policy, may not:

      (1)   issue senior securities, except as permitted under the 1940 Act;
            and

      (2) borrow money, except that the Portfolio may (i) borrow money from a bank for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed
            33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation.

      Each Portfolio (other than the Maryland Tax-Free and Pennsylvania Tax-Free Portfolio), as a matter of fundamental policy, may not:

      (3) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.


      Each money market Portfolio and the Short-Term Treasury Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, Balanced Portfolio, Equity Income Portfolio and Capital Growth Portfolio, as a matter of fundamental policy, may not:

      (4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

      The Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio, Special Equity Portfolio and International Equity Portfolio as a matter of fundamental policy, may not:

      (4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

      All Portfolios (other than the Money Market Portfolio and Tax-Free Money Market Portfolio), as a fundamental policy, may not:

      (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      The Money Market Portfolio, as a matter of fundamental policy, may not:

      (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry except that the Money Market Portfolio may invest 25% or more of its assets in obligations of domestic banks.

      The Tax-Free Money Market Portfolio, as a matter of fundamental policy, may not:

      (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the Portfolio's total assets would be invested in securities of companies whose principal business activities are in the same industry.

      All Portfolios, as a matter of fundamental policy, may not:

      (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      All money market Portfolios, as a matter of fundamental policy, may not:

      (7) purchase or sell commodities unless acquired as a result of ownership of securities or other instruments.

      Each non-money-market Portfolio, as a matter of fundamental policy, may not:

      (7) purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling futures contracts or options on such contracts for the purpose of managing its exposure to changing interest rates, security prices, and currency exchange rates).

      Each Portfolio, as a matter of fundamental policy, may not:

      (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.


THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:


      All Portfolios, as a matter of non-fundamental policy:

      (i) do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

      The U.S. Government Money Market Portfolio and Money Market Portfolio, as a matter of non-fundamental policy:

      (ii) do not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of a Portfolio's total assets would be invested in the securities of a single issuer; provided that each Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

      The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, as a matter of non-fundamental policy:

      (ii) To meet federal tax requirements for qualification as a "regulated investment company," the Portfolios limit their investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.

      All Portfolios, as a matter of non-fundamental policy:

      (iii) will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of each Portfolio's total assets are outstanding.

      All Portfolios, as a matter of non-fundamental policy:

      (iv) do not currently intend to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

      The U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio, as a matter of non-fundamental policy:

      (v) do not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

      All Portfolios (other than the Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio), as a matter of non-fundamental policy:

      (vi) do not currently intend to purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

      All non-money-market Portfolios, as a matter of non-fundamental policy:

      (vii) do not currently intend to purchase any security if, as a result, more than 15% of each Portfolio's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      All money market Portfolios, as a matter of non-fundamental policy:

      (vii) do not currently intend to purchase any security if, as a result, more than 10% of each Portfolio's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.


      The Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio, as a matter of non-fundamental policy:


      (viii)do not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System;

      (ix) do not currently intend to invest in oil, gas or other mineral exploration or development programs or leases; and

      (x) do not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of each Portfolio's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.


      The Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio and Capital Growth Portfolio, as a matter of non-fundamental policy:


      (xi) do not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of each Portfolio's net assets. Included in that amount, but not to exceed 2% of each Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolios in units or attached to securities are not subject to these restrictions.

      The Special Equity Portfolio and International Equity Portfolio, as a matter of non-fundamental policy:

      (xii) do not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of each Portfolio's net assets. Included in that amount, but not to exceed 2% of each Portfolio's net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Portfolios in units or attached to securities are not subject to these restrictions.

      The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, as a matter of non-fundamental policy:

      (xiii)do not currently intend to invest more than 25% of their total assets in industrial revenue bonds issued by entities whose principal business activities are in the same industry.

      For purposes of fundamental limitation (5) and non-fundamental limitation
(i) of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, the Portfolio's investment adviser identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, the adviser will consider the entity or entities responsible for payment and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

                              INVESTMENT PRACTICES

DEPOSITORY RECEIPTS

      American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the United States and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

DELAYED DELIVERY TRANSACTIONS

      The Portfolios may buy securities on a delayed-delivery or when-issued basis and sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. A Portfolio may receive fees for entering into delayed-delivery transactions.

      When purchasing securities on a delayed-delivery or when-issued basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when delayed-delivery or when-issued purchases are outstanding, such purchases may result in a form of leverage. When delayed-delivery or when-issued purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

      A Portfolio may renegotiate delayed-delivery or when-issued transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY TAXABLE OBLIGATIONS

      The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio generally do not intend to invest in securities whose interest is taxable; however, from time to time the Portfolios may invest on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

      Should a Portfolio invest in taxable obligations, it would purchase securities that, in the adviser's judgment, are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. The Portfolios' standards for high-quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of A-1 and A-2. The Portfolios may also acquire unrated securities determined by the adviser to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.

      The Supreme Court of the United States has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of the Portfolios' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolios' holdings would be affected and the Board of Trustees would reevaluate the Portfolios' investment objectives and policies.

      The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio anticipate being as fully invested in municipal securities as is practicable; however, there may be occasions when as a result of maturities of portfolio securities, or sales of portfolio shares, or in order to meet redemption requests, the Portfolios may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions or to preserve credit quality, the Portfolios may be required to sell securities at a loss.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      The International Equity Portfolio may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price (i.e., a "forward foreign currency contract" or "forward contract"). The Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

      The International Equity Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes some, but not all, of the possible currency management strategies involving forward contracts that could be used by the Portfolio. The Portfolio may also use options and futures contracts relating to foreign currencies for the same purposes.

      When the Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment on the underlying security is made or received. The Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the adviser.

      The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in French francs, the Portfolio could enter into a forward contract to sell francs in return for U.S. dollars to hedge against possible declines in the value of the French franc. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the franc, for example, by entering into a forward contract to sell Deutsche marks in exchange for U.S. dollars. This type of strategy, sometimes known as a "proxy hedge", may offer advantages in terms of cost, yield or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses to the Portfolio if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

      The Portfolio may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. For example, if the Portfolio held investments denominated in Deutsche marks, the Portfolio could enter into forward contracts to sell Deutsche marks and purchase Swiss francs. This type of strategy, sometimes known as a "cross-hedge", will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

      Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

      Successful use of forward contracts will depend on the adviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the adviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the adviser increases the Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the adviser's use of forward contracts will be advantageous to the Portfolio or that they will hedge at an appropriate time.

FOREIGN INVESTMENTS


      Each Portfolio (other than the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Short-Term Treasury Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio and Equity Index Portfolio) may invest in U.S. dollar-denominated securities of foreign issuers. The Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio each may invest in foreign securities denominated in foreign currencies. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.


      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that a Portfolio's adviser will be able to anticipate these potential events or counter their effects.

      The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


      The Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.


ILLIQUID INVESTMENTS

      Each Portfolio (other than the U.S. Treasury Money Market Portfolio) may invest in illiquid investments. Illiquid investments cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, a Portfolio's adviser determines the liquidity of each Portfolio's investments and, through reports from the adviser, the Board monitors investment in illiquid instruments. In determining the liquidity of a Portfolio's investments, the adviser may consider various factors including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment), and (6) general credit quality. Investments currently considered by a Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities and government stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, over-the-counter options and swap agreements. Although restricted securities and municipal lease obligations are sometimes considered illiquid, the Portfolio's adviser may determine certain restricted securities and municipal lease obligations to be liquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation (for money market Portfolios) and priced (for other Portfolios) at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, as a result of a change in values, net assets or other circumstances, a Portfolio were in a position where more than 10% (for money market Portfolios) or 15% (for other Portfolios) of its assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

      The Special Equity Portfolio may invest in restricted securities, which are securities that generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

INDEXED SECURITIES

      Each Portfolio (other than the money market Portfolios and the Short-Term Treasury Portfolio) may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

      Each Portfolio (other than the money market Portfolios, Short-Term Treasury Portfolio, Equity Index Portfolio and International Equity Portfolio) may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Portfolio's policies regarding the quality of debt securities.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

      Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Portfolio's adviser will conduct research and analysis in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

      A loan is often administered by a bank or other financial institution which acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against the borrower. If assets held by the agent for the benefit of a Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

      The Portfolios limit the amount of total assets that they will invest in any one issuer or in issuers within the same industry (see fundamental limitations (1) and (5) for the Portfolios). For purposes of these limitations, a Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY MUNICIPAL SECURITIES

      The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio may invest a portion of their assets in lower-quality municipal securities as described in the Prospectus. While the markets for Maryland and Pennsylvania municipal securities are considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Portfolios to value their portfolio securities, and a Portfolio's ability to dispose of lower-quality bonds. The outside pricing services are monitored by a Portfolio's adviser to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

      A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

LOWER-RATED DEBT SECURITIES

      Each Portfolio (other than the money market Portfolios and the Short-Term Treasury Portfolio, Equity Index Portfolio, Special Equity Portfolio and International Equity Portfolio) may invest up to 5% of its respective assets in lower-rated debt securities (i.e., securities rated Ba or lower by Moody's or BB or lower by S&P, or having comparable ratings by other NRSROs). The Special Equity Portfolio may invest up to 35% of its assets in such securities. Lower-rated debt securities may have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

      While the market for lower-rated, high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

      The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing these debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value, and of the Portfolio to dispose of, lower-rated debt securities.

      Since the risk of default is higher for lower-rated debt securities, the research and credit analysis of a Portfolio's adviser are an especially important part of managing the Portfolio's investment in securities of this type. In considering investments in such securities for a Portfolio, its Adviser will attempt to identify those issuers whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future. The adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

      A Portfolio may choose, at its own expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

MUNICIPAL LEASE OBLIGATIONS

      The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio each may invest in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, the Portfolios will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

      Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance obligations.

      In determining the liquidity of a municipal lease obligation, a Portfolio's adviser will differentiate between direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security, or any other investment structure using a municipal lease-purchase agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

MARKET DISRUPTION RISK

      The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

      Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Portfolio. For the money market Portfolios, investing in these securities may make it more difficult to maintain a stable net asset value per share.


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PORTFOLIOS' RIGHTS AS SHAREHOLDERS

      The Portfolios do not intend to direct or administer the day-to-day operations of any company whose shares they hold. A Portfolio, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors or trustees, and the shareholders of a company when its adviser determines that such matters could have a significant effect on the value of the Portfolio's investment in the company. The activities that a Portfolio may engage in, either individually or in conjunction with other shareholders, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or trustees, or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a Portfolio could be involved in lawsuits related to such activities. A Portfolio's adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Portfolio and the risk of actual liability if the Portfolio is involved in litigation. There is no guarantee, however, that litigation against a Portfolio will not be undertaken or liabilities incurred.

REAL-ESTATE-RELATED INSTRUMENTS

      The Special Equity Portfolio may invest in real-estate-related instruments, which include real estate investment trusts (REITs), commercial and residential mortgage-backed securities and real estate financings. Real-estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real assets, overbuilding and the management and creditworthiness of the issuer. Real-estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REFUNDING CONTRACTS


      The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding obligations require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or years in the future. A Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15% to 20% of the purchase price). A Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.


REPURCHASE AGREEMENTS

      Each Portfolio (other than the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio) may invest in repurchase agreements. In a repurchase agreement, a

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Portfolio purchases a security and simultaneously commits to resell it to the seller at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. The risk associated with repurchase agreements is that a Portfolio may be unable to sell the collateral at its full value in the event of the seller's default. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio in connection with bankruptcy proceedings), it is each Portfolio's current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by its adviser pursuant to procedures established by the Board of Trustees.

REVERSE REPURCHASE AGREEMENTS

      Each Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by its adviser. These transactions may increase fluctuations in the market value of a Portfolio's assets and may be viewed as a form of leverage.

SECURITIES LENDING

      The Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio and Income Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the Portfolio's adviser.

      It is the current view of the SEC that a Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest.

Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SOVEREIGN DEBT OBLIGATIONS


      The Balanced Portfolio, Equity Income Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio and Capital Growth Portfolio may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require negotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.


STANDBY COMMITMENTS

      The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio each may invest in standby commitments. These obligations are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Portfolios may acquire standby commitments to enhance the liquidity of portfolio securities when the issuers of the commitments present minimal risk of default.

      Ordinarily a Portfolio will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolios may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio, or the valuation of the securities underlying the commitments.

      Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio and the possibility that the maturities of the underlying securities may be different from those of the commitments.

SWAP AGREEMENTS

      Each Portfolio (other than the money market Portfolios, the Short-Term Treasury Portfolio and the Equity Index Portfolio) may invest in swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if its adviser determines it is consistent with the Portfolio's investment objective and policies.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the rights to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility a Portfolio's investments and its share price and yield.

      The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Portfolios expect to be able to reduce their exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

      A Portfolio will maintain appropriate liquid assets in segregated custodial accounts to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

TENDER OPTION BONDS

      The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio may invest in tender option bonds. These bonds are created by coupling an intermediate- or long-term fixed-rate tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Tax-Free Money Market Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the adviser will, pursuant to procedures established by the Board of Trustees, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third-party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE OR FLOATING RATE INSTRUMENTS

      Each money market Portfolio (other than the U.S. Treasury Money Market Portfolio) may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Portfolio acquires a right to sell the securities that meet certain requirements set forth in Rule 2a-7 under the 1940 Act. Variable rate instruments (including instruments subject to a demand feature) that mature in 397 days or less may be deemed to have maturities equal to the period remaining until the next readjustment of the interest rate. Other variable rate instruments with demand features may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      The non-money-market Portfolios (other than the Short-Term Treasury Portfolio and Equity Index Portfolio) may invest in variable or floating rate instruments.

VARIABLE OR FLOATING RATE DEMAND OBLIGATIONS

      Each money market Portfolio (other than the U.S. Treasury Money Market Portfolio) may invest in variable or floating rate demand obligations (VRDOs/FRDOs). These obligations are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate obligations have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

      A demand obligation with a conditional demand feature must have received both a short-term and a long-term high quality rating from a NRSRO or, if unrated, have been determined by the Portfolio's adviser to be of comparable quality pursuant to procedures adopted by the Board of Trustees. A demand obligation with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board.

      A Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit a Portfolio to tender (or put) the bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. A Portfolio considers variable rate obligations structured in this way (participating VRDOs) to be essentially equivalent to other VRDOs that it may purchase. The Internal Revenue Service (the "IRS") has not ruled whether or not the interest on participating VRDOs is tax-exempt and, accordingly, the Portfolios intend to purchase these obligations based on opinions of bond counsel.

      A variable rate instrument that matures in 397 or fewer days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate obligation that matures in more than 397 days but that is subject to a demand feature that is 397 days or fewer may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate obligation that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The money market Portfolios may purchase a demand obligation with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

WARRANTS

      Warrants are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

      Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

HEDGING STRATEGIES

      FUTURES TRANSACTIONS

      The Portfolios (other than the money market Portfolios and the Short-Term Treasury Portfolio) may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). A Portfolio may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Portfolio after taking into account unrealized profits and unrealized losses on any such instruments.

      FUTURES CONTRACTS

      When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P
500. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      FUTURES MARGIN PAYMENTS

      The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

      PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES
      CONTRACTS

      By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

      WRITING PUT AND CALL OPTIONS

      When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Portfolio will be required to make margin payments to a FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

      If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

      COMBINED POSITIONS

      A Portfolio may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      CORRELATION OF PRICE CHANGES

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics than those of the securities in which it typically invests -- for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a futures contract on a broad-based stock index such as the S&P 500 -- which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

      LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

      There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

      OTC OPTIONS

      Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows a Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded.

      OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES

      Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

      The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. A Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Portfolio's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Portfolio to the value of its investments over time.

      ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

      The Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

SHORT SALES

      Each Portfolio (other than the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Short-Term Treasury Portfolio, Equity Index Portfolio and International Equity Portfolio) may enter into short sales with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings (short sales "against the box"). For example, if the Portfolio's adviser anticipates a decline in the price of the stock underlying a convertible security it holds, the Portfolio may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

      When a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

HEALTH CARE INDUSTRY

      The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demands for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; medical and technological advances that dramatically alter the need for health services or the way in which such services are delivered; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and healthcare services.

TRANSPORTATION

      Transportation debt may be issued to finance the construction of airports, toll roads, and highways. Airport bonds are dependent on the general stability of the airline industry and stability of a specific carrier which uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll-road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related services, as do the presence of alternate forms of transportation, such as public transportation.

                             SPECIAL CONSIDERATIONS


      The following information as to certain Maryland and Pennsylvania risk factors has been provided in view of the policy of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio of concentrating in Maryland and Pennsylvania municipal securities, respectively. This information constitutes only a brief summary, does not purport to be a complete description of risk factors and is principally drawn from official statements relating to securities offerings of the State of Maryland and the Commonwealth of Pennsylvania that were available as of the date of this Statement of Additional Information.



MARYLAND TAX-FREE PORTFOLIO



      According to 1990 Census reports, Maryland's population in that year was 4,797,676, reflecting an increase of 13.8% from the 1980 Census. Maryland's population in 1996 was 5,071,600. Maryland's population is concentrated in urban areas: the eight counties and Baltimore City located in the Baltimore-Washington Corridor contain 37.4% of the State's land area and 86.9% of its population. The estimated 1990 population for the Baltimore Standard Metropolitan Statistical Area was 2,382,172 and for the Maryland portion of the Washington Standard Metropolitan Statistical Area, 1,789,029. Overall, Maryland's population per square mile in 1990 was 487.7.



      Personal income in Maryland grew at annual rates between 8.1% and 9.2% in each of the years 1986 through 1988, but fell from a rate of 8.7% in 1989 to 3.0% in 1991. Commencing in 1992, however, personal income growth rebounded, increasing at annual rates of between 4.0% and 5.2% in each of the years 1992 through 1996. Similarly, per capita personal income, which had grown at rates no lower than 6.4% for the period from 1972 to 1989, grew at a rate of 4.8% in 1990 and only 1.8% in 1991. Subsequently, per capita personal income has grown at annual rates of between 3.0% and 4.3% in each of the years 1992 through 1996. Unemployment in Maryland peaked in 1982 at 8.4%, then decreased steadily to a low of 3.7% in 1989. In 1990, unemployment increased to 4.7%, and increased further to 6.0% in 1991, 6.7% in 1992 and 6.2% in 1993, before dropping to 5.1% in 1994 and 1995, and 4.9% in 1996. In April, 1997, the Maryland unemployment rate was 4.4%.



      Retail sales in Maryland dropped by 2.2% in 1991, but rebounded slightly and grew by 0.2% in 1992, 6.1% in 1993, 9.6% in 1994, 2.9% in 1995 and 1.5% in
1996, versus nationwide growth of 0.6%, 4.8%, 6.5%, 7.4%, 4.6% and 4.9% in such years, respectively.



      Services (including mining), wholesale and retail trade, government and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, industrial machinery, electronic equipment and chemical and allied products) are the leading areas of employment in the State of Maryland. In contrast to the nation as a whole, more people in Maryland are employed in government than in manufacturing (19.1% versus 7.9% in 1996). Between 1976 and 1996, manufacturing wages decreased by 25.2%, while non-manufacturing wages increased by 60.5%



      The State's total expenditures for the fiscal years ending June 30, 1993, 1994, 1995 and 1996 were $11.8 billion, $12.4 billion, $13.5 billion and $14.2 billion, respectively. The

State's General Fund, representing approximately 55% to 60% of each year's total budget, had a surplus on a budgetary basis of $55,000 in fiscal year 1991 and a deficit of $56.4 million in fiscal year 1992. These results were due primarily to revenue collections which fell short of projections, and increases in expenditures for public assistance. The Governor of Maryland reduced fiscal year 1993 appropriations by approximately $56 million to offset the fiscal year 1992 deficit. On a budgetary basis, the State's General Fund surplus rose to $10.5 million in fiscal year 1993, $60 million in 1994 and $26.5 million in 1995 (after budgeting $106 million for 1996 expenses) and $13.1 million in 1996 (of which $3.1 million was designated for fiscal 1997 operations). The State Constitution mandates a balanced budget. Balances in the Revenue Stabilization Account of the State Reserve Fund have also risen from $300,000 in 1992 to $50.9 million in 1993, $161.8 million in 1994, $286.1 million in 1995 and $461.2 million in 1996 (reflecting a net transfer to the General Fund of $56.4 million).



      In April 1996, the General Assembly approved a $14.6 billion 1997 fiscal year budget. The budget as enacted includes funds sufficient to meet all fiscal year 1996 deficiencies and to meet all specific statutory funding requirements; the budget incorporates $29 million in savings from revisions to the State personnel system and reform to the welfare and Medicare programs. When this budget was enacted, the State estimated that the General Fund surplus on a budgetary basis at June 30, 1996 would be approximately $22.5 million, in addition to which the State projected that there would be $490.4 million in the Revenue Stabilization Account of the State Reserve Fund. The State currently projects a General Fund balance on a budgetary basis of $144.5 million.



      In April 1997, the General Assembly approved a $15.4 billion 1998 fiscal year budget. This budget (i) includes funds sufficient to meet all specific statutory funding requirements; (ii) incorporates the first year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased
in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased in, in fiscal year 2001); and (iii) includes the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million. When this budget was enacted, the State estimated the General Fund surplus on a budgetary basis would be $28.2 million, in addition to which the State projected that there would be a balance of $554 million in the Revenue Stabilization Account of the State Reserve Fund.


      The State of Maryland and its various political subdivisions issue a number of different kinds of municipal obligations, including general obligation bonds supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals and universities, and certificates of participation in tax-exempt municipal leases.

      The State of Maryland issues general obligation bonds, which are payable from ad valorem property taxes. The State Constitution prohibits the contracting of State debt unless the debt is authorized by law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The State also enters into lease-purchase agreements, in which participation interests are often sold publicly as individual securities.


      As of March 1997, the State's general obligation bonds were rated "Aaa" by Moody's, "AAA" by S&P, and "AAA" by Fitch Investors Service, Inc. ("Fitch").



      The Maryland Department of Transportation issues Consolidated Transportation Bonds, which are payable out of specific excise taxes, motor vehicle taxes, and corporate income taxes, and from the general revenues of the Department. Issued to finance highway, port, transit, rail or aviation facilities, these bonds are rated "Aa" by Moody's, "AA" by S&P, and "AA" by Fitch. The Maryland Transportation Authority, a unit of the Department, issues its own revenue bonds for transportation facilities, which are payable from certain highway, bridge and tunnel tolls. These bonds are rated "A+" by S&P.



      Other State agencies which issue municipal obligations include the Maryland Stadium Authority, which has issued bonds payable from sports facility and other lease revenues and certain lottery revenues and convention center lease revenue bonds; the Maryland Water Quality Financing Administration, which issues bonds to provide loans to local governments for wastewater control projects; the Community Development Administration of the Department of Housing and Community Development, which issues mortgage revenue bonds for housing; the Maryland Environmental Service, which issues bonds secured by the revenues from its various water supply, wastewater treatment and waste management projects; and the various public institutions of higher education in Maryland (which include the University of Maryland System, Morgan State University and State University, and St. Mary's College of Maryland) which issue their own revenue bonds. None of these bonds constitute debts or pledges of the full faith and credit of the State of Maryland. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State.


      In addition, the Maryland Health and Higher Educational Facilities Authority and the Maryland Industrial Development Financing Authority issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant state and federal law. The Northeast Maryland Waste Disposal Authority, the Maryland Economic Development Corporation and the Maryland Energy Financing Administration also issue conduit revenue bonds. These bonds of these issuers are payable solely from the loan payments made by borrowers and other financing participants, and their credit quality varies with the financial strengths of these entities.

      Maryland has 24 geographical subdivisions, composed of 23 counties plus the independent City of Baltimore, which functions much like a county. Some of the counties and the City of Baltimore operate pursuant to the provisions of codes of their own adoption, while others operate pursuant to State-approved charters and State statutes.

      Maryland counties and municipalities and the City of Baltimore receive most of their revenues from ad valorem taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes and aid from the State. Their expenditures include public safety, public works, health, public welfare, court and correctional services, education, and general governmental costs.


      The economic factors affecting the State, as discussed above, also have affected the counties, municipalities and the City of Baltimore. In addition, reductions in State aid caused by State budget deficits have caused the local governments to trim expenditures and, in some cases, raise taxes.


      According to recent available ratings, general obligation bonds of Montgomery County (abutting Washington, D.C.) are rated "Aaa" by Moody's and "AAA" by S&P. Prince George's County, also in the Washington, D.C. suburbs, issues general obligation bonds rated "Aa" by Moody's and "AA-" by S&P, while Baltimore County, a separate political subdivision surrounding the City of Baltimore, issues general obligation bonds rated "Aaa" by Moody's and "AAA" by S&P and Anne Arundel County issues general obligation bonds which are rated "AA+" by both Fitch and S&P and "Aa1" by Moody's. The City of Baltimore's general obligation bonds are rated "A1" by Moody's and "A" by S&P. The other counties in Maryland all have general obligation bond ratings of "A" or better, except for Allegheny County and Garrett County, the bonds of which are rated "Baa2" and "Baa3", respectively, by Moody's. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's counties, issues general obligation bonds rated "Aa1" by Moody's and "AA" by S&P. Additionally, some of the large municipal corporations in Maryland (such as the cities of Rockville, Annapolis and Frederick) have issued general obligation bonds. There can be no assurance that these ratings will continue.


      Many of Maryland's counties and the City of Baltimore have established subsidiary agencies with bond issuing powers, such as housing authorities, parking revenue authorities, and industrial development authorities. In addition, all Maryland municipalities have the authority under State law to issue conduit revenue bonds. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full the faith and credit of the State.


PENNSYLVANIA TAX-FREE PORTFOLIO


      GENERAL


      Pennsylvania has historically been dependent on heavy industry, although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.



      In 1995, the population of Pennsylvania was 12.07 million people. According to the U.S. Bureau of the Census, Pennsylvania's population experienced a slight increase from the 1986 estimate of 11.8 million. Pennsylvania has a high proportion of persons 65 years of age or older. The Commonwealth is highly urbanized, with 79% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 44% of the Commonwealth's total population.



      Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.0% in 1993. Seasonally adjusted data for March 1996, the most recent month for which data is available, shows an unemployment rate of 5.6%, the same rate as that for the United States.


      FINANCIAL ACCOUNTING


      Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards, and/or commissions. These funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.


      Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts sand disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

      Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

      The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

      REVENUES AND EXPENDITURES

      Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts of these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (34.1% of General Fund revenues in fiscal 1995), the 2.8% personal income tax (31.3% of General Fund revenues in fiscal 1995) and the 9.99% corporate net income tax (11.7% of General Fund revenues in fiscal 1995). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major source of revenue for the Motor License Fund include the liquid fuels tax, the oil company franchise tax, aviation taxes and revenues from fees levied on heavy trucks. These revenues are restricted to the repair and construction of highway bridges and aviation programs. Lottery ticket sales revenues are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.



      Pennsylvania's major expenditures include funding for education ($6.7 billion of fiscal 1995 expenditures, the projected $6.9 billion of the fiscal 1996 budget and the proposed almost $7.0 billion of the fiscal 1997 budget) and public health and human services ($12.4 billion of fiscal 1995 expenditures, the projected $13.1 billion of the fiscal 1996 budget and the proposed decreases of the fiscal 1997 $12.9 billion budget).


      GOVERNMENTAL FUND TYPES: FINANCIAL CONDITION/RESULTS OF OPERATIONS (GAAP BASIS)


      Reduced revenue growth and increased expenses contributed to negative unreserved-undesignated fund balances of the Governmental Fund Types at the end of the 1990 and 1991 fiscal years, largely due to operating deficits in the General Fund and State Lottery Fund during those years. Actions taken during fiscal 1992, to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined Governmental Fund Types and a return to a positive fund balance. The fund balance for the Governmental Fund Types, as restated, has increased during the 1993, 1994 and 1995 fiscal years. At June 30, 1995, the fund balance totaled $1,927.6 million including an unreserved-undesignated fund balance of $104.8 million.


      GENERAL FUND:  FINANCIAL CONDITIONS/RESULTS OF OPERATIONS

      FIVE-YEAR OVERVIEW (GAAP BASIS)


      For the five-year period from fiscal 1991 through fiscal 1995, total revenues and other sources rose at a 9.1% average annual rate while total expenditures and other uses grew by 7.4% annually. Over two-thirds of the increase in total revenues and other sources during this period occurred during fiscal 1992 when a $2.7 billion tax increase was enacted to address a fiscal 1991 budget deficit and to fund increased expenditures for fiscal 1992. For the four-year period fiscal 1992 through fiscal 1995, total revenues and other sources increased at an annual average of 3.3%, less than one-half the rate of increase for the five-year period beginning with fiscal 1991. This slower rate of growth was due, in part, to tax rate reductions and other tax law revisions that restrained the growth of tax receipts for fiscal years 1993, 1994 and 1995.

      Expenditures and other uses followed a pattern similar to that for revenues, although with smaller growth rates, during the fiscal 1991 through fiscal 1995 period. Program areas having the largest increase in costs for the fiscal 1991 to fiscal 1995 period were for protection of persons and property, due to an expansion of state prisons, and for public health and welfare, due to rising caseloads, program utilization and increased prices. Recently, efforts to restrain the rapid expansion of public health and welfare program costs have resulted in expenditure increases at or below the total rate of increase for total expenditures in each fiscal year. For the period fiscal 1992 through fiscal 1995, public health and welfare costs increased by an average annual rate of 3.5%, well below the 5.2% average for total expenditures and other uses during the same period.



      Tax revenues declined in fiscal 1991 as a result of the recession in the economy. A $2.7 billion tax increase enacted for fiscal 1992 brought financial stability to the General Fund. That tax increase included several taxes with retroactive effective dates which generated some one-time revenues during fiscal 1992. The absence of those revenues in fiscal 1993 contributed to the decline in tax revenues shown for fiscal 1993. Fiscal 1994 tax revenues increased by 4.1%, but a decline in other revenues caused by the end of medical assistance pooled financing in fiscal 1993 held total revenues to a 1.8% gain. Expenditures for fiscal 1994 rose by 4.3%.



      During fiscal 1992 enactment of over $2.7 billion in General Fund tax increases and implementation of expenditure control initiatives helped the General Fund balance return to a surplus of $87.5 million at June 30, 1992. The actions taken to increase revenues and restrain expenditure growth were necessary to offset the effects on General Fund finances of a period of slow economic growth including a national economic recession. The recession caused tax revenues during fiscal 1991 to be below the amount received during fiscal 1990 while spending, particularly for public health and welfare programs to support needy individuals, increased by over 21%. Public health and welfare expenditures continued their rapid increase with a 23.9% increase during fiscal 1992 as caseloads and costs continued upward. Some of these increased costs were met through the use of pooled financing techniques that use private contributions and intergovernmental transfers to substitute for the state funds match for federal governmental grants-in-aid. Debt service expenditures escalated as the amount of tax anticipation note borrowing increased in response to the fiscal pressures brought about by slow economic growth and the recession.


      FISCAL 1992 FINANCIAL RESULTS (GAAP BASIS)


      During fiscal 1992, the General Fund recorded a $1.1 billion operating surplus. This operating surplus was achieved through legislated tax rate increases and tax base broadening measures enacted in August 1991, and by controlling expenditures through numerous cost reduction measures implemented during the fiscal year. As a result of the operating surplus, the General Fund balance increased to $87.5 million at June 30, 1992.



      FISCAL 1993 FINANCIAL RESULTS (GAAP BASIS)


      The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of $576.8 million over the prior fiscal year balance.

At June 30, 1993, the fund balance totaled $698.9 million and the unreserved-undesignated balance totaled $64.4 million.

      FISCAL 1994 BUDGET (GAAP BASIS)


      The fund balance of the General Fund increased by $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. The fund balance for June 30, 1994 was restated for the fiscal 1995 financial statements. That restatement totals $116.7 million to recognize previously unreported revenues and expenditures for fiscal 1994. The fund balance for June 30, 1994, as restated, was $776.5 million and the unreserved-undesignated balance totaled $79.1 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance and a return to a positive unreserved-undesignated balance. For the third consecutive fiscal year the increase in the unreserved-undesignated balance exceeded the increase recorded in the budgetary basis unappropriated surplus during the fiscal year.



      FISCAL 1995 BUDGET (GAAP BASIS)



      Revenues and other sources totaled $23,771.6 million, an increase of $1,135.0 million (0.5%) over the prior fiscal year. The largest increase was $817.9 million in taxes which represents a 5.6% increase over taxes in the prior fiscal year. Expenditures and other uses rose by $1,364.1 million to $23,821.4 million, an increase over the prior fiscal year of 6.1%. Consequently, an operating deficit of $49.8 million was recorded for the fiscal year and led to a fund balance decline to $688.3 million at June 30, 1995. Two items predominately contributed to the fund balance decline. First, a more comprehensive procedure was used for fiscal 1995 to compute the liabilities for certain public welfare programs leading to an increase for the year-end accruals. Second, a change to the methodology to calculate the year-end accrual for corporate tax payables increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.



      PROPOSED FISCAL 1996 BUDGET (BUDGETARY BASIS)



      The approved fiscal 1996 budget provides for $16,165.7 million in appropriations from Commonwealth funds, an increase of 2.7% over appropriations, including supplemental appropriations, for fiscal 1995. The budget includes a reform of the state-funded public assistance program that added certain categories of eligibility to the program but also limited the availability of such assistance to other eligible persons. Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the state.



      The fiscal 1996 budget is based on anticipated Commonwealth revenues, net of enacted tax changes, of $16,268.7 million, an increase over actual fiscal 1995 Commonwealth revenues of 0.3%. Excluding the estimated effects of the tax changes enacted in 1994 and 1995, Commonwealth revenues for fiscal 1996 are estimated to increase by approximately 2.9%. The fiscal 1996 revenue estimate is based on a forecast of the national economy for gross domestic product growth to slow from 4.1% in 1994 to an average annual rate for 1995 of 2.4% and then to 1.3% in 1996.



      Tax changes enacted with the fiscal 1996 budget totaled a net reduction of $282.9 million, representing an approximate 1.7% of base revenues. The largest dollar value changes were in the corporate net income tax where the scheduled 1997 reduction of the tax rate to 9.99% was accelerated to the 1995 tax year; a double-weighting was provided for the sales factor of the corporate net income apportionment calculation; and the maximum annual allowance for the net operating loss deduction was increased from $500,000 to $1 million. The fiscal 1996 cost of these corporate income tax changes is estimated to be $210.8 million representing approximately 75% of the fiscal year's tax reduction. Other major components of the tax reduction include a $12.1 million decrease for the capital stock and franchise tax from an increase in the basic exemption; $24.7 million from the repeal of the tax on annuities; and $27.9 million from an acceleration of the scheduled phase-out of the inheritance tax on transfers of certain property to a surviving spouse. A 90-day amnesty program was also authorized in the tax bill. The amnesty program was available to taxpayers from October 1995 through January 1996. Tax and interest revenues received from the tax amnesty program after payment of administration costs were credited to the appropriate fund. Receipts credited to the General Fund in excess of $67 million, plus any shortfall in delinquent tax collections below those in fiscal 1995, are to be deposited into a restricted account in the General Fund for later distribution.



      Increases in authorized spending for fiscal 1996 emphasize education. Appropriations for the basic subsidy for public schools were increased $143 million representing a 4.4% increase. This increase reversed a four-year trend of a declining budget share for education. A limited program to permit certain residents to choose the school district or private school to provide their children's education was funded in the budget, but enabling legislation for the program has yet to be enacted. The budget also contemplates several changes to certain public welfare programs. The enacted budget also included most of the Governor's proposed consolidation and elimination of several organizations and/or appropriations. The consolidated programs were absorbed within existing organizations. Savings of $5.2 million are anticipated to result from these consolidations and eliminations.



      Revised estimates for the fiscal 1996 budget were included in the Governor's February 1996 submission of his fiscal 1997 budget proposal. Supplemental appropriations funding needs were recommended totaling $54.2 million, representing 0.3% of approved appropriations for fiscal 1996. The majority of the supplemental appropriations are for the Department of Corrections to meet the additional operational costs arising from a larger inmate population than budgeted, and for the Department of Education to meet local school subsidy costs which were underestimated in the adopted budget. All anticipated supplemental appropriation needs for the Department of Public Welfare are expected to be met from a re-allocation of appropriation authority within the Department. Funding for the requested supplemental appropriations will be provided by appropriation lapses anticipated during the fiscal year. Appropriation lapses totaling $50 million from prior fiscal years' appropriations and $90 million from current fiscal year appropriations are expected. The $140 million total appropriation lapses estimated for fiscal 1996 compares to actual appreciation lapses totaling $205 million and $194 million during fiscal



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

1995 and fiscal 1994, respectively. The General Assembly has not yet approved the requested supplemental appropriations.



      Commonwealth revenues for fiscal 1996 are anticipated to be $2.5 million (less than 0.1%) over the official estimate of revenues for the fiscal year. Within the revised estimate, receipts from the corporate net income tax and interest earnings are anticipated to exceed the official estimate while receipts from the sales and use tax, the personal income tax and the gross receipts tax are anticipated to fall below their official estimate levels.



      FISCAL 1997 PROPOSED BUDGET



      In February 1996, the Governor presented his proposed fiscal 1997 budget to the General Assembly. Proposed appropriations from General Fund Commonwealth revenues total $16,189.9 million, a reduction from the estimated $16,219.9 million (including proposed supplemental appropriations) for fiscal 1996. The proposed reductions represent a decline of approximately 0.2% in appropriations from the prior fiscal year. Revenue receipts are estimated to increase by $403.9 million, or 2.5%, over anticipated receipts for fiscal 1996. The anticipated increased revenues, together with the projected $140 million of appropriation lapses during fiscal 1996 and the proposed drawdown of approximately $95 million of surplus provide the funding sources for the proposed budget. The proposed drawdown of the fiscal 1996 unappropriated surplus produces a projected 1997 fiscal year-end surplus of under $5 million, without any consideration of possible appropriation lapses for fiscal 1997.



      The decline in appropriation authority over the prior fiscal year in the proposed budget relies on several program changes. The largest changes proposed are $329 million of cost containment efforts in public health and welfare programs. The largest savings are generated by proposed changes in eligibility criteria. Savings of $249 million are projected from the elimination of medical assistance benefits for able-bodied adults without children and $40 million from tightened standards of employability for those collecting benefits. Other proposed changes, including changes contained in proposed federal welfare reform measures, provide an additional $39 million of budgetary savings. Program reductions are also planned for the residential portion of the mental health/mental retardation program that could involve a limited number of staff cuts at state institutions. The budget also relies on certain provisions of proposed federal welfare reforms. In particular, an increase in the proportion of federal funding for medical assistance is assumed which is anticipated to provide $261.8 million of additional federal funds and a commensurate reduction in required state funds. Other significant cost restraints include reductions to appropriations for the state-aided colleges and universities and no increases for the state-related colleges and universities. Funds for basic education programs to local school districts are proposed to increase slightly. The largest increase, $33.3 million, is proposed for an initiative to improve the use of technology in learning. A restructuring of the economic development programs and incentives of the Commonwealth are also proposed to combine and improve the delivery of such programs. A proposed securitization of current loans held by the Sunny Day Fund is budgeted to provide a portion of the initial capitalization for the realigned programs. The current trend of escalating costs of the corrections program continues in this budget. An amount of $80.3 million is included to meet the increased costs of the rising prison population.



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         The proposed fiscal 1997 budget includes tax reductions totaling $60.2 million. Included in the proposed reductions are a 0.25 mil reduction to the tax rate for the capital stock and franchise taxes, an exemption of certain computer services from the sales and use tax, and a $1,000 per job tax credit for newly created jobs. All require legislative enactment.



         The General Assembly is considering the Governor's proposed budget in committee deliberations and floor action on implementing legislation. The various legislative bills required to implement the proposed budget have begun to move through the legislative process. However, legislation enacting medical assistance program changes estimated in the proposed budget to produce approximately $249 million in savings was approved by the Senate but rejected by the House of Representatives. Delay in the enactment of the proposed changes beyond March 1996 will impede timely implementation of the proposed changes and, in the absence of other budgetary measures, result in higher spending than anticipated in the proposed fiscal 1997 budget. Appropriations committees of the General Assembly are considering 1997 fiscal year budget appropriations and, upon committee approval, appropriation bills will be considered by each house. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.


         COMMONWEALTH DEBT


         Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.



         General obligation debt totaled $5,045.4 million at June 30, 1995, a decrease of $30.4 million from June 30, 1994. Over the 10-year period ended June 30, 1995, total outstanding general obligation debt increased at an annual rate of 1.1% and for the five years ended June 30, 1994, at an annual rate of 1.7%. All outstanding general obligation bonds of the Commonwealth are rated AA- by S & P's, A1 by Moody's and AA- by Fitch. The ratings reflect only the views of the rating agencies.



         Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $500.0 million of tax anticipation notes for the account of the General Fund in fiscal 1996, all of which matured on June 30, 1996, and will be paid from fiscal 1996 General Fund receipts.


         Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of


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
such borrowings may not exceed three years. Currently, there are no bond anticipation notes outstanding.

         STATE-RELATED OBLIGATIONS


         Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. In addition, Pennsylvania may choose to take action to financially assist these organizations. The following agencies had debt currently outstanding as of December 31, 1995:
Delaware River Joint Toll Bridge Commission ($55.1 million), Delaware River Port Authority ($185.5 million), Pennsylvania Economic Development Financing Authority ($1,050.8 million), Pennsylvania Energy Development Authority ($121,0 million), Pennsylvania Higher Education Assistance Agency ($408.8 million), Pennsylvania Higher Educational Facilities Authority ($2,115.1 million), Pennsylvania Industrial Development Authority ($344.8 million), Pennsylvania Infrastructure Investment Authority ($13.1 million), Pennsylvania Turnpike Commission ($1,228.7 million), Philadelphia Regional Port Authority ($2.6 million), and the State Public School Building Authority ($316.2 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($164.8 million of revenue bonds outstanding as of December 31, 1995), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.49 million of the loan principal was outstanding as of December 31, 1995). The budget as finally adopted by the legislation may or may not include the amounts requested by the Governor.


         LITIGATION


         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (a) approximately 3,500 suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($32.0 million appropriated from the Motor License Fund in fiscal 1994 has been decreased to $27.0 million for fiscal 1995); (b) the ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no available estimates of potential liability), the Commonwealth then sought dismissal based on, among other things, the settlement in a similar Commonwealth court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over five years (On April 12, 1993, the court dismissed all claims except for the constitutional claims of some of the plaintiffs and two Americans with Disabilities Act claims. The district court has since denied the ACLU's motion for class certification. The parties have stipulated to a judgment against the plaintiffs in order for plaintiffs to appeal the denial of class certification to the Third Circuit. In

December of 1994, the Third Circuit reversed Judge Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the district court recently certified the class, and the parties have resumed discovery.); (c) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion (the legislature has yet to consider legislation implementing the judgment); (d) several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions (Pursuant to a Settlement Agreement dated as of April 2, 1995, the Commonwealth agreed to enter a credit in favor of one plaintiff bank in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks." As part of the settlement, the Commonwealth agreed neither to assess nor attempt to recoup any new bank tax credits which had been granted or taken by any of the intervening banks.); (e) in November 1990, the ACLU brought a class action suit on behalf of the inmates in thirteen Commonwealth correctional institutions challenging confinement conditions and including a variety of other allegations (On August 1, 1994, the parties submitted a proposed settlement agreement to the court for its review. The court held hearings on the proposed Settlement Agreement in December 1994. The court approved the Settlement Agreement with a January 17, 1995 Memorandum. On February 3, 1995, the Commonwealth paid $1.3 million in attorneys' fees to the plaintiffs' attorneys in accordance with the Agreement. The remaining $100,000 in attorneys' fees will be paid upon dismissal of the preliminary injunction relating to certain health issues. The parties are currently complying with monitoring provisions outlined in the Agreement. The monitoring phase will expire on January 6, 1998.); (f) in 1991, a consortium of public interest law firms filed a class action suit alleging that the Commonwealth had failed to comply with the 1989 federal mandate with respect to certain services for Medicaid-eligible children under the age of 21 (In July 1994, the court denied the plaintiffs' request to proceed as a class action and dismissed five of the eighteen plaintiff organizations from the case. The parties have reached a tentative settlement agreement which they have submitted to the court for approval.); (g) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts (The federal case has been stayed pending resolution of the state case and the state case is in the pre-trial discovery stage. The trial has not yet been scheduled. Following a status conference among counsel, Judge Pellegrini issued an Order, dated May 30, 1996, to consider, inter alia, the report of the Governor's Commission on Public School Finance and the course of future proceedings including trial.); (h) the Pennsylvania Medical Society sued the Commonwealth for payment of the full Medicare co-pay and deductible for outpatient services to medical assistance clients who are also eligible for Medicare (The Commonwealth received a favorable decision in U.S. District Court but the Pennsylvania Medical Society appealed the decision and won a reversal in the Third Circuit. After similarly unfavorable decisions by every other appellate court that addressed the issue, the Commonwealth implemented a new payment system effective January 23, 1995. Preliminary estimated costs to the Commonwealth are approximately $50 million per year.); and (i) on November 11, 1993, the Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection

Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth. By Act of the General Assembly in October 1994 (Act No. 1994-95), the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program. On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth entered into a Settlement Agreement pursuant to which the parties settled all claims which Envirotest might have had against the Commonwealth arising from the suspension of the emissions testing program. Under the Agreement, Envirotest is to receive $145 million, with interest at 6% per annum, payable $25 million in 1995 and $40 million in each of 1996, 1997 and 1998. An additional $15 million may be required to be paid in 1998, depending upon the results of property liquidations by Envirotest.



         PHILADELPHIA



         For the fiscal year ending June 30, 1991, Philadelphia experienced a cumulative General Fund balance deficit of $153.5 million. The audit findings for the fiscal year ending June 30, 1992 place the cumulative General Fund balance deficit at $224.9 million.



         Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 17, 1995.



         To date, PICA has issued $1,418,680,000 of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit of $224.9 million as of June 30, 1992. The audited General Fund balance of the city as of June 30, 1995 showed a surplus of approximately $80.5 million, up from approximately $1.54 million as of June 30, 1994.



         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996.


                             PORTFOLIO TRANSACTIONS


         The Portfolios' advisers seek the most favorable execution result with respect to transactions. In seeking the most favorable execution, the adviser, having in mind a Portfolio's best interest, considers all factors it deems relevant, including, by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction, taking into account market process and trends; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions.

         Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary by the price and the size of the transaction along with the quality of service. Transactions in foreign securities often involve the payment of fixed brokerage commissions, that are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the OTC markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.


         For each Portfolio, the adviser places all orders for the purchase and sale of portfolio securities and buys and sells securities for the Portfolio through a number of brokers and dealers.



         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's adviser may receive research, statistical, and quotation services from broker-dealers with which it places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the adviser and its affiliates in advising various of their clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios. The fee paid by a Portfolio to the adviser is not reduced because the adviser and its affiliates receive such services.


         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the adviser of a Portfolio may cause the Portfolio to pay a broker-dealer that provides brokerage and research services to the adviser a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Portfolio to pay any such greater commissions, the adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or the adviser's overall responsibilities to the Portfolio or its other clients. In reaching this determination, an adviser will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.


         Certain investments may be appropriate for a Portfolio and for other clients advised by the investment adviser. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but fewer than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the adviser on the same day. In each of these situations, the transactions will be allocated among the clients in a manner considered by the adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the adviser in the interest of achieving the most favorable execution for the Portfolio.



         For the fiscal year ended April 30, 1995, the Balanced Portfolio, Capital Growth Portfolio and International Equity Portfolio paid brokerage commissions of $130,320, $285,365 and $728, respectively. For the fiscal year ended April 30, 1996, the Balanced Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio and Special Equity Portfolio paid brokerage commissions of $236,236, $12,478, $568,585 and $139,254, respectively. For the fiscal year ended April 30, 1997, the Balanced Portfolio, Capital Growth Portfolio, Special Equity Portfolio, Blue Chip Equity Portfolio, Equity Income Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio and International Equity Portfolio paid brokerage commissions of $251,132, $204,310, $274,131, $61,450, $65,133,
$14,645, $63,306 and $5,747, respectively. For the fiscal year ended April 30, 1997, the Special Equity Portfolio, Blue Chip Equity Portfolio and Stock Portfolio paid brokerage commissions of $28, $112 and $350 to affiliated brokers.



         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of April 30, 1997, the Portfolios held securities of the Fund's "regular brokers or dealers" as follows: the Money Market Portfolio held corporate obligations issued by Goldman Sachs valued at $19,960,000, Smith Barney valued at $39,957,000, Merrill Lynch valued at $15,000,000, and CS First Boston valued at $29,002,000; the U.S. Government Money Market Portfolio held $96,000,000 in repurchase agreements issued by Goldman Sachs, held $180,000,000 in repurchase agreements issued by Smith Barney, and held $228,763,000 in repurchase agreements issued by CS First Boston; the Income Portfolio held $28,324,000 in repurchase agreements issued by CS First Boston; the Intermediate Fixed Income Portfolio held corporate obligations issued by Lehman Brothers Holdings valued at $1,242,000 and issued by Merrill Lynch valued at $2,129,000 and held $770,000 in repurchase agreements issued by CS First Boston; the Balanced Portfolio held common stock issued by Dean Witter Discover valued at $1,148,000 and held $3,744,000 in repurchase agreements issued by CS First Boston; the Equity Income Portfolio held $994,000 in repurchase agreements issued by CS First Boston; the Stock Portfolio held common stock issued by Dean Witter Discover valued at $689,000 and held $117,000 in repurchase agreements issued by CS First Boston; the Capital Growth Portfolio held $2,175,000 in repurchase agreements issued by CS First Boston; the Mid-Cap Equity Portfolio held common stock issued by PaineWebber Group valued at $129,000 and held $106,000 in repurchase agreements issued by CS First Boston; and the Special Equity Portfolio held $2,958,000 in repurchase agreements issued by CS First Boston.


                        VALUATION OF PORTFOLIO SECURITIES

MONEY MARKET PORTFOLIOS

         Each money market Portfolio values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the Portfolio would receive if it sold the instrument.

         Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market portfolio" are permitted by Rule 2a-7 under the 1940 Act. Each money market Portfolio must adhere to certain conditions under Rule 2a-7.


         The Board of Trustees oversees the adviser's adherence to SEC rules concerning money market portfolios, and has established procedures designed to stabilize each money market's Portfolio's net asset value per share ("NAV") at $1.00. At such intervals as they deem appropriate, the trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the trustees believe that a deviation from the Portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the trustees will take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or other unfair result. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the trustees may deem appropriate.


         During periods of declining interest rates, a Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the Portfolio would be able to obtain a somewhat higher yield than would result if the Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

SHORT-TERM TREASURY PORTFOLIO, INTERMEDIATE FIXED INCOME PORTFOLIO, INCOME PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO AND PENNSYLVANIA TAX-FREE PORTFOLIO


         Valuations of portfolio securities furnished by the pricing service utilized by the Fund are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Fund and each Portfolio's respective pricing agent under general supervision of the Board of Trustees. There are a number of pricing services available, and the Board, on the basis of evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.


BALANCED PORTFOLIO, EQUITY INCOME PORTFOLIO, EQUITY INDEX PORTFOLIO, BLUE CHIP EQUITY PORTFOLIO, LARGE-CAP VALUE PORTFOLIO, MID-CAP EQUITY PORTFOLIO, STOCK PORTFOLIO, CAPITAL GROWTH PORTFOLIO, SPECIAL EQUITY PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO

         Securities owned by each of these Portfolios are valued by various methods depending on the market or exchange on which they trade. Securities traded on a national securities exchange are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined under procedures established by the Board of Trustees.



         Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by a Portfolio are determined as of such time for the purpose of computing a Portfolio's NAV. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The pricing agent gathers all exchange rates daily at 2:00 p.m., Eastern Time, and using the last quoted price of the security in the local currency, translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to affect materially the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued pursuant to the procedures established by the Board of Trustees.


                              PORTFOLIO PERFORMANCE

YIELD CALCULATIONS

         In computing the yield of shares of a money market Portfolio for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A money market Portfolio may also calculate a compounded effective yield for its shares by compounding the base period return over a one-year period. In addition to the current yield, the money market Portfolios may quote yields in advertising based on any historical seven-day period. Yields for the shares of the money market Portfolios are calculated on the same basis as other money market portfolios, as required by regulation.


         For shares of the non-money-market Portfolios, yields used in advertising are computed by dividing the interest income for a given 30-day or one-month period, net of the Portfolio's expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the Portfolio's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of the yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.


         Income calculated for the purposes of determining yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Portfolio's yield may not equal its distribution rate, the income paid to your account, or income reported in the Portfolio's financial statements.


         For the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, a tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the Portfolio's tax-free yield. Tax-equivalent yields are calculated by dividing a Portfolio's yield by the result of one minus a stated federal or combined federal, state and city tax rate. (If only a portion of a Portfolio's yield was tax-exempt, only that portion is included in the calculation.) If any portion of a Portfolio's income is derived from obligations subject to state or federal income taxes, its tax-equivalent yield will generally be lower.



         See Appendix B for tables showing the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1997.



         For the seven-day period ended April 30, 1997, the yields and effective yields for the U.S. Treasury Money Market Portfolio were 4.74% and 4.85% (Retail Class), 5.05% and 5.18% (Institutional Class), and 4.95% and 5.08% (Institutional II Class); for the U.S. Government Money Market Portfolio were 5.22% and 5.36% (Institutional Class), and 5.12% and 5.25% (Institutional II Class); for the Money Market Portfolio were 5.12% and 5.25% (Retail Class), 5.43% and 5.57% (Institutional Class), and 5.33% and 5.47% (Institutional II Class); and for the Tax-Free Money Market Portfolio were 3.65% and 3.71% (Retail Class), 3.96% and 4.03% (Institutional Class), and 3.86% and 3.93% (Institutional II Class).



         For the 30-day period ended April 30, 1997, the yields for the Retail and Institutional Class shares of the non-money-market Portfolios were as follows: Income Portfolio - 6.00% and 6.54%; Balanced Portfolio - 2.39% and 2.75%; Capital Growth Portfolio - .10% and .35%; Special Equity Portfolio - .48% and .75%; Blue Chip Equity Portfolio - 1.01% and 1.29%; and Short-Term Treasury Portfolio - 5.50% and 5.75%. For the same 30-day period the yields for the Institutional Class shares were as follows: Intermediate Fixed Income Portfolio
- 6.20%; Maryland Tax-Free Portfolio - 4.78%; Pennsylvania Tax-Free Portfolio - 4.72%; Equity Income Portfolio - 2.63%; Mid-Cap Equity Portfolio - .70%; and Stock Portfolio - .80%.



TOTAL RETURN

         The average annual total returns for the one-year period ended April 30, 1997 for the Retail and Institutional Class shares of the Income Portfolio were 6.32% and 6.51%, respectively, and since inception (April 12, 1994 and June 14, 1993) were 6.71% and 5.61%, respectively.



         The average annual total returns for the one-year period ended April 30, 1997 for the Retail and Institutional Class shares of the Balanced Portfolio and Capital Growth Portfolio were 7.66% and 7.85%, respectively, and 13.39% and 13.46%, respectively, and since inception (March 9, 1994 and July 16, 1993) were 8.30% and 9.31%, respectively, and 9.81% and 11.04%, respectively.



         The average annual total returns for the one-year period ended April 30, 1997 and since inception (July 13, 1995) for the Institutional Class shares of the Special Equity Portfolio were (23.43%) and 7.34%. The cumulative total return of the Retail Class shares of the Special Equity Portfolio for the period from May 16, 1996 (inception) to April 30, 1997 was (27.14%).



         The average annual total returns for the one-year period ended April 30, 1997 and since inception (April 30, 1996) for the Institutional Class shares of the Blue Chip Equity Portfolio were 24.41% and 23.79%. The cumulative total return of the Retail Class shares of the Blue Chip Equity Portfolio for the period from May 16, 1996 (inception) to April 30, 1997 was 21.74%.



         The cumulative total return for the period from September 9, 1996 (inception) to April 30, 1997 for the Retail Class shares of the Short-Term Treasury Portfolio was 3.39%. The average annual total return for the one-year period ended April 30, 1997 and since inception (March 20, 1996) for the Institutional Class shares of the Short-Term Treasury Portfolio were 5.13% and 4.75%.



         The cumulative total returns for the period from January 2, 1997 (inception) to April 30, 1997 for the Retail Class shares of the Maryland Tax-Free Portfolio and the Pennsylvania Tax-Free Portfolio were 0.63% and 0.60%, respectively.



         The cumulative total returns for the period from November 18, 1996 (inception) to April 30, 1997 for the Institutional Class shares of the Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Equity Income Portfolio, Mid-Cap Equity Portfolio and Stock Portfolio were: 0.78%, 0.89%, 1.32%, 7.88%, 1.98% and 8.04%, respectively.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each Portfolio is open for business and its NAV is calculated each day that the Federal Reserve Bank of New York ("FRB") and the New York Stock Exchange ("NYSE") are open for trading (a "Business Day"). The NAV of the Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Equity Income, Equity Index Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio is determined at the close of business of the NYSE, normally 4:00 p.m., Eastern Time ("4:00 p.m."). Shares purchased at 4:00 p.m. begin to earn dividends on the following Business Day.



         The NAV of the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio is determined at 12:00 noon, Eastern Time ("12:00 noon"), and the close of business of the NYSE, normally 4:00 p.m. The NAV of the U.S. Government Money Market Portfolio and Money Market Portfolio is determined at 5:00 p.m., Eastern Time ("5:00 p.m.").



         The following holiday closings have been scheduled for 1997 and the Fund expects the schedule to be the same in the future: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. When the NYSE or the FRB is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, each Portfolio will determine its NAV at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that securities held by a Portfolio are traded in other markets on days the NYSE or FRB is closed (when investors do not have access to the Portfolio to purchase or redeem shares), the Portfolio's NAV may be significantly affected.


         If, in the opinion of the Board of Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of the Portfolio. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.


                                      TAXES



         The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.



         The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.



         Each Portfolio calculates dividend and capital gain distributions separately, and is treated as a separate entity in all respects for tax purposes.

TAXATION OF THE PORTFOLIOS



         Each Portfolio intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). In addition, at the close of each quarter of the Portfolio's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other
RICs), or in two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, a Portfolio will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.



         Under Subchapter M of the Code, a Portfolio is exempt from federal income tax on its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).



         If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends".



         The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. Each Portfolio intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax.

However, a Portfolio may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.



TAXATION OF SHAREHOLDERS



         Distributions from each Portfolio's taxable net investment income and short-term capital gain are taxed as dividends. Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of a Portfolio will be taxed to shareholders as long-term capital gains at a maximum marginal rate of 28%, regardless of the length of time a shareholder has held shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed as ordinary income at a maximum marginal rate of 39.6%. Corporate taxpayers are currently taxed at the same maximum marginal rates on both ordinary income and capital gains. A portion of the dividends may qualify for the dividends received deduction for corporations. The Portfolios' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and payable to shareholders of record in such month, if paid in January of the following year, will be taxed as though paid on December 31. The Portfolios will send non-corporate shareholders a tax statement by January 31 showing the tax status of the distributions received in the prior year. Shareholders also will be notified as to the portion of distributions from the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio that are exempt from federal income taxes. It is suggested that shareholders keep all statements received to assist in personal record keeping.



         Shareholders may realize a capital gain or loss when they redeem (sell) or exchange shares of the Portfolios. For most types of accounts, the Portfolios will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements for use in determining their tax. Long-term capital gains earned by the Portfolios on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time that shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Portfolios, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Portfolios are taxable to shareholders as dividends, not as capital gains.



         If capital gain distributions have been made with respect to shares of a Portfolio that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss.



         On the record date for a distribution or dividend, the applicable Portfolio's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date ("buying a dividend"), they would pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


TAX-FREE MONEY MARKET PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO AND PENNSYLVANIA TAX-FREE PORTFOLIO


         Dividends paid by these Portfolios to shareholders out of tax-exempt interest income earned by the Portfolios (exempt-interest dividends) generally will not be subject to federal income tax paid by the Portfolios' shareholders. However, persons who are "substantial users" or "related persons" of facilities financed by private activity bonds held by the Portfolios may be subject to tax on their pro-rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of the Portfolios. Realized market discount on tax-exempt obligations purchased after April 30, 1993 is treated as ordinary income and not as a capital gain. Dividends paid by Portfolio out of its taxable net investment income (including realized net short-term capital gains, if any) are taxable to shareholders as ordinary income notwithstanding that such dividends are reinvested in additional shares of the Portfolio. The "exempt interest dividend" portion of a distribution is determined by the ratio of the tax-exempt income to total income realized by a Portfolio for the entire year and, thus, is an annual average, rather than a day-to-day determination for each shareholder. Distributions of long-term capital gains, if any, are taxable as long-term capital gains to the shareholder receiving them regardless of the length of time he or she may have held his or her shares. Under current tax law (1) interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations, although for regular federal income tax purposes such interest remains fully tax-exempt, and (2) interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for federal alternative minimum tax purposes. Because the Portfolios expect to purchase private activity bonds, a portion (not expected to exceed 20%) of each Portfolio's exempt-interest dividends may constitute an item of tax preference for those shareholders subject to the federal alternative minimum tax.


         Interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolios generally is not deductible for federal income tax purposes. Under IRS rules for determining when borrowed funds are used for purchasing or carrying particular assets, shares of the Portfolios may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

         The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Portfolio may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Portfolio which may differ from the federal income tax consequences described above.

         Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.

         The Portfolios purchase municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based upon covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

         Corporate investors should note that a tax preference item for purposes of the corporate Alternative Minimum Tax is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of exempt-interest dividend.

         Shares of the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts, because such plans and accounts are generally tax-exempt. Therefore, such plans and accounts would not gain any additional benefit from the tax-exempt status of the Portfolios' dividends and, moreover, such dividends would be taxable when distributed to the beneficiary.

MARYLAND TAX MATTERS

         To the extent that dividends paid by the Portfolios qualify as exempt-interest dividends of a regulated investment company, the portion of exempt-interest dividends that represents interest received by the Portfolios on obligations (a) of Maryland or its political subdivisions and authorities, or
(b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Portfolios.

         In addition, gains realized by the Portfolios from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or by the United States or an authority, commission or instrumentality of the United States, will not be subject to Maryland state and local income taxes. To the extent that distributions of the Portfolios are attributable to sources other than those described in the preceding sentences, such as interest received by the Portfolios on obligations issued by states other than Maryland or capital gains realized on obligations issued by U.S. territories and possessions and from states other than Maryland, and income earned on repurchase agreements, such distributions will be subject to Maryland state and local income taxes. Income earned on certain private activity bonds which the Portfolios might hold will constitute a Maryland tax preference for individual shareholders. In addition, capital gains realized by a shareholder upon a redemption or exchange of Portfolio shares will be subject to Maryland state and local income taxes.

PENNSYLVANIA TAX MATTERS

         To the extent that dividends paid by the Portfolios qualify as exempt-interest dividends of a regulated investment company, the portion of exempt-interest dividends that represents interest received by the Portfolios on obligations (a) of Pennsylvania or its political subdivisions and authorities, or (b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Pennsylvania state and local income taxes when allocated or distributed to a shareholder of the Portfolios.

         In addition, gains realized by the Portfolios from the sale or exchange of a bond issued by Pennsylvania or a political subdivision of Pennsylvania, or by the United States or an authority, commission or instrumentality of the United States, will not be subject to Pennsylvania state and local income taxes. To the extent that distributions of the Portfolios are attributable to sources other than those described in the preceding sentences, such as interest received by the Portfolios on obligations issued by states other than Pennsylvania or capital gains realized on obligations issued by U.S. territories and possessions and from states other than Pennsylvania, and income earned on repurchase agreements, such distributions will be subject to Pennsylvania state and local income taxes. Income earned on certain private activity bonds which the Portfolios might hold will constitute a Pennsylvania tax preference for individual shareholders. In addition, capital gains realized by a shareholder upon a redemption or exchange of Portfolio shares will be subject to Pennsylvania state and local income taxes.


OTHER TAX INFORMATION


         In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.


         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.


                              TRUSTEES AND OFFICERS


         The trustees and officers of the Fund and their principal occupations during the past five years are set forth below. Each trustee who is an "interested person" of the Fund (as defined in the 1940 Act) is indicated by an asterisk (*). Unless otherwise indicated the business address of each is One Freedom Valley Drive, Oaks, PA 19456.



         William H. Cowie, Jr., 1408 Ruxton Road, Baltimore, MD 21204. Date of
Birth: 1/24/31. Trustee since 1993. Prior to retirement, Mr. Cowie was Chief Financial Officer (1991-1995) of Pencor, Inc. (developers of environmental projects). Prior to 1991, Mr. Cowie was Vice Chairman of Signet Banking Corporation.

         Charlotte R. Kerr, American City Building, 10227 Wincopin Circle, Suite 108, Columbia, MD 21044. Date of Birth: 9/26/46. Trustee since 1993. Ms. Kerr is Practitioner and faculty member at the Traditional Acupuncture Institute.



         *David D. Downes, 210 Allegheny Ave., Towson, MD 21204. Date of Birth 7/16/35. President and Trustee since 1995. Mr. Downes is an attorney in private practice (since October 1996). Prior thereto he was a partner (1989-1995) and of counsel (1995-Sept. 1996) of Venable, Baetjer & Howard (law firm).



         George K. Reynolds, III, 233 East Redwood Street, Baltimore, MD 21286. Date of Birth: 3/12/46. Trustee since 1993. Mr. Reynolds is Chairman of the Trusts & Estates Department at, and a Partner of, Gordon, Feinblatt, Rothman, Hoffberger & Hollander (law firm). Prior to 1991, Mr. Reynolds was a Partner of Venable, Baetjer & Howard (law firm).


         Thomas Schweizer, 6 Betty Bush Lane, Baltimore, MD 21212. Date of
Birth: 8/21/22. Trustee since 1993. Prior to his retirement in 1987, Mr. Schweizer was self-employed. He currently is a board member of various charity organizations and hospitals.


         James F. Volk, Controller. Date of Birth 8/28/62. Controller, Treasurer and Chief Financial Officer since March 1997. Mr. Volk is Director of Investment Accounting Operations. He joined Fund Resources in February 1996 and is co-director of the International Fund Accounting Group. From December 1993 to January 1996, Mr. Volk was Assistant Chief Accountant of the Securities and Exchange Commission's Division of Investment Management. Prior to December 1993, Mr. Volk spent nine years with Coopers & Lybrand L.L.P., most recently as a senior manager.



         Kathryn L. Stanton. Date of Birth 11/18/58. Vice President and Assistant Secretary since November 1995. Secretary since June 1996. Ms. Stanton is Vice President and Assistant Secretary of SEI Corporation, since 1994. Prior to 1994, Ms. Stanton was an Associate with Morgan, Lewis & Bockius (law firm) since 1989.



         Sandra K. Orlow. Date of Birth: 10/18/53. Vice President and Assistant Secretary since November 1995. Ms. Orlow is Vice President and Assistant Secretary of SEI Corporation since 1983.



         Kevin P. Robins. Date of Birth 4/15/61. Vice President and Assistant Secretary since November 1995. Mr. Robins is Senior Vice President, General Counsel and Secretary of SEI Corporation since 1994. Prior to 1994, Mr. Robins was Vice President and Assistant Secretary of SEI Corporation. Prior to 1992, Mr. Robins was an Associate with Morgan Lewis & Bockius (law firm) since 1988.



         Todd Cipperman. Date of Birth: 2/14/66. Vice President and Assistant Secretary since November 1995. Mr. Cipperman is Vice President and Assistant Secretary of SEI Corporation since 1995. From 1994 to May 1995, Mr. Cipperman was an Associate with Dewey Ballentine (law firm). Prior to 1994, Mr. Cipperman was an Associate with Winston & Strawn (law firm) since 1991.

         Barbara A. Nugent. Date of Birth: 6/18/56. Vice President and Assistant Secretary since June 1996. Ms. Nugent is Vice President and Assistant Secretary of SEI Corporation since April 1996. Prior to April 1996, Ms. Nugent was an Associate with Drinker, Biddle & Reath (law firm) from 1994 to 1996. Prior to 1994, Ms. Nugent was Assistant Vice President/Administration of Delaware Service Company, Inc. (from 1992 to 1993) and Assistant Vice President-Operations of Delaware Service Company, Inc. (from 1988 to 1992).



         Marc H. Cahn. Date of Birth: 6/19/57. Vice President and Assistant Secretary since June 1996. Mr. Cahn is Vice President and Assistant Secretary of SEI Corporation since May 1996. Prior to May 1996, Mr. Cahn was Associate General Counsel for Barclays Bank PLC (from May 1995 to May 1996). Prior to joining Barclays, Mr. Cahn was ERISA counsel for First Fidelity Bancorporation (from 1994 to 1995). Prior to 1994, Mr. Cahn was an Associate with Morgan, Lewis & Bockius (law firm) from 1989 to 1994.



         The following table sets forth information describing the compensation of each current trustee of the Fund for his or her services as trustee for the fiscal year ended April 30, 1997



                           TRUSTEE COMPENSATION TABLE


                                                      Pension or           Estimated
                                                      Retirement             Annual              Total
                                   Aggregate       Benefits Accrued        Retirement        Compensation
                                 Compensation          from the               from               from
                                   from the          Fund Complex*          the Fund           the Fund
Name of Trustee                      Fund                                   Complex*           Complex*
William H. Cowie, Jr                 $7,500              $    0              $    0              $7,500

David D. Downes                      $7,500                   0                   0              $7,500

Charlotte Kerr                       $7,500                   0                   0              $7,500

George K. Reynolds, III              $7,500                   0                   0              $7,500

Thomas Schweizer                     $7,500                   0                   0              $7,500



* The Fund's trustees do not receive any pension or retirement benefits from the Fund as compensation for their services as trustees of the Fund. The Fund, a Massachusetts business trust, is the sole investment company in the fund complex.


                               INVESTMENT ADVISERS

         Pursuant to advisory contracts with the Fund dated April 12, 1993 and July 13, 1995, Allied Investment Advisors, Inc. ("AIA") furnishes, at its own expense, all services, facilities and personnel necessary to manage each applicable Portfolio's investments and effect portfolio transactions on its behalf. Pursuant to an advisory contract with the Fund dated June 7, 1994, AIB Investment Managers Limited ("AIBIM") furnishes at its own expense, all services, facilities and personnel necessary to manage the International Equity Portfolio's investments and effect portfolio transactions on its behalf.


         The advisory contracts have been approved by the Board of Trustees and will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Portfolio, and in either case by a majority of the trustees who are not parties to the advisory contract or interested persons of any such party, at a meeting called for the purpose of voting on the advisory contract. Each advisory contract is terminable with respect to a Portfolio without penalty on 60 days' written notice when authorized either by vote of the shareholders of the Portfolio or by a vote of a majority of the trustees, or by the adviser, on 60 days' written notice, and will automatically terminate in the event of its assignment.



         The advisory contracts provide that, with respect to each Portfolio, neither the adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance by the adviser of its duties or by reason of reckless disregard of its obligations and duties under the advisory contract. The advisory contracts provide that the adviser may render services to others.



         The fees paid pursuant to the advisory contracts are accrued daily and paid monthly. For its services, an adviser is entitled to receive the fee with respect to a Portfolio at the annual rates set forth below:


                                                                             % of
       Portfolio                                                      Average Net Assets
       ---------                                                      ------------------
Money Market Portfolios                                                      .25
Short-Term Treasury Portfolio                                                .35
Intermediate Fixed Income Portfolio                                          .60
Income Portfolio                                                             .50
Maryland Tax-Free Portfolio                                                  .50
Pennsylvania Tax-Free Portfolio                                              .50
Balanced Portfolio                                                           .55
Equity Income Portfolio                                                      .70
Equity Index Portfolio                                                       .20
Blue Chip Equity Portfolio                                                   .60
Large-Cap Value Portfolio                                                    .70
Mid-Cap Equity Portfolio                                                     .70
Stock Portfolio                                                              .70
Capital Growth Portfolio                                                     .60
Special Equity Portfolio                                                     .60
International Equity Portfolio                                               .80


         For the fiscal year ended April 30, 1997, the advisory fee payable to AIA with respect to the U.S. Treasury Money Market Portfolio was $868,468 of which $208,427 was waived; with respect to the U.S. Government Money Market Portfolio was $2,979,910 of which $1,311,172 was waived; with respect to the Money Market Portfolio was $1,152,587 of which $688,387 was waived; with respect to the Tax-Free Money Market Portfolio was $293,764 of which $188,010 was waived; with respect to the Income Portfolio was $1,065,590; with respect to the Balanced Portfolio was $534,609; with respect to the Capital Growth Portfolio was $230,061 of which $171,884 was waived; with respect to the Special Equity Portfolio was $149,991; with respect to the Short-Term Treasury Portfolio was

$113,265 of which $16,181 was waived; with respect to the Blue Chip Equity Portfolio was $155,125 of which $51,706 was waived; with respect to the Intermediate Fixed Income Portfolio was $210,973 of which $52,655 was waived; with respect to the Maryland Tax-Free Portfolio was $190,624 of which $18,909 was waived; with respect to the Pennsylvania Tax-Free Portfolio was $52,803 of which $13,698 was waived; with respect to the Equity Income Portfolio was $262,270 of which $37,287 was waived; with respect to the Mid-Cap Equity Portfolio was $83,933 of which $5,948 was waived; and with respect to the Stock Portfolio was $134,106 of which $9,472 was waived.



         For the fiscal year ended April 30, 1997, the advisory fee payable to AIBIM with respect to the International Equity Portfolio was $28,959 of which $13,067 was waived.



         For the fiscal year ended April 30, 1996, the advisory fee payable to the AIA with respect to the U.S. Treasury Money Market Portfolio was $789,999 of which $229,349 was waived; with respect to U.S. Government Money Market Portfolio was $2,141,782 of which $912,609 was waived; with respect to the Money Market Portfolio was $1,032,206 of which $584,933 was waived; with respect to the Tax-Free Money Market Portfolio was $240,665 of which $155,812 was waived; with respect to the Income Portfolio was $561,728; with respect to the Balanced Portfolio was $566,946; with respect to the Capital Growth Portfolio was $271,262 of which $271,262 was waived; with respect to the Special Equity Portfolio was $65,324; with respect to the Short-Term Treasury Portfolio was $7,030 of which $1,004 was waived; and with respect to the Blue Chip Equity Portfolio was $5,183 of which $5,183 was waived.



         For the fiscal year ended April 30, 1996, the advisory fee payable to AIBIM with respect to the International Equity Portfolio was $25,825 of which $25,825 was waived.


         In addition to receiving its advisory fee an adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Portfolio. In some instances an adviser may elect to credit against any investment management fee received from a client who is also a shareholder in a Portfolio an amount equal to all or a portion of the fee received by the adviser, or its affiliate, from a Portfolio with respect to the client's assets invested in the Portfolio.


         Each Portfolio has, under its advisory contract, confirmed its obligation to pay all expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; organization costs and costs of maintaining existence; costs of preparing and printing the Portfolios' prospectuses, statements of additional information and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio accounting and other required books and accounts of calculating the NAV of shares of the Portfolios; costs of reproduction, stationery and supplies; compensation of trustees and officers of the Portfolios and costs of other personnel performing services for the Portfolios who are not officers of the Administrator or Distributor, or their respective affiliates; costs of shareholder meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable under the advisory contracts and under the administration agreement, and all other fees and expenses paid by the Portfolios.

                          ADMINISTRATOR AND DISTRIBUTOR



ADMINISTRATOR



         SEI Fund Resources serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Portfolios, except those performed by the advisers under the advisory contracts, by the Distributor under the distribution agreement and by the Custodian under the custodian agreement.



         Under its administration agreement with the Fund, the Administrator has agreed to maintain office facilities for the Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Fund's operations other than those discussed above. Under the administration agreement, the Administrator also provides fund accounting and related accounting services. The Administrator may delegate its responsibilities under the administration agreement with the Fund's written approval.



         The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, PA 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds:
SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Asset Allocation Trust, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds(R), Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., Investor Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, Monitor Funds, FMB Funds, Inc., STI Classic Variable Trust, TIP Funds, CrestFunds, Inc., First American Strategy Funds, Inc., HighMark Funds and Expedition Funds.



         For the fiscal year ended April 30, 1997, the administration fee payable to the Administrator with respect to the U.S. Treasury Money Market Portfolio was $451,599; with respect to the U.S. Government Money Market Portfolio was $1,549,513; with respect to the Money Market Portfolio was $599,341 of which $15,103 was waived; with respect to the Tax-Free Money Market Portfolio was $153,254; with respect to the Income Portfolio was $277,052; with respect to the Balanced Portfolio was $126,362; with respect to the Capital Growth Portfolio was $49,846; with respect to the Special Equity Portfolio was $32,496; with respect to Blue Chip Equity Portfolio was $34,734; with respect to the Short-Term Treasury Portfolio was $42,070; with respect to the Intermediate Fixed Income Portfolio was $45,699; with respect to the Maryland Tax-Free Portfolio was $49,562; with respect to the Pennsylvania Tax-Free Portfolio was $13,729; with respect to the Equity Income Portfolio was $48,707; with respect to the Mid-Cap Equity Portfolio was $15,587; with respect to the Stock Portfolio was $24,905; and with respect to the International Equity Portfolio was $4,706.

         For the period from November 1, 1995 to April 30, 1996, the administration fee payable to the Administrator with respect to the U.S. Treasury Money Market Portfolio was $225,676; with respect to the U.S. Government Money Market Portfolio was $650,384; with respect to the Money Market Portfolio was $247,642; with respect to the Tax-Free Money Market Portfolio was $49,434; with respect to the Income Portfolio was $97,928; with respect to the Balanced Portfolio was $69,636; with respect to the Capital Growth Portfolio was $27,723; with respect to the Special Equity Portfolio was $11,805; with respect to the Short-Term Treasury Portfolio was $2,611; and with respect to the International Equity Portfolio was $2,178. Prior to November 1, 1995, Fidelity Distributors Corporation served as administrator of the Fund.



DISTRIBUTOR



         SEI Investments Distribution Co. (formerly SEI Financial Services Company) serves as the distributor (the "Distributor") of the Fund. The Distributor offers shares continuously and has agreed to use its best efforts to solicit purchase orders.


DISTRIBUTION PLAN


         The Board of Trustees has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule") on behalf of the Retail Class of each Portfolio and Institutional II Class of each money market Portfolio. The Plan allows the Retail Class and Institutional II Class of a Portfolio to pay the Distributor a distribution fee at the annual rate of up to
 .75% of the average net assets of such class, or such lesser amount as approved from time to time by the Board. These fees may be used to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of Retail Class and Institutional II Class shares, including, but not limited to: advertising the availability of services and products; designing material to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit sales and to answer questions from prospective and existing investors about the Retail Class and Institutional II Class; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between Retail Class or Institutional II Class shareholders and the Portfolios, including obtaining information from the Portfolios regarding the Retail Class and Institutional II Class and providing Retail Class and Institutional II Class performance and other information about the Portfolios; and providing additional distribution-related services.



         The Plan has been approved by the Board of Trustees, including the majority of disinterested trustees, and by the sole shareholder of the Retail Class and Institutional II Class. As required by the Rule, the Board considered all pertinent factors relating to the implementation of the Plan prior to its approval, and the trustees have determined that there is a reasonable likelihood that the Plan will benefit the Retail Class and Institutional II Class and their respective shareholders. To the extent that the Plan provides greater flexibility in connection with the distribution of Retail Class and Institutional II Class shares, additional sales of Retail Class and Institutional II Class shares may result.

         The Board has approved a distribution fee of .10% of the average net assets of the Institutional II Class. For the fiscal year ended April 30, 1997, the Institutional II Class of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid distribution fees of $66,804, $36,168, $50,764 and $15,761, respectively.



         The Board has approved distribution fees based on the following percentages of the average daily net assets of the Retail Class: .25% for each money market Portfolio; .30% for the Income Portfolio, Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio; .40% for the Short-Term Treasury Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio; and .55% for the Blue Chip Equity Portfolio. For the fiscal year ended April 30, 1997, the Retail Class of the Portfolios paid distribution fees in the following amounts: $22,015 for the U.S. Treasury Money Market Portfolio, $289,567 for the Money Market Portfolio, $37,126 for the Tax-Free Money Market Portfolio, $9,079 for the Income Portfolio, $9,941 for the Balanced Portfolio, $3,078 for the Capital Growth Portfolio, $816 for the Special Equity Portfolio, $6,078 for the Blue Chip Equity Portfolio, $14,292 for the Short-Term Treasury Portfolio, $3,451 for the Maryland Tax-Free Portfolio and $314 for the Pennsylvania Tax-Free Portfolio.



         As of the date of this Statement of Additional Information, all distribution fees received by the Distributor under the Plan are paid to qualified securities brokers or financial institutions or other investment professionals in respect of their Retail Class and Institutional II Class share accounts. The Plan is a compensation plan because the Distributor is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan. The Distributor may spend more for marketing and distribution than it receives in fees. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, the Distributor could be said to have received a profit. For example, if the Distributor pays $1 for distribution-related expenses and receives $2 under the Plan, the $1 difference could be said to be a profit for the Distributor. If, after payments by the Distributor for marketing and distribution, there are any remaining fees which have been paid under the Plan, they may be used as the Distributor may elect. Since the amounts payable under the Plan are commingled with the Distributor's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of the Distributor's overhead expenses will be paid out of distribution fees and that these expenses may include the costs of leases, depreciation, communications, salaries, training and supplies.

SHAREHOLDER SERVICES PLAN


         The Board of Trustees has adopted a Shareholder Services Plan on behalf of the Retail Class of the Portfolios to compensate qualified recipients for individual shareholder services and account maintenance. These functions include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record keeping and maintenance. For these services the participating qualified recipients are paid a service fee at the annual rate of up to .25% of average net assets of the Retail Class of each Portfolio or such lesser amount as may be approved by the Board. Currently, the Board has approved a fee for shareholder services of .15% of average net assets of the Retail Class of each Portfolio.



         For the fiscal year ended April 30, 1997, the Retail Class of the U.S. Treasury Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid shareholder servicing fees of $6,142, $69,190 and $10,416, respectively.



         For the period from November 1, 1995 to April 30, 1996, the Retail Class of the U.S. Treasury Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid shareholder servicing fees of $907, $28,324 and $4,073, respectively.


                                 TRANSFER AGENT

         The Fund has a Transfer Agency and Services Agreement dated November 1, 1995, with SEI Fund Resources. SEI Fund Resources has subcontracted transfer agency services to State Street Bank and Trust Company ("State Street Bank"). State Street Bank maintains an account for each shareholder, provides tax reporting for each Portfolio, performs other transfer agency functions and acts as dividend disbursing agent for each Portfolio.

                             DESCRIPTION OF THE FUND

TRUST ORGANIZATION


         The U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio are series of ARK Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993. A supplement to the Declaration of Trust was executed and filed on March 23, 1993. The Declaration of Trust permits the Board to create additional series and classes of shares.



         In the event that an affiliate of Allied Irish Banks, p.l.c. ceases to be the investment adviser to the Portfolios, the right of the Fund and Portfolio to use the identifying name "ARK" may be withdrawn.

         The assets of the Fund received for the issue or sale of shares of a Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolio, and constitute the underlying assets thereof. The underlying assets of a Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to the Portfolio and with a share of the general expenses of the Fund. General expenses of the Fund are allocated in proportion to the asset value of the respective Portfolios, except where allocations of direct expense can otherwise fairly be made. The officers of the Fund, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Fund, shareholders of a Portfolio are entitled to receive as a class the underlying assets of the Portfolio available for distribution.


SHAREHOLDER AND TRUSTEE LIABILITY


         The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Fund shall not have any claim against shareholders, except for the payment of the purchase price of shares, and requires that each agreement, obligation or instrument entered into or executed by the Fund or the trustees shall include a provision limiting the obligations created thereby to the Fund and its assets. The Declaration of Trust provides for indemnification out of a Portfolio's property of any shareholders of the Portfolio held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. AIA and AIBIM believe that, in view of the above, the risk of personal liability to shareholders is remote.


         The Declaration of Trust further provides that the trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

SHARES


         Shares of a Portfolio of any class are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders may, as set forth in the Declaration of Trust, call meetings for any purpose related to the Fund, a Portfolio or a class, respectively, including in the case of a meeting of the entire Fund, the purpose of voting on removal of one or more trustees. The Fund or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolio. If not so terminated, the Fund and the Portfolios will continue indefinitely.

         As of August 6, 1997, the officers and trustees of the Fund owned less than 1% of the outstanding shares of any Portfolio and the following persons owned beneficially more than 5% of the outstanding shares of:


         U.S. TREASURY MONEY MARKET PORTFOLIO:


         Institutional Class - First National Bank of Maryland F.I.L.M. Investment Account (51.88%).



         Institutional II Class - World Wildlife Fund LPC (6.27%).


         MONEY MARKET PORTFOLIO:


         Institutional Class - Capital Re-Insurance (22.80%).



         Institutional II Class - Roman Catholic Clergy MD Province of Society of Jesus (34.22%) and Piper & Marbury L.L.P. Estates and Trusts Group, Client Custody Accounts (8.98%).


         TAX-FREE MONEY MARKET PORTFOLIO:


         Institutional Class - Industrial Development Authority of Mayor City Council of Baltimore (16.10%).



         Institutional II Class - Charles-Fulton Trustee PC-TTE (5.57%) and Gaye G. Haynes, PC (8.61%).



         INTERMEDIATE FIXED INCOME PORTFOLIO:



         Institutional Class - Georgetown University Workers Compensation Plan (6.82%).


         INCOME PORTFOLIO:


         Institutional Class - International Brotherhood of Electrical Workers Officers, Representatives and Assistants Pension Plan (19.33%) and International Brotherhood of Electrical Workers Office Employee Pension Plan (6.07%).



         PENNSYLVANIA TAX-FREE PORTFOLIO:



         Institutional Class - Coastal Steel Co., Inc. (9.43%).



         BLUE CHIP EQUITY PORTFOLIO:



         Institutional Class - International Brotherhood of Electrical Workers Officers, Representatives and Assistants Pension Plan (11.14%).



         CAPITAL GROWTH PORTFOLIO:



         Institutional Class - First Maryland Bancorp Capital Accumulation Retirement Plan Core Equity Account (41.52%).

         SPECIAL EQUITY PORTFOLIO:



         Institutional Class - International Brotherhood of Electrical Workers Officers, Representatives and Assistants Pension Plan (19.55%), First Maryland Bancorp Pension Plan (19.61%), International Brotherhood of Electrical Workers Office Employees Pension Plan (5.63%), SHD-York Health System Pension Plan (6.66%) and First Maryland Bancorp Cap Aggr Sp Equity (6.98%).



         INTERNATIONAL EQUITY PORTFOLIO:



         Institutional Class - AIB FBO Sisters of St. Joseph of Orange (99.55%).


         A shareholder owning beneficially more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Portfolio's other shareholders. First Maryland or its affiliates, however, may receive voting instructions from certain underlying customer accounts and will vote the shares in accordance with those instructions. In the absence of such instructions, First Maryland or its affiliates will vote those shares in the same proportion as it votes the shares for which it has received instructions from its customers and fiduciary accounts.


                              INDEPENDENT AUDITORS



         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, independent auditors, has been selected as the auditor for the Fund. KPMG Peat Marwick LLP will examine financial statements of the Portfolios and will provide other audit, tax and related services.


                              FINANCIAL STATEMENTS


         The Portfolios' financial statements and financial highlights for the fiscal year ended April 30, 1997 are included in the Annual Report which is supplied with this Statement of Additional Information. The Portfolios' financial statements and financial highlights are incorporated herein by reference.

                                   APPENDIX A

DESCRIPTION OF SELECTED INDICES

Dow Jones Industrial Average is an unmanaged index of common stock prices representing stocks of major industrial companies and includes reinvestment of dividends.

Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stock prices and includes reinvestment of dividends.


Standard & Poor's MidCap 400 Index is an unmanaged index of common stock prices and includes reinvestment of dividends.


NASDAQ Composite Index is an unmanaged index of over-the-counter stock prices and does not assume reinvestment of dividends.

Russell 2000 Index is an unmanaged index of small capitalization stocks that includes reinvestment of dividends.

Morgan Stanley Capital International Europe, Australia, Far East (EAFE)

Index is an unmanaged index of over 1,000 foreign securities in Europe, Australia and the Far East, and includes reinvestment of dividends.

Morgan Stanley Capital World Index is an unmanaged index of over 1,500 foreign securities, and includes reinvestment of dividends.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance and includes reinvestment of dividends. It is comprised of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Yankee Bond Index.

Lehman Brothers Government Bond Index is an index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and of corporate debt guaranteed by the U.S. government. The index excludes flower bonds, foreign targeted issues, and mortgage-backed securities.

Lehman Brothers Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's or BBB by S&P or, in the case of unrated bonds, BBB by Fitch Investors Service. Collateralized mortgage obligations are not included in the Corporate Bond Index.

The Government Bond Index and the Corporate Bond Index combine to form the Government/Corporate Bond Index.

Lehman Brothers Intermediate Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities of one to ten years and are rated at least Baa by Moody's or BBB by S&P, or, in the case of unrated bonds, BBB by Fitch Investors Service.

Lehman Brothers Long-Term Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities greater than ten years and are rated at least Baa by Moody's or BBB by S&P, or, in the case of unrated bonds, BBB by Fitch Investors Service.

Salomon Brothers High Grade Corporate Bond Index is an index of high quality corporate bonds with a minimum maturity of at least ten years and with total debt outstanding of at least $50 million. Issues included in the index are rated AA or better by Moody's or AA or better by S&P.

Merrill Lynch High and Medium Quality Intermediate-Term Corporate Index is an index comprised of all public, fixed-rate, non-convertible corporate debt. Issues included in this index have remaining maturities of between one year and
9.99 years. Issues included in the index are rated at least BBB by S&P.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

Moody's ratings for state and municipal and other short-term obligations are designated Moody's Investment Grade ("MIG," or "VMIG" for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

The ratings from AA to BBB may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and with high internal cash generation.

         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only to a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                   APPENDIX B

                                 1997 TAX RATES

The following tables show the effect of a shareholder's tax status on effective yield under the federal and applicable state and local income tax laws for 1997. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 3% to 7%. Of course, no assurance can be given that a Portfolio will achieve any specific tax-exempt yield. While the Portfolios invest principally in obligations whose interest is exempt from federal income tax (and, in the case of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, from Maryland and Pennsylvania state income tax, respectively, as well) other income received by a Portfolio may be taxable.

Use the first table to find your approximate effective tax bracket taking into account federal and state taxes for 1997.

                                                                      COMBINED                       COMBINED       COMBINED
                                           FEDERAL       MARYLAND   MARYLAND AND   PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
  SINGLE RETURN       JOINT RETURN         INCOME        MARGINAL     FEDERAL        MARGINAL      AND FEDERAL     AND FEDERAL
  TAXABLE INCOME     TAXABLE INCOME      TAX BRACKET       RATE    EFFECTIVE TAX       RATE        EFFECTIVE TAX  EFFECTIVE TAX
                                                                      BRACKET**                      BRACKET**       BRACKET**
 24,651    59,750    41,201     99,600      28.00%         5.00%     33.76%***        2.8%          33.50%****     30.02%*****
 59,751   124,650    99,601    151,750      31.00%         5.00%     36.52%***        2.8%          36.27%****     32.93%*****
124,651   271,050   151,751    271,050      36.00%         5.00%     41.12%***        2.8%          40.89%****     37.79%*****
271,051             271,051                 39.60%         5.00%     44.43%***        2.8%          44.21%****     41.29%*****

* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

*** Combined Maryland and federal effective tax brackets take into account the highest combined Maryland state and county income tax rate of 8.00% (applicable to residents of Allegheny, Caroline, Montgomery, Prince George's, Somerset, St. Mary's and Wicomico Counties). For Allegheny, Caroline, Montgomery, Prince George's, Somerset, St. Mary's and Wicomico, the county income tax rate is equal to 60% of Maryland state taxes. For Carroll County, the county income tax rate is 58% of the state tax. For Baltimore County and Queen Anne's County, the county income tax rate is 55% of the state tax. For Talbot County, the county income tax rate is 40% of the state tax. For Worcester County, the county income tax rate is 30% of the state tax. The county income tax rate for the remaining counties of the State of Maryland, as well as the City of Baltimore, is 50% of the state tax. Figures are tax-effected to reflect the federal tax benefit for persons who itemized deductions.

**** Combined Pennsylvania and federal effective tax brackets take into account the highest combined Pennsylvania state income tax rate of 2.8% and Philadelphia school district investment income tax rate of 4.84%. Figures are tax-effected to reflect the federal tax benefit for persons who itemized deductions. Having determined your effective tax bracket above, use the following table to determine the tax equivalent yield for a given tax-free yield.

***** Combined Pennsylvania and federal effective tax brackets take into account the highest Pennsylvania state income tax rate of 2.8% but does not take into account any local income tax rate since only residents of the school district of Philadelphia are subject to a local income tax on the net income from the ownership, sale or other disposition of tangible and intangible personal property. Figures are tax-effected to reflect the federal tax benefit for persons who itemized deductions.

If your combined effective federal, Maryland state and county personal income tax rate in 1997 is:

                  33.76%            36.52%            41.12%            44.43%

To match these tax free rates: Your taxable investment would have to earn the following yield:

3%                 4.53%             4.73%             5.10%             5.40%
4%                 6.04%             6.30%             6.79%             7.20%
5%                 7.55%             7.88%             8.49%             9.00%
6%                 9.06%             9.45%            10.19%            10.80%
7%                10.57%             11.03%           11.89%            12.60%

If your combined effective federal, Pennsylvania state and Philadelphia school district investment income tax rate in 1997 is:

                  33.50%            36.27%            40.89%            44.21%

Your taxable investment would have to earn the following yield:

3%                 4.51%             4.71%             5.08%             5.38%
4%                 6.02%             6.28%             6.77%             7.17%
5%                 7.52%             7.85%             8.46%             8.96%
6%                 9.02%             9.41%            10.15%            10.75%
7%                10.53%            10.98%            11.84%            12.55%

If your combined effective federal and Pennsylvania state income tax rate in 1997 is:

                  30.02%            32.93%            37.79%            41.29%

Your taxable investment would have to earn the following yield:

3%                 4.29%             4.47%             4.82%             5.11%
4%                 5.72%             5.96%             6.43%             6.81%
5%                 7.14%             7.45%             8.04%             8.52%
6%                 8.57%             8.95%             9.64%            10.22%
7%                10.00%            10.44%            11.25%            11.92%

A Portfolio may invest a portion of its assets in obligations that are subject to federal, state, or county (or City of Baltimore) income taxes. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federal- and state- tax-free.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, each Portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's holdings, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. The yields of the Retail Class, Institutional Class or Institutional II Class of a Portfolio are each calculated separately. The yields of the Retail Class and Institutional II Class of a Portfolio will be lower than those of the Institutional Class of the same Portfolio, due to higher expenses in general.

                           Part C - Other Information

Item 24.       Financial Statements and Exhibits

         (a)   Financial Statements


               The Registrant's financial statements for the fiscal year ended April 30, 1997 are incorporated herein by reference to the Annual Report dated April 30, 1997 filed with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940.


         (b)   Exhibits:


               (1)   (a)    Amended and Restated Declaration of Trust dated
                            March 19, 1993 is incorporated by reference to
                            Exhibit 1(b) to Pre-Effective Amendment No. 2.



                     (b) Supplement dated March 23, 1993 to the Amended and Restated Declaration of Trust dated March 19, 1993 is incorporated by reference to Exhibit 1(c) to Pre-Effective Amendment No. 2.


               (2) By-Laws of the Registrant are incorporated by reference to Exhibit 1(d) to Pre-Effective Amendment No. 2.

               (3)          Not applicable.

               (4)          Not applicable.

               (5)   (a)    Investment Advisory Agreement dated April 12, 1993,
                            between the Registrant and Allied Investment
                            Advisors, Inc. is incorporated herein by reference to Exhibit 5(a) to Pre-Effective Amendment No. 2.

                     (b) Investment Advisory Agreement dated June 7, 1994, between the Registrant and AIB Investment Managers Limited is incorporated herein by reference to
                            Exhibit 5(b) to Post-Effective Amendment No. 3.

                     (c) Investment Advisory Agreement dated July 13, 1995, between the Registrant and Allied Investment Advisors, Inc. is incorporated by reference to
                            Exhibit 1(d) of Post-Effective Amendment No. 7.

               (6)   (a)    Distribution Agreement dated November 1, 1995,
                            between the Registrant and SEI Financial Services
                            Company is incorporated herein by reference to
                            Exhibit 6(a) to Post-Effective Amendment No. 6.

                     (b) Administration Agreement dated November 1, 1995, between the Registrant and SEI Financial Management Corporation is incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 6.

               (7)          Not applicable.


               (8)   (a)    Custody Agreement dated April 1, 1997, between
                            the Registrant and FMB Trust Company N.A.



                     (b) Custodian Agreement dated November 9, 1995, between FMB Trust Company N.A. and Bankers Trust Company is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 6.


               (9) Transfer Agency and Service Agreement dated November 1, 1995, between the Registrant and SEI Financial Management Corporation is incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 6.

               (10) Opinion and consent of legal counsel is incorporated herein by reference to Exhibit 10 to Pre-Effective Amendment No. 3.

               (11)         Consent of independent auditors.

               (12)         Not applicable.

               (13) Written assurance dated May 27, 1993 that purchase representing initial capital was made for investment purposes without any present intention of redeeming or reselling is incorporated herein by reference to Exhibit 13 to Pre- Effective Amendment No. 3.

               (14)         Not applicable.

               (15)  (a)    Distribution Plan is incorporated herein by
                            reference on Exhibit 15(a) to Post-Effective
                            Amendment No. 2.

                     (b) Shareholder Servicing Plan is incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 1.

               (16) Schedule for Computation of Performance Calculations is incorporated herein by reference to
                            Exhibit 16 to Pre- Effective Amendment No. 3.

               (17)         Financial Data Schedule.

               (18) Rule 18f-3 Plan is incorporated herein by reference to Exhibit 18 of Post-Effective Amendment No. 5.

Item 25.       Persons Controlled by or Under Common Control with Registrant

               None.

Item 26.       Number of Holders of Securities



                                                                         NUMBER OF RECORD
PORTFOLIO                                  TITLE OF CLASS                    HOLDERS*
U.S. Treasury Money Market Portfolio       Institutional Class                  3
                                           Institutional II Class               1
                                           Retail Class                         7

U.S. Government Money Market Portfolio     Institutional Class                  2
                                           Institutional Class II               1

Money Market Portfolio                     Institutional Class                  3
                                           Institutional II Class               1
                                           Retail Class                        36

Tax-Free Money Market Portfolio            Institutional Class                  3
                                           Institutional Class II               1
                                           Retail Class                         7

Short-Term Treasury Portfolio              Institution Class                    3
                                           Retail Class                         8

Intermediate Fixed Income Portfolio        Institution Class                    3
                                           Retail Class                         1

Income Portfolio                           Institutional Class                  5
                                           Retail Class                         8

Maryland Tax-Free Portfolio                Institutional Class                  3
                                           Retail Class                        10

Pennsylvania Tax-Free Portfolio            Institutional Class                  3
                                           Retail Class                         7

Balanced Portfolio                         Institutional Class                  4
                                           Retail Class                        20

Equity Income Portfolio                    Institutional Class                  3
                                           Retail Class                         7

Equity Index Portfolio                     Institutional Class                  0
                                           Retail Class                         0

Blue Chip Equity Portfolio                 Institutional Class                  3
                                           Retail Class                        79

Large-Cap Value Portfolio                  Institutional Class                  0
                                           Retail Class                         0

Mid-Cap Value Portfolio                    Institutional Class                  3
                                           Retail Class                         0


                                                                        NUMBER OF RECORD
PORTFOLIO                                  TITLE OF CLASS                    HOLDERS*
Stock Portfolio                            Institutional Class                  2
                                           Retail Class                         0

Capital Growth Portfolio                   Institutional Class                  4
                                           Retail Class                        43

Special Equity Portfolio                   Institutional Class                  5
                                           Retail Class                        17

International Equity Portfolio             Institutional Class                  3
                                           Retail Class                        13


----------------------

*  As of June 30, 1997



Item 27.       Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present trustee or officer. It states that the Registrant shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he is involved by virtue of his service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.       Business and Other Connections of Investment Adviser

Allied Investment Advisors, Inc. ("AIA") serves as investment adviser to all Portfolios of the Registrant except the International Equity Portfolio. A description of the directors and officers of AIA and other required information is included in the Form ADV and schedules thereto of AIA, as amended, on file with the Securities and Exchange Commission (File No. 801-50883) and is incorporated herein by reference.

AIB Investment Managers Limited ("AIBIM") serves as investment adviser to International Equity Portfolio of the Registrant. A description of the directors and officers of AIBIM and other required information is included in the Form ADV and schedules thereto of AIBIM, as amended, on file with the Securities and Exchange Commission (File No. 801-41173) and is incorporated herein by reference.

Item 29.       Principal Underwriters

         (a) SEI Investments Distribution Co. (formerly SEI Financial Services Company) acts as distributor for the Registrant. SEI Investments Distribution Co. also acts as distributor for: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Asset Allocation Trust, Stepstone Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds(R), Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc. The Achievement Funds Trust, Bishop Street Funds, Monitor Funds, FMB Funds, Inc., STI Classic Variable Trust, TIP Funds, CrestFunds, Inc., First American Strategy Funds, Inc., HighMark Funds and Expedition Funds.


               SEI Investments Distribution Co. provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services, and automated execution, clearing and settlement of securities transactions.

         (b) Directors, officers and partners of SEI Investments Distribution Co. are as follows:

Name and Principal             Positions and Offices                      Positions and Offices
Business Address*              With Underwriter                           With Registrant
Alfred P. West, Jr.            Director, Chairman and Chief Executive
                               Officer

Henry H. Greer                 Director, President and Chief Operating
                               Officer

Carmen V. Romeo                Director, Executive Vice President,
                               President -- Investment Advisory Group

Gilbert L. Beebower            Executive Vice President

Richard B. Lieb                Executive Vice President, President of
                               Investment Services Division

Dennis J. McGonigle            Executive Vice President

Leo J. Dolan, Jr.              Senior Vice President

Carl A. Guarino                Senior Vice President

Larry Hutchison                Senior Vice President

David G. Lee                   Senior Vice President

Jack May                       Senior Vice President

A. Keith McDowell              Senior Vice President

Hartland J. McKeown            Senior Vice President

Name and Principal             Positions and Offices                      Positions and Offices
Business Address*              With Underwriter                           With Registrant
Barbara J. Moore               Senior Vice President

Kevin P. Robins                Senior Vice President, General Counsel     Vice President and
                               and Secretary                              Assistant Secretary

Robert Wagner                  Senior Vice President

Patrick K. Walsh               Senior Vice President

Robert Crudup                  Vice President and Managing Director

Barbara Doyne                  Vice President

Vic Galef                      Vice President and Managing Director

Kim Kirk                       Vice President and Managing Director

John Krzeminski                Vice President and Managing Director

Carolyn McLaurin               Vice President and Managing Director

Donald Pepin                   Vice President and Managing Director

Mark Samuels                   Vice President and Managing Director

Wayne M. Withrow               Vice President and Managing Director

Mick Duncan                    Vice President and Team Leader

Robert S. Ludwig               Vice President and Team Leader

Vicki Malloy                   Vice President and Team Leader

Robert Aller                   Vice President

Gordon W. Carpenter            Vice President

Marc H. Cahn                   Vice President and Assistant Secretary     Vice President and
                                                                          Assistant Secretary

Todd Cipperman                 Vice President and Assistant Secretary     Vice President and
                                                                          Assistant Secretary

Barbara A. Nugent              Vice President and Assistant Secretary     Vice President and
                                                                          Assistant Secretary
Ed Daly                        Vice President

Jeff Drennen                   Vice President

Kathy Heilig                   Vice President and Treasurer

Lawrence D. Hutchison          Vice President

Michael Kantor                 Vice President

Samuel King                    Vice President

Donald H. Korytowski           Vice President

Jack May                       Vice President

W. Kelso Morril                Vice President

Joanne Nelson                  Vice President

Sandra K. Orlow                Vice President and Assistant Secretary     Vice President and
                                                                          Assistant Secretary

Name and Principal             Positions and Offices                      Positions and Offices
Business Address*              With Underwriter                           With Registrant
Kim Rainey                     Vice President

Paul Sachs                     Vice President

Steve Smith                    Vice President

Kathryn L. Stanton             Vice President and Assistant Secretary     Vice President and
                                                                          Secretary
Daniel Spaventa                Vice President

James Dougherly                Director of Brokerage Services

*   One Freedom Valley Drive, Oaks, PA  19456

         (c)   Not applicable.

Item 30.       Location of Accounts and Records


The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office located at One Freedom Valley Drive, Oaks, PA 19456. Certain records, including records relating to the Registrant's shareholders, may be maintained pursuant to Rule 31a-3 at the offices of the Registrant's investment advisers, Allied Investment Advisors, Inc., located at 100 E. Pratt Street, Baltimore, MD 21202, and AIB Investment Managers Limited, located at AIB Investment House, Percy Place, Dublin 4, Ireland, respectively; and its transfer agent, SEI Fund Resources, located at One Freedom Valley Drive, Oaks, PA 19456. Certain records relating to the physical possession of the Registrant's securities may be maintained at the offices of the Registrant's custodian, FMB Trust Company, N.A., located at 25 South Charles Street, Baltimore, MD 21201, or at the offices of its sub-custodian, Bankers Trust Company, located at 16 Wall Street, New York, NY 10005.


Item 31.       Management Services

               Not applicable.

Item 32.       Undertakings

         (a)   Not applicable.

         (b) The Registrant hereby undertakes to file a post-effective amendment, including financial statements which need not be audited, within four to six months from the effective date of this post-effective amendment to the Registration Statement.

         (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders (which will contain a section with management's discussion and analysis of the fiscal year results), upon request and without charge.

         (d) The Registrant undertakes: 1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and 2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2) of the Investment Company Act of 1940, whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Oaks, and Commonwealth of Pennsylvania, on the 25th day of August, 1997.


                                        ARK FUNDS



                                        By: /s/ Kathryn L. Stanton
                                            -----------------------------------
                                            Kathryn L. Stanton
                                            Vice President


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


           *                       President (principal executive officer) and Trustee
-------------------------------
David D. Downes

/s/ James F. Volk                  Treasurer, Controller and Chief Financial Officer
-------------------------------    (principal financial and accounting officer)
James F. Volk

           *                        Trustee
-------------------------------
William H. Cowie, Jr.

           *                        Trustee
-------------------------------
Charlotte Kerr

           *                        Trustee
-------------------------------
George K. Reynolds, III

           *                        Trustee
-------------------------------
Thomas Schweizer


       * By:  /s/ Alan C. Porter                                August 25, 1997
             ------------------------------
               Alan C. Porter
               Attorney-in-Fact


An original power-of-attorney authorizing Alan C. Porter to execute amendments to this Registration Statement for each trustee of the Registrant on whose behalf this amendment to the Registration Statement is filed has been executed and filed with the Securities and Exchange Commission.

                                EXHIBIT INDEX





Exhibit                          Description                                                        Page No. *
--------------------------------------------------------------------------------------------------------------
(8)(a)             Custody Agreement dated April 1, 1997, between the Registrant and FMB Trust
                   Company, N.A.

(11)               Consent of Independent Auditors.

(17)               Financial Data Schedule




* Refers to sequentially numbered pages.